NATIONS
SEPARATE
ACCOUNT
TRUST




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001



          POLARIS
          AMERICA






                                                          [LOGO] ANCHOR NATIONAL
                                                           A SUN AMERICA COMPANY

                           IMPORTANT INFORMATION FROM
                            THE SUNAMERICA COMPANIES

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

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International            2
                                       Opportunities Portfolio
                                     Nations Separate Account Trust International Value Portfolio    5
                                     Nations Separate Account Trust Marsico Focused Equities         7
                                       Portfolio
                                     Nations Separate Account Trust Small Company Portfolio         10
                                     Nations Separate Account Trust Marsico 21st Century            12
                                       Portfolio
                                     Nations Separate Account Trust Marsico Growth & Income         15
                                       Portfolio
                                     Nations Separate Account Trust Capital Growth Portfolio        18
                                     Nations Separate Account Trust MidCap Growth Portfolio         20
                                     Nations Separate Account Trust Value Portfolio                 22
                                     Nations Separate Account Trust Asset Allocation Portfolio      24
                                     Nations Separate Account Trust High Yield Bond Portfolio       27
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       29
                                     Statements of operations                                       66
                                     Statements of changes in net assets                            68
                                     Schedules of capital stock activity                            72
                                     Financial highlights                                           76
                                     Notes to financial statements                                  80

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          10190.00                           10106.00
                                                                          10311.00                           10461.00
                                                                          10973.00                           10876.00
1999                                                                      14750.00                           13282.00
                                                                          14483.00                           12742.00
2000                                                                      12714.00                           11400.00
                                                                          11565.00                            9733.00
Dec. 31 2001                                                              10936.00                            8953.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                 SINCE
                                     1 YEAR    INCEPTION*
NATIONS MARSICO INTERNATIONAL        -13.98%      2.40%
  OPPORTUNITIES PORTFOLIO
MSCI EAFE                            -21.46%     -2.89%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS INTERNATIONAL GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2001, the Portfolio returned -13.98% versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), which returned -21.46%. On May 1, 2001, the Portfolio's sub-adviser changed to Marsico Capital Management, LLC. The Portfolio's present investment style represents a combination of macroeconomic "top-down" analysis with "bottom-up" fundamental stock analysis. The team looks for opportunities among stocks in all international markets.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


Since Marsico Capital Management, LLC began managing the Portfolio, Nations Marsico International Opportunities Portfolio was under-weighted to areas such as technology. The Portfolio benefited, in terms of relative performance, from its low allocation to technology companies.


In several cases, areas of increased emphasis in the Portfolio had positive effects on performance. In financial services, the Portfolio's performance was helped by its investments in Northern Rock plc, Munchener Ruckvers, Zurich Financial Services and Royal Bank of Scotland. Another value-added area of investment for the Portfolio last year was its transportation holdings, highlighted by investments in Ryanair.


The primary area of underperformance for the Portfolio was a mix of various financial, media and communications companies. These included Allianz AG, AXA Financial, Inc., Vodafone Group plc, Nokia oyj and Fuji Television Network, Inc.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.


(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.


(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

WHAT IS YOUR OUTLOOK FOR 2002?(3)

The terrorist attacks of September 11, 2001 occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early-2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

The Federal Reserve Board has eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

(3)The outlook for this Portfolio may differ from that presented for other Nations Fund Portfolios.

We believe there are opportunities to identify even more companies undergoing strategic changes in the coming year and feel because we are in a tough economic environment, world wide, that the visibility of lifecycle-change companies may become more apparent.

We remain in the near term cautious on international markets due to the world economic slowdown, which ultimately reduces earnings visibility. This may be particularly true for technology and telecommunications companies, which may not pull out of their slump for at least 12 to 18 months.

We believe the financial slowdown may be growing in Europe and Japan and that it may take a U.S. recovery to pull the rest of the world out of its economic decline.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, L.P.
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                               10000.00                           10000.00
                                                                           9090.00                            9194.00
                                                                           9465.00                            8947.00
                                                                           8853.00                            7718.00
                                                                           9003.00                            7638.00
                                                                           7760.00                            6569.00
Dec. 31 2001                                                               8532.00                            7027.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS INTERNATIONAL VALUE           -9.87%     -10.13%
  PORTFOLIO
MSCI EAFE                            -21.46%     -21.15%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2001, Nations International Value Portfolio returned -9.87%. Over the same period the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) declined 21.46%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Throughout the period, a number of factors contributed to a difficult near-term environment for many international markets. These include evidence of global economic slowing, especially in Japan, eroding corporate profits and negative sentiment immediately following the September terrorist attacks in the United States.

The Portfolio's substantial weighting in Japan, and declines among Japanese holdings, proved the greatest detriment to overall results during the last 12 months. Stock-specific weakness among holdings in France also negatively impacted returns.

Solid gains among the Portfolio's holdings, as well as significant exposure in the United Kingdom, proved the greatest positive influences on returns in the period. Stock-specific gains among holdings in Mexico also boosted overall results. In addition, solid gains among holdings in the multi-line retail, metals and mining, and wireless telecommunications services industries proved to be positive influences on overall Portfolio returns. Specifically, the best performing holdings during the period were Marks & Spencer plc, BT Group plc, America Movil SA de CV'L' and Petrobras.

With regard to industry exposure, a substantial weighting in the diversified telecommunications services industry was detrimental to the Portfolio's performance. Among the stocks that hindered the Portfolio were NTT Corporation (Japan), Deutsche Telekom AG (Germany) and Telecommunicacoes Brasileiras SA-Telebras (Brazil). For many telecommunications companies, slowing growth and short-run overcapacity led to weaker earnings in 2001. A number of prominent telecommunications firms shed significant market value during the year, which provided the Portfolio with selected buying opportunities.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL
VALUE PORTFOLIO (CONTINUED)


From our standpoint, the hard times experienced by many telecommunications firms over the past two years belies sound company fundamentals, which we believe supports the value of our telecommunications holdings. We look for established players with strong market shares and sound balance sheets, and we are confident in these companies and their ability to weather economic downturns. Although performance for the telecommunications industry was poor for the year, we are optimistic regarding the individual telecommunications companies within the Portfolio and continue to focus on the creation of long-term value versus short-term performance.

Weak short-term performance in, and our substantial exposure to, the banking industry also weighed on results. Among our bank holdings were Sumitomo Mitsui Banking Corporation (Japan), Mitsubishi Tokyo Financial Group Inc. (Japan) and DBS Group Holdings Ltd. (Singapore).

WHAT IS YOUR INVESTMENT OUTLOOK FOR 2002?(3)

Overall, 2001 was certainly a tough year for the world's equity markets. At the same time, some of the year's developments cast a reassuring light on the value investing strategy. Because of lessons like those taught in the telecommunications and technology sectors, our faith in the core principles of our philosophy is as strong as ever. We remain optimistic regarding the individual telecommunications companies in the Portfolio. Going forward, we believe these firms will be well positioned amid industry consolidation and declining capacity. Overall, we believe the fundamental strengths of individual holdings inspire optimism for continued gains over the long term.

Looking ahead, we remain unfazed by murky predictions about the economy or interest-rate forecasts. As always, we retain our focus on identifying solid individual businesses selling at bargain prices. With strict adherence to our investment discipline, we believe that uncertain times may provide investors with a favorable opportunity for long-term appreciation.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          11470.00                           10343.00
                                                                          13016.00                           11300.00
1999                                                                      15018.00                           12698.00
                                                                          19951.00                           13677.00
2000                                                                      18473.00                           13618.00
                                                                          16796.00                           12432.00
                                                                          14592.00                           11600.00
Dec. 31 2001                                                              13820.00                           10955.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                 SINCE
                                     1 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED EQUITIES     -17.72%      8.97%
  PORTFOLIO
S&P 500                              -11.88%      2.45%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2001, Nations Focused Equities Portfolio returned -17.72%. Over the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) returned -11.88%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. In reflecting upon the year and analyzing the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's performance shortfall as compared to the S&P 500 Index.


Fortunately, the news with regard to the Portfolio's healthcare-related holdings wasn't all bad last year. In the equipment and services areas, holdings in companies such as Tenet Healthcare Corporation, Unitedhealth Group Inc. and Johnson & Johnson added value. As we reduced the Portfolio's positions in pharmaceutical and biotechnology companies, we increased allocations to the equipment and services industries.


In addition, the Portfolio's performance, as compared to our benchmark, the S&P 500 Index, was in some cases affected by industries that we did not own that performed relatively well, particularly stocks of tobacco companies and regional banks. With regard to energy, the Portfolio's performance was negatively affected last year by positions in companies such as Smith International Inc., Calpine Corporation and Schlumberger Ltd. We have reduced or eliminated all of our energy-related positions.


Two of the primary detractors from performance were the Portfolio's positions in pharmaceutical and biotechnology companies. These included companies such as Merck & Company, Inc., Pfizer Inc., Genentech Inc. and Amgen Inc. Many technology and telecommunication companies earnings outlooks deteriorated during the period. We believed the healthcare sector, in general, offered a better investment alternative both in terms of profit outlooks and valuations. We were particularly drawn to the apparent strength of various companies' new product pipelines, which we considered to be robust and exciting. Furthermore, our research suggested that -- on a historical basis -- healthcare-related companies tended to perform relatively well during periods when equity markets, technology stocks in particular, were experiencing high levels of volatility and, in the aggregate, trending down.


THE PORTFOLIO IS NON-DIVERSIFIED AND NORMALLY INVESTS IN 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, IT MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

However, while we felt each of these is defensible, in hindsight they were somewhat off the mark. Pharmaceutical stocks were under pressure throughout much of the year over potentially renewed political pressure on pricing. That pressure was exacerbated when James Jeffords of Vermont announced he was leaving the Republican Party in favor of Independent status. That change was perceived to shift the balance of power in the U.S. Senate with regard to healthcare administration -- a potential negative for the pharmaceutical companies. Later in the year, we felt there was a subtle evolution in the manner in which the Food & Drug Administration ("FDA") was conducting its review process for new drugs. In our view, the FDA seemed increasingly less willing to approve a variety of new products. That, in turn, triggered some questions in our minds about the companies' product pipelines, which in turn created doubts about various companies' earnings outlooks. Far from being a "safe harbor," our positions in pharmaceutical and biotechnology companies turned out to be a significant underlying reason for the Portfolio's underperformance last year.

An additional area of investment that detracted from the Portfolio's results was our investments in consumer-related companies. A substantial portion of the performance shortfall for the overall year occurred in September 2001. The terrorist attacks on September 11, 2001 were a catalyst for an initial sell-off in a variety of industries, including retailing, lodging, and leisure-related. Home Depot, Inc., Tiffany & Company, and Four Seasons Hotels Inc. were particularly hard-hit in the immediate aftermath of the terrorist attacks. However, they recovered in the fourth quarter. We should note that we continue to maintain our positions in these areas as of December 31, 2001.

WHAT IS YOUR OUTLOOK FOR 2002?(3)

The terrorist attacks of September 11, 2001 occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early 2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)


The Federal Reserve Board eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investments include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary. Much of the Portfolio's investment emphasis continues to be in areas such as consumer-related, healthcare, financial services, and aerospace/defense.

NATIONS SMALL COMPANY
PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALLCAP STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                           NATIONS SMALL       RUSSELL 2000 GROWTH     STANDARD & POOR'S
                                         COMPANY PORTFOLIO            INDEX            SMALLCAP 600 INDEX        RUSSELL 2000
                                         -----------------     -------------------     ------------------        ------------
Mar. 27 1998                                   10000                  10000                  10000                  10000
                                                9750                   9426                   9606                   9534
                                                9065                   9048                   8935                   8855
                                                9366                  10209                   9386                   9677
1999                                            9602                  12947                  10045                  10738
                                               10285                  13106                  10736                  11064
2000                                           10643                  10043                  11228                  10413
                                               11277                  10047                  11928                  11127
Dec. 31 2001                                   11061                   9117                  11958                  10672

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                 SINCE
                                     1 YEAR    INCEPTION*
NATIONS SMALL COMPANY PORTFOLIO       3.93%       2.71%
RUSSELL 2000 GROWTH                  -9.22%      -2.42%
RUSSELL 2000(3)                       1.74%       3.77%
S&P SMALLCAP 600                      6.50%       4.86%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's SmallCap 600 Index. Effective May 1, 2001, portfolio management changed the Index to the Russell 2000 Index. Effective August 1, 2001, portfolio management changed the index to the Russell 2000 Growth Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS SMALLCAP INDEX PORTFOLIO WAS RENAMED NATIONS SMALL COMPANY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2001, Nations Small Company Portfolio substantially outperformed its benchmark, returning 3.93%, versus the Russell 2000 Growth Index(1), which returned -9.22%. Prior to May 1, 2001, the portfolio management team employed a passively-managed investment style that sought to replicate the Standard & Poor's SmallCap 600 Index(2). Since May 1, 2001, the Portfolio has been actively managed. The team identifies stocks based on fundamental analysis of each company, the company management and their financial situation. The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth and its peer group.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(4)

Financial stocks fared better than most for the Portfolio, displaying more stable earnings, greater earnings certainty going forward, a higher return on equity and lower volatility. In addition, they benefited from lower interest rates, a new tax plan and minimal, if any, foreign exposure. Financial stocks in the Portfolio, such as City National, were rewarded for their steady earnings growth and healthy credit quality.


BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

(1)The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 common stocks weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS SMALL COMPANY
PORTFOLIO (CONTINUED)

The Portfolio's technology stocks fared well, resulting from good stock selection combined with some investors feeling more comfortable about a potential economic rebound in the 2002. Strength in the Portfolio was broad based, with gains seen in network equipment, computer services and software. During the period, TTI Team Telecom International Ltd., a new top-10 holding of the Portfolio, was up over 50% as they reported strong revenue and earnings, maintained a healthy pipeline/backlog of business, and continued to extend their product line and customer reach. C-COR Electronics, a top-20 holding, was up over 40%.

A majority of the Portfolio's healthcare stocks were up during the period, reporting solid earnings and benefitting investors looking for potentially steady earnings. Performance was led by three top-20 holdings: Orthodontic Centers of America, Inc., Province Healthcare Company and Martek Biosciences Corporation. In addition, performance was helped by a "takeout" during the period. RightChoice Managed Care, Inc. agreed to be acquired by Wellpoint Health Networks Inc. for $66 per share in cash, representing a nearly 50% premium to RightChoice's stock price at the time.

The Portfolio's energy stocks detracted most from performance during the period. Falling natural gas prices, economic uncertainty and a potential OPEC market share battle led to a broad-based weakness in the sector. Exploration and production, integrated oil and oil services were all sectors that underperformed within the Portfolio. Specific holdings that weighed on performance included Precision Drilling Corporation, Patterson - UTI Energy, Inc. and Vintage Petroleum, Inc.


WHAT IS YOUR OUTLOOK FOR 2002?(5)

We remain optimistic on the outlook for small-cap stocks in 2002. Compelling earnings and valuations, minimal foreign exposure, and history's lesson that small-cap stocks (notably small-cap growth stocks) historically have performed well coming out of a recession, could allow small-cap stocks to continue their relative outperformance versus other investments.

In addition, with smaller-cap companies potentially becoming more dependent on bank credit to finance company growth, we feel the continued easing of credit availability could provide small companies with increased access to less expensive capital. Provided an economic recovery takes shape, small-cap stocks, with increasing access to capital, are further given the potential to continue their outperformance in the coming quarters.

(5)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES A. HILLARY,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS MARSICO 21ST                                    STANDARD & POOR'S 500
                                                    CENTURY PORTFOLIO       RUSSELL 1000 GROWTH INDEX             INDEX
                                                  --------------------      -------------------------     ---------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                        10150.00                    10454.00                    10343.00
                                                        10644.00                    12046.00                    11300.00
1999                                                    11887.00                    13306.00                    12698.00
                                                        11682.00                    16041.00                    13677.00
2000                                                    10959.00                    16721.00                    13618.00
                                                         8508.00                    12444.00                    12432.00
                                                         6580.00                    10672.00                    11600.00
Dec. 31 2001                                             6249.00                     9902.00                    10955.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                 SINCE
                                    1 YEAR     INCEPTION*
NATIONS MARSICO 21ST CENTURY        -26.56%     -11.74%
  PORTFOLIO
RUSSELL 1000 GROWTH(2)              -20.42%      -0.26%
S&P 500                             -11.88%       2.45%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Russell 1000 Growth Index. Effective May 1, 2001, portfolio management changed the Index to the Standard & Poor's 500 Composite Stock Price Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



NATIONS AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO 21ST CENTURY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, the Portfolio returned -26.56% versus the Standard & Poor's 500 Composite Stock Price Index(1) ("S&P 500 Index"), which returned -11.88%. On May 1, 2001, the Portfolio's sub-adviser changed to Marsico Capital Management, LLC. The Portfolio Manager looks for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the Portfolio Manager uses a disciplined analytical process to assess its potential as an investment. This process includes "top-down" analysis that takes into account economic factors such as interest rates, inflation, the regulatory environment, the industry and global competition. The process also includes a "bottom-up" analysis of a company's financial situation as well as individual company characteristics such as commitment to research, market franchise and quality of management.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Healthcare-related holdings on balance added value to the Portfolio's returns last year. While holdings in pharmaceutical and biotechnology companies -- including Genentech, Inc., Amgen Inc. and Pacificare Health Systems Inc. -- hurt performance somewhat, this was more than offset by investments such as Intermune Pharmaceuticals, Inc., Inspire Pharmaceuticals Inc., UnitedHealth Group Inc. and Tenet Healthcare Inc.


Over the course of the past year, there were several primary factors underlying the Portfolio's performance. The Portfolio's positions in technology and telecommunications companies were one area of overall weakness. In particular, hardware and equipment companies -- including EMC Corporation, Sun Microsystems, Inc., and Cisco Systems, Inc. -- detracted significantly from the Portfolio's overall returns.


Energy-related holdings were a second area of weakness for the Portfolio. Specifically, companies such as Smith International, Inc., Devon Energy Corporation, BJ Services Company, and Calpine Corporation detracted from investment results.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)


WHAT IS YOUR OUTLOOK FOR 2002?(4)

The terrorist attacks of September 11, 2001 occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early 2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

The Federal Reserve Board eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.


(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)


We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary. Much of the Portfolio's investment emphasis continues to be in areas such as consumer-related, healthcare, financial services, and aerospace/defense.

NATIONS MARSICO
GROWTH & INCOME PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH & INCOME
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          11270.00                           10343.00
                                                                          12180.00                           11300.00
1999                                                                      13953.00                           12698.00
                                                                          18891.00                           13677.00
2000                                                                      18300.00                           13618.00
                                                                          16544.00                           12432.00
                                                                          14599.00                           11600.00
Dec. 31 2001                                                              13626.00                           10955.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                 SINCE
                                    1 YEAR     INCEPTION*
NATIONS MARSICO GROWTH & INCOME     -17.63%       8.56%
  PORTFOLIO
S&P 500                             -11.88%       2.45%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth & Income Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Marsico Growth & Income Portfolio returned -17.63%. Over the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) returned -11.88%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. In reflecting upon the year and studying the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's performance shortfall as compared to the S&P 500 Index.


Fortunately, the news with regard to the Portfolio's healthcare-related holdings wasn't entirely bad last year. In the equipment and services areas, holdings in companies such as Tenet Healthcare, Inc., Unitedhealth Group Inc. and Johnson & Johnson added value. As we reduced the Portfolio's positions in pharmaceutical and biotechnology companies, we increased allocations to the equipment and services industries.


In addition, the Portfolio's performance as compared to our benchmark, the S&P 500 Index, was in some cases affected by industries that we did not own that performed relatively well, particularly stocks of tobacco companies and regional banks. With regard to energy, the Portfolio's performance was negatively affected last year by positions in companies such as Smith International, Inc., Calpine Corporation and Schlumberger Ltd. We have reduced or eliminated all of our energy-related positions.


Two of the primary detractors from performance were the Portfolio's positions in pharmaceutical and biotechnology companies. These included companies such as Merck & Company, Inc., Pfizer Inc., Genentech, Inc. and Amgen Inc. In our view, earnings outlooks for many technology and telecom companies were beginning to deteriorate. We believed the healthcare sector in general offered a better investment alternative both in terms of profit outlooks and valuations. We were particularly drawn to the apparent strength of various companies' new product pipelines, which we considered to be robust and exciting. Furthermore, our research suggested that -- on a historical basis -- healthcare-related companies tended to perform relatively well during periods when equity markets, technology stocks in particular, were experiencing high levels of volatility and, in the aggregate, trending down.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

However, while each of these is defensible, in hindsight they were somewhat off the mark. Pharmaceutical stocks were under pressure throughout much of the year over potentially renewed political pressure on pricing. That pressure was exacerbated when James Jeffords of Vermont announced he was leaving the Republican Party in favor of Independent status. That change was perceived to shift the balance of power in the U.S. Senate with regard to healthcare administration -- a potential negative for the pharmaceutical companies. Later in the year, we felt there was a subtle evolution in the manner in which the Food & Drug Administration ("FDA") was conducting its review process for new drugs. In our view, the FDA seemed increasingly less willing to approve a variety of new products. That, in turn, triggered some questions in our minds about the companies' product pipelines, which in turn created doubts about various companies' earnings outlooks. Far from being a "safe harbor", our positions in pharmaceutical and biotechnology companies turned out to be a significant underlying reason for the Portfolio's underperformance last year.

An additional area of investment that detracted from the Portfolio's results was our investments in consumer-related companies. A substantial portion of the performance shortfall for the overall year occurred in September 2001. The terrorist attacks on September 11 were a catalyst for an initial sell-off in a variety of industries, including retailing, lodging, and leisure-related. Home Depot, Inc., Tiffany & Company, and Four Seasons Hotels Inc. were particularly hard-hit in the immediate aftermath of the terrorist attacks. However, these stocks recovered in the fourth quarter. We should note that we continue to maintain our positions in these areas as of December 31, 2001.


WHAT IS YOUR OUTLOOK FOR 2002?(3)

The terrorist attacks of September 11, 2001 occurred at a precarious time for the U.S. economy and many other economies throughout the world. U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary driver behind the robust economic growth that characterized the 1990s, had been severely curtailed by many U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services, and faced a glut of inventory. Stock prices had fallen dramatically from their highs achieved in early-2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may bode well for equity investors. We are heartened by a recovery in stock prices that took place in the fourth quarter of 2001. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus, and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

The Federal Reserve Board eased monetary policy aggressively in 2001, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. Further interest rate cuts, in our view, are a distinct possibility. While we acknowledge that these interest rate reductions thus far appear to have had limited impact on the U.S. economy, we believe strongly that the sheer magnitude of the rate cuts should eventually exert a powerful and positive effect on overall economic activity. We note that many central banks in other countries have also acted to reduce interest rates.


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Inflation, as measured by the Consumer Price Index, continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates may have room to decline further.

The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. With regard to equity valuations, there are a number of sectors and industries that, in our view, appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during the highly turbulent environment after September 11 merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Energy prices have fallen substantially. Inventory corrections are well underway in many sectors of the economy. Finally, and perhaps just as importantly, we salute the measured, cooperative, and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

We believe that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing and media companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies. Potentially compelling new ideas for investment include so-called "assured demand" types of companies (e.g., beverage, food, cable television) and companies that offer potential for solid earnings growth that can withstand the pressures stemming from uncertain economic times.

We continue to work diligently to evaluate the overall capital market environment and assess the Portfolio's holdings. Our investment teams have reviewed each investment position carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Portfolio holdings, and/or raising substantial cash positions, is unnecessary. Much of the Portfolio's investment emphasis continues to be in areas such as consumer-related, healthcare, financial services, and aerospace/defense.

NATIONS CAPITAL
GROWTH PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                 NATIONS CAPITAL GROWTH       STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX             RUSSELL 1000 GROWTH INDEX
                                                 ----------------------       ---------------------     -------------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                        10320.00                    10343.00                    10454.00
                                                        11139.00                    11300.00                    12046.00
1999                                                    12397.00                    12698.00                    13306.00
                                                        13174.00                    13677.00                    16041.00
2000                                                    13033.00                    13618.00                    16721.00
                                                        11658.00                    12432.00                    12444.00
                                                        10895.00                    11600.00                    10672.00
Dec. 31 2001                                            10270.00                    10955.00                     9902.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS CAPITAL GROWTH PORTFOLIO     -11.91%       0.71%
RUSSELL 1000 GROWTH                  -20.42%      -0.26%
S&P 500                              -11.88%       2.45%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective October 1, 2001, portfolio management changed the Index to the Russell 1000 Growth Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



NATIONS MANAGED INDEX PORTFOLIO WAS RENAMED NATIONS CAPITAL GROWTH PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.


HOW DID THE PORTFOLIO PERFORM?


For the 12-month period ended December 31, 2001, Nations Capital Growth Portfolio returned -11.91% versus -11.88% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) and -20.42% for the Russell 1000 Growth Index(2). The Portfolio's objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential. The Portfolio's principal investment strategy is to normally invest at least 65% of its assets in common stocks of companies that have one or more of the following characteristics: above-average earnings growth compared with the S&P 500 Index, established operating histories, strong balance sheets and favorable financial performance and above-average return on equity compared with the S&P 500 Index.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)


Portfolio performance was largely driven by two factors, slowing economic growth and the September 11, 2001 terrorist attacks. As we entered the summer months, it was becoming increasingly apparent that economic growth was slowing. Following a couple of false starts in January and April of 2001, the stock market faded throughout the summer months, leading to a significant drop in August which culminated in the sell-off following the terrorist attacks in September. The Portfolio was negatively affected by its exposure in retail, technology and consumer cyclical stocks during this period. The Portfolio was positioned for an economic recovery that failed to materialize in the summer months.


Following the terrorist attacks, we simplified our approach to three basic principles: focus on the long-term outlook; ignore individual company management guidance; and be very conscious of valuation. As the market reacted to the terrorist attacks, many high-quality stocks suffered dramatic sell-offs. This period offered investors a rare opportunity to reposition portfolios into these high-quality stocks at relatively inexpensive valuations. The Portfolio initiated or increased its holdings in technology and early cycle stocks (stocks we believe are more likely to perform well when the economy is accelerating out of a recession), including Cisco Systems, Inc., Microsoft Corporation, Intel Corporation, General Electric Company, Centex Corporation and Starwood Hotels & Resorts Worldwide Inc. These companies all contributed to the Portfolio's outperformance in the fourth quarter of 2001. In addition, superior stock selection in the communications, financial services and technology sectors significantly contributed to performance during the fourth quarter. Top performers included Clear Channel Communications, Inc., Viacom Inc., Concord EFS, Inc., Citigroup Corporation, Merrill Lynch & Company, Inc., VERITAS Software Corporation, Xilinx, Inc.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

and Check Point Software Technologies Ltd. On the other hand, stocks in the biotechnology and independent power producer areas, such as Calpine Corporation and AES Corporation, hurt results.


WHAT IS YOUR OUTLOOK FOR 2002?(4)

We are cautiously optimistic about equity market returns in 2002 for several reasons. First, we believe the 11 interest rate reductions by the Federal Reserve Board last year should have a positive effect on future growth. Lower interest rates reduce the cost of borrowing for corporations, generally spurring increasing capital spending. Many consumers also benefit from lower interest rates in terms of lower mortgage payments and lower credit card interest costs. Generally low interest rates also support higher stock valuations. As investors are paid less to hold cash and fixed income securities, they have historically sought out higher returns in stocks.

A second reason we are optimistic about future growth is lower tax rates. The tax reduction package passed last year may create more opportunities for consumers to spend, and consumer spending comprises two-thirds of the total U.S. economy. Another reason for optimism is the low level of inventories held by many companies. The recession of 2001 was as much about inventory reduction as it was about lower demand. We believe that inventories are at very low levels and any pick up in end-market demand (as a result of lower interest rates or lower taxes) may filter through the entire economy.

The key to successful investing in 2002, we believe, will be to select the best positioned companies in sectors most likely to benefit from an economic recovery and to be sensitive to valuations. Nations Capital Growth Portfolio is positioned for a potential economic recovery in 2002 by being overweighted in technology, consumer cyclical and capital goods stocks and underweighted in healthcare and consumer staples stocks. While we believe all of the factors we've outlined may ultimately lead to higher stock valuations, we know that the market rarely moves in a straight line. Volatility will continue to be present as investors shift from a "bear market" to a "bull market" mentality.

(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                              NATIONS MIDCAP GROWTH PORTFOLIO                 INDEX
                                                              -------------------------------      ----------------------------
May 1 2001                                                                 10000                              10000
                                                                            9780                              10233
                                                                            9580                              10192
                                                                            6790                               8503
Dec. 31 2001                                                                8440                              10032

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                               SINCE
                                             INCEPTION*
NATIONS MIDCAP GROWTH PORTFOLIO               -15.60%
S&P MIDCAP 400                                  0.32%

*Cumulative Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


Since its inception on May 1, 2001 through the period ended December 31, 2001, Nations MidCap Growth Portfolio returned -15.60% versus the Standard & Poor's MidCap 400 Index(1) (the "Index"), which returned 0.32%(2).
WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

It was an extraordinarily difficult year for growth stocks. Enormous economic uncertainty and a rapid deterioration in corporate earnings generally led investors to abandon stocks with premium valuations. It was a year of continuous declines - punctuated by brief rallies in April, June and November -- which culminated in the sell-off following the terrorist attacks on September 11, 2001.


The Portfolio lost much of its ground against its benchmark in the months of May and June. The performance lag relative to the Index during this brief period can be attributed to a handful of stocks and a couple of sectors. One particular stock, Calpine Corporation, an independent power producer with exposure to the California market, fell sharply when the bankrupt utility, PG&E Company, threatened to reject certain contracts with the company and refuse payment on past-due receivables. Calpine's financial troubles would be magnified later in the year with Enron Corporation's bankruptcy tainting many companies in the industry.


The Portfolio was hurt by its underweighted position in the consumer-cyclical sectors, particularly retailing. While the Portfolio owned a number of outstanding retailers -- including Tiffany & Company, Bed Bath & Beyond, Inc. and Talbots, Inc. -- we were extremely cautious in this economically sensitive sector due to concerns over its dependence on strong consumer spending patterns. While the Portfolio had considerable exposure in the healthcare sector, including several companies that turned in outstanding performances, we were underweighted in this sector which hindered performance.


Following the attacks on September 11, we simplified our approach to three basic principles: focus on the long-term outlook; ignore individual company management guidance; and be very conscious of valuation. As the market reacted to the terrorist attacks, many high-quality stocks suffered and sold-off dramatically. This period offered investors a rare opportunity to reposition portfolios into these high-quality stocks at relatively inexpensive valuations. The Portfolio initiated or increased its holdings in technology and early cycle stocks, including Novellus Systems, Inc., BEA Systems, Inc., Siebel Systems, Inc., Starwood Hotels & Resorts Worldwide, Inc., and Comverse Technology, Inc.


INVESTING IN MID-SIZED COMPANIES MAY INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. RISKS FOR SMALLER COMPANIES INCLUDE, FOR INSTANCE, BUSINESS RISKS, SIGNIFICANT STOCK PRICE FLUCTUATIONS AND ILLIQUIDITY.

(1)The Standard & Poor's MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representations. The Index is weighted by market value and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio return is cumulative rather than annualized.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP
GROWTH PORTFOLIO (CONTINUED)

These companies all contributed to the Portfolio's strong performance in the fourth quarter of 2001. Over the last three months of 2001, technology, energy and retail stocks contributed positively. The top performers included Concord EFS, Inc., Quest Software, Inc., SCI Systems, Inc., Circuit City
Stores -- Circuit City Group and Univision Communications, Inc. Stocks that negatively impacted from returns included Watson Pharmaceuticals, Inc., Calpine Corporation and Western Wireless Corporation.

WHAT IS YOUR OUTLOOK FOR 2002?(4)

We are cautiously optimistic about equity market returns in 2002 for several reasons. We believe that the 11 interest rate reductions by the Federal Reserve Board last year should have a positive effect on Gross Domestic Product growth in the upcoming quarters. Lower interest rates reduce the cost of borrowing for corporations, generally spurring increased capital spending. Many consumers also benefit from lower interest rates in terms of lower mortgage payments and lower credit card interest costs. Low interest rates also support higher stock valuations. As investors are paid less to hold cash and fixed income securities, they have historically sought out higher returns in stocks.

The second reason we are optimistic regarding future growth is lower tax rates. The tax reduction package passed last year will give consumers more money to spend. Consumer spending comprises two-thirds of the total U.S. economy. Another reason for optimism is the low level of inventories held by most companies. The recession of 2001 was as much about inventory reduction as it was about lower demand. With inventories now at very low levels, any recovery in end market demand may filter through the entire economy.

While we believe all of the factors outlined above will ultimately lead to higher stock valuations, the market rarely moves in a straight line. Volatility will continue to be present as investors shift from a bear market to a bull market mentality. The key to successful investing in 2002, we believe, will be to select the best positioned companies in sectors most likely to benefit from an economic recovery and, to be sensitive to valuations. We feel Nations MidCap Growth Portfolio is well positioned for an anticipated economic recovery in 2002.

(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                 NATIONS VALUE PORTFOLIO              INDEX             RUSSELL 1000 VALUE INDEX
                                                 -----------------------      ---------------------     ------------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                         9940.00                    10343.00                    10045.00
                                                        10448.00                    11300.00                    10356.00
1999                                                    11211.00                    12698.00                    11689.00
                                                        10710.00                    13677.00                    11117.00
2000                                                    10366.00                    13618.00                    10647.00
                                                        11510.00                    12432.00                    11897.00
                                                        10929.00                    11600.00                    11746.00
Dec. 31 2001                                            10681.00                    10955.00                    11231.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS VALUE PORTFOLIO               -7.20%      1.76%
RUSSELL 1000 VALUE                    -5.60%      3.13%
S&P 500                              -11.88%      2.45%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective August 1, 2001, portfolio management changed the Index to the Russell 1000 Value Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Value Portfolio posted a -7.20% total return, handily outperforming the Standard & Poor's 500 Composite Stock Price Index(1) ("S&P 500 Index"), which declined 11.88%. By comparison, the Russell 1000 Value Index(2) declined 5.60%. In August of this year, new members were added to the Value Strategies Team. With these new members came a shift in the investment philosophy and process that embodies a deeper value style than was previously utilized. The investment process results in stock selection that emphasizes attractive valuation and moderately lower volatility when compared with broad market tendencies. We believe this change could benefit shareholders, as it more clearly defined the Portfolio's style.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

2001 was a tumultuous year for the equity markets. The year began with guarded optimism as investors anticipated a recovery from the previous year's downturn. It was expected that the Federal Reserve Board's vigilance and easing monetary policies would boost an economy overburdened by the corporate capital spending excesses of the late 1990s. However, by August it was apparent that investors were clearly more interested in the prospects for corporate earnings than about another interest rate cut. Even though rates were lowered seven times in eight months, there was little positive equity market reaction. As the U.S. economy stood at the brink of recession, the tragic events of September 11, 2001 unfolded, sending an already shaky economy into a modest recession and the stock market into a major decline.


In addition to the change to the Portfolio's investment team in August, the Portfolio was realigned, taking advantage of the market's decline. The disciplined, "bottom-up" research-driven process was diligently applied, which we believe enabled us to distinguish value "traps" from value opportunities. The risk management process is continuously applied to the Portfolio, seeking to limit sector and market risks as well as to help maintain below average volatility.


For the full year, the technology, utility and energy sectors led the decline of the S&P 500 Index on a total return basis. The technology sector continued to suffer from weaker than expected corporate earnings reports. The Portfolio's lower weighting in technology relative to the S&P 500 Index was a major positive contributor to performance. Deregulation concerns, as well as strong gains in 2000, led to a decline in the utilities sector. The Portfolio's utility holdings, such as American Water Works Company, Inc. and Dominion Resources, Inc., performed well. In fact, American Water Works Company, Inc. soared substantially during the period, as a German utility company acquired it at a sizeable premium. Portfolio performance for the year relative to the Russell 1000 Value Index was slightly less. This was mainly due to weakness in the finance sector, attributed to Merrill Lynch & Company, American Express Company and CIGNA Corporation.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS VALUE
PORTFOLIO (CONTINUED)


The Portfolio's holdings in the energy sector performed ahead of the comparable energy sector holdings of the S&P 500 Index. Much of the decline in the energy sector was due to the demise of Enron Corporation, which the Portfolio did not hold. While energy prices have fallen over the last year for both natural gas and crude oil, our long-term outlook for the higher-quality companies remains positive as the U.S. and global economies improve. The Portfolio's three largest holdings in the energy area include Exxon Mobil Corporation, El Paso Energy Corporation and Anadarko Petroleum Corporation.

WHAT IS YOUR OUTLOOK FOR 2002?(4)

In November 2001, the equity markets rallied, as investors focused on the abundance of positive economic news -- massive increases in money supply, an influx of fiscal and monetary stimuli, and drops in energy and mortgage rates. Additional positive news included reports of higher retail sales, low inflation and decelerating initial unemployment claims, as well as hints of positive order trends from a handful of technology companies. While concern still exists over the possibility of another terrorist attack, and Enron Corporation's demise weighed heavily on the market, at this point in time, the positive news seems to be overcoming investors' fears.

With many companies trading near 10-year low valuations during the fourth quarter, a measured approach was used to incrementally add to positions as the opportunities arose. Overall, we believe the Portfolio is currently representative of well-diversified and undervalued companies. We believe that many cyclical companies in the Portfolio have high operating leverage that could lead to margin expansion as well as capable management teams focused on driving profit recovery. We expect significant stock price appreciation for these companies over a 12 to 18 month timeframe.

Our expectation is for the economy to recover to modest levels of growth in the first half of 2002. We feel Nations Value Portfolio is well positioned and actively managed with a disciplined process that could benefit its shareholders during periods of market volatility. The Portfolio's risk management strategy could provide a level of comfort as well. At the same time, we believe that the Portfolio's cyclical and non-cyclical opportunities may offer attractive total return potential for the long-term investor.

(4)The outlook for this Portfolio may differ from that of other Nations Funds Portfolios.

NATIONS ASSET ALLOCATION
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
FIXED INCOME MANAGEMENT TEAM,
Banc of America Capital Management,
LLC
EQUITY MANAGEMENT TEAM,
Chicago Equity Partners, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                NATIONS ASSET ALLOCATION      STANDARD & POOR'S 500       LEHMAN AGGREGATE BOND
                                                        PORTFOLIO                     INDEX                       INDEX
                                                ------------------------      ---------------------       ---------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                         9790.00                    10343.00                    10234.00
                                                         9777.00                    11300.00                    10703.00
1999                                                    10222.00                    12698.00                    10556.00
                                                         9918.00                    13677.00                    10615.00
2000                                                     9836.00                    13618.00                    11038.00
                                                        10725.00                    12432.00                    11849.00
                                                        10556.00                    11600.00                    12278.00
Dec. 31 2001                                            10219.00                    10955.00                    12850.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS ASSET ALLOCATION PORTFOLIO    -4.72%      0.58%
S&P 500                              -11.88%      2.45%
LEHMAN AGGREGATE BOND                  8.45%      6.88%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
NATIONS BALANCED ASSETS PORTFOLIO WAS RENAMED NATIONS ASSET ALLOCATION PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE PORTFOLIO ALSO CHANGED AS OF THAT DATE. PLEASE REFER TO THE SEMI-ANNUAL REPORT DATED JUNE 30, 2001 FOR PERFORMANCE AND COMMENTARY FROM THE PRIOR INVESTMENT SUB-ADVISER FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH APRIL 30, 2001.

HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations Asset Allocation Portfolio returned -4.72% versus the -11.88% return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) and the 8.45% return of the Lehman Aggregate Bond Index(2). As of May 1, 2001, Chicago Equity Partners, LLC took over management of the equity portion of the Portfolio.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Portfolio performance reflected an environment of increased volatility in the financial markets during 2001, as an economy already weakened by its first recession in a decade was further shaken by the events of September 11. U.S. equity markets recorded a second consecutive year of negative returns.


Against this backdrop, the equity portion of the Portfolio was diversified among large-cap, mid-cap and small-cap stocks, which helped performance as mid-cap and small-cap stocks outpaced their large-cap brethren over this time period. The smaller-capitalization stocks appeared much more attractive from a valuation and earnings perspective, as large-cap stocks continued to have disappointing earnings while appearing overvalued from a valuation standpoint.


Stock selection in the consumer staples, consumer cyclicals and healthcare sectors contributed positively to performance, while selections in the technology, financial and utility sectors were detractors. Within consumer staples, Whole Foods Market, Inc. and Interstate Bakeries Corporation provided the best returns as both stocks provided better earnings prospects and lower valuations relative to their peers. Healthcare saw a surge in the mid-cap names, such as Applera Corporation, Applied Biosystems Group and Seprecor Inc. and large-cap pharmaceutical companies, such as Johnson & Johnson and Abbott Laboratories. Holdings in Vertex Pharmaceutical Inc. and AXT Corporation detracted from the Portfolio's performance. Technology earnings caused many stocks to plummet from their highs, including Applied Micro Circuits Corporation, CIENA Corporation and PMC Seirra, even though the Portfolio was rewarded by technology leaders, such as Microsoft Corporation, which produced solid double-digit returns.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)

In contrast to the equity markets, U.S. fixed-income markets posted solid returns in 2001 -- helped significantly by a lack of inflationary pressures and the Federal Reserve Board's decision to cut short-term interest rates 11 times during the year. Broad market fixed-income returns, as measured by the Lehman Aggregate Bond Index and the Salomon Smith Barney U.S. Broad Investment-Grade Index,(4) returned over 8.5%, and most sectors of the bond market outperformed comparable-maturity U.S. Treasury notes.

The top-performing sector for the year was investment grade corporate securities, which beat Treasuries by 3.7%. The additional yield offered by investment grade corporate debt, combined with rising bond prices, fueled this sector's outperformance. The worst-performing sector for the year was lower-quality, high-yield debt. Single "B" rated corporate debt underperformed comparable maturity U.S. Treasury notes by over 8% in 2001.

At the beginning of 2001, we believed that U.S. economic growth would begin to improve sometime late in the third quarter as lower interest rates began to stimulate consumer activity. Unfortunately, the tragic events of September 11 brought U.S. economic activity to a standstill, and the more credit-sensitive sectors drastically underperformed higher-quality sectors. In the month of September alone, single "B" rated corporates underperformed U.S. Treasury notes by over 10%.

The positive factors contributing to the Portfolio's performance were our overweighting in investment-grade corporate debt and "AAA" rated commercial mortgage-backed securities. Our decision to overweight investment grade corporate debt was based on our outlook for improving U.S. economic growth. Our decision to overweight "AAA" rated commercial mortgage-backed securities was based upon the attractive yields offered by this sector relative to other high-grade sectors of the fixed-income markets.

The factors that reduced the Portfolio's return were our exposure to high-yield debt and our underweighting in U.S. agency debentures. Our decision to increase our exposure to high-yield debt was based on our outlook for the U.S. economy in 2001 and the attractive yields offered by these securities. As U.S. economic activity begins to increase, interest rates generally increase and high-yield debt dramatically outperforms U.S. Treasury notes. Prior to September 11, the high-yield market, as measured by the Salomon Smith Barney High Yield Market Index,(5) was performing in line with comparable-maturity U.S. Treasury notes. Within one month, the returns went from slightly positive to substantially negative.

(4)The Salomon Smith Barney U.S. Broad Investment-Grade (BIG) Index is an unmanaged index designed to track performance of bonds issued in the U.S. investment-grade bond market. It includes institutionally traded U.S. Treasury government sponsored mortgage asset-backed and investment-grade securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
(5)The Salmon Smith Barney High Yield Market Index includes cash pay differed interest and Rule 144A bonds, which remain in maturities of at least one year and a minimum amount of spending of $100 million. The issuers must be domiciled in the United States or Canada.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)


WHAT IS YOUR OUTLOOK FOR 2002?(6,7)

The U.S. economy officially fell into a recession as of March 31, 2001, according to the National Bureau of Economic Research. In our opinion, the signs of recovery appear right around the corner as lower inflation, lower energy prices and lower-trending inflation could provide the stimulus for the economy on its path to recovery. While corporate profitability has not yet shown much sign of improvement, the stock market's positive performance toward the end of the 2001 suggested that an upturn might be imminent. We remain optimistic that 2002 will be a better year, as companies potentially may produce better and more stable earnings.

Our outlook for the fixed-income portion of the Portfolio remains mixed for the next few quarters. The yield on the 10-year U.S. Treasury increased from a low of 4.10% to 5.04% on December 31, 2001, which, consequently, increased mortgage rates. Higher mortgage rates may reduce refinancing activity and potentially slow consumer spending. In addition, Congress has not passed any further economic stimulus packages, as the prospects for federal deficits have increased. The combination of these events has dampened our optimism for the first quarter of 2002. The impact of lower interest rates and the end of corporate inventory liquidation may, we believe, be enough to help stabilize the economy in 2002.

Despite uncertainty over the timing of a rebound in U.S. economic activity, we remain bullish on credit-sensitive sectors. Our plan is to maintain our overweighting in higher-quality corporate debt and selectively increase our exposure to high-yield debt. As the economy improves, the returns on these sectors may far outweigh the returns of U.S. Treasury notes and bonds.

(6)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(7)On January 1, 2002, Banc of America Capital Management, LLC assumed sub-advisory responsibility for the equity portion of the Portfolio from Chicago Equity Partners, LLC.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                              10000.00                            10000.00
                                                                          9970.00                            10068.00
                                                                          9466.00                             9559.00
                                                                         10058.00                            10031.00
                                                                          9963.00                             9969.00
                                                                          9572.00                             9573.00
Dec. 31 2001                                                             10254.00                            10115.00

--------------------------------
 TOTAL RETURNS (AS OF 12/31/01)
--------------------------------

                                                   SINCE
                                       1 YEAR    INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO      8.32%        1.70%
CSFB GLOBAL HIGH YIELD                 5.82%        0.77%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the 12-month period ended December 31, 2001, Nations High Yield Bond Portfolio returned 8.32%, versus 5.82% for the Credit Suisse First Boston (CSFB) Global High Yield Index(1) (the Index).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

After the tragedies on September 11, 2001, the high yield market generally gave back all of the gains achieved earlier in the year. However, it rallied in the fourth quarter due to success in the war in Afghanistan, economic data that presented evidence of an economic rebound, historically attractive yields and spreads, and a resumption of strong money flows into the asset class. This market began the fourth quarter with a total return for the year of 0.1% as measured by the Index. The Index gained 5.6% for the fourth quarter, closing the year up 5.8%. The flight to quality that began in the third quarter reversed, punishing Treasuries, which lost 2.3% in the fourth quarter. The equity markets outpaced the high yield market dramatically -- both the Standard & Poor's 500 Composite Stock Price Index(3) and the Nasdaq Composite Index(4) posted double-digit gains for the fourth quarter. However, that did not rescue them from negative territory for the entire year.


In terms of industry sectors, telecommunications rebounded off of new lows and posted solid gains. We continue to maintain our underweighted position in this sector and believe that the recent rally may be over. In general, the fourth quarter rally was broad based, with few sectors posting negative returns.


The gaming and leisure sectors rebounded from their September lows, providing the Portfolio with positive returns from our gaming, lodging and transportation investments. Our exposure to this group was larger than the Index. Included are investments in Hilton Hotels Corporation, MeriStar Hospitality Corporation, Venetian Casino Resort LLC, Mandalay Resort Group, Pinnacle Entertainment, Inc. and Delta Air Lines, Inc. These travel and consumer-sensitive credits rebounded from the excessive sell-off they experienced as a result of the terrorist attacks.


We continue to overweight the cable industry. Cable credits in the Portfolio include domestic companies, such as Charter Communications, Inc. and FrontierVision Operating Partners LP as well as European companies, such as Comcast UK Cable Partners Ltd. and Ono Finance plc.


THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1)The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4)The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

The media sector saw strong gains in the fourth quarter. Among top performers for the Portfolio were Garden State Newspapers, Inc. Key3Media Group, Inc. (the operator of COMDEX) and Quebecor Media Inc. (a Canadian French-language newspaper and cable company). Technology companies also participated in the rally. Lucent Technologies Inc. and LSI Logic Corporation were among the Portfolio standouts.

Some of the Portfolio's poor performers included Energy Corporation of America, a CCC rated credit, due to weaker natural gas commodity prices. We continue to have confidence in this position. Cablevision SA, a cable operator in Argentina is being pressured due to the state of the country's economy, which has become worse than expected. Two small distressed international telecommunications holdings, Hermes Europe Railtel BV and Nextel International Inc., also sold off further during the quarter.

Utilities suffered some weakness as the bankruptcy of Enron Corporation pressured the whole sector. While the Portfolio did not hold Enron Corporation, there was some technical pressure in other utility credits, such as AES Eastern Energy and Calpine Corporation.

WHAT IS YOUR OUTLOOK FOR 2002?(5)

Looking ahead, we believe the outlook for the high yield market in 2002 is generally positive. We believe that default rates have probably seen their peak and may decline during 2002. More importantly, in our view, the troubled high yield credits in the market have sold off enough to more properly reflect the likelihood of financial restructuring. This means that the majority of price declines from the high default rate environment may already be priced into the current market.

Economic indicators have turned generally positive over the past two months. However, the jury is out on how sustainable the current rebound will prove to be. The past year of Federal Reserve Board interest rate cuts has had a positive effect. U.S. consumers, however, face the challenges of higher unemployment, increased personal debt, and the negative wealth effect from the weak stock market of the last two years. It is difficult to have great conviction in a strong economic recovery without conviction that the consumer will be in a position to drive end-market demand.

That said, the high yield market doesn't need a "V"-shaped or steep recovery to perform well this year. We believe the high yield market may be in a position for a much more tepid economic recovery. We anticipate the high yield market may experience a solid return this year, even if economic recovery is uneven or improves only modestly. Barring a long, drawn-out global economic recession, we believe the high yield market remains quite attractive by historical standards.

(5)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 97.9%
             BERMUDA -- 3.4%
    14,276   Accenture Ltd. ..................   $   384,310
                                                 -----------
             BRAZIL -- 2.0%
    10,404   Embraer Aircraft Corporation,
               ADR............................       230,241
                                                 -----------
             CANADA -- 6.5%
     5,340   Canadian National Railway
               Company........................       257,815
     5,196   Shaw Communications Inc. ........       109,955
    24,436   Westjet Airlines Ltd. ...........       363,869
                                                 -----------
                                                     731,639
                                                 -----------
             CHINA -- 2.0%
     6,248   Aluminum Corporation of China
               Ltd., ADR++....................       109,215
     6,000   CNOOC Ltd., ADR..................       115,800
                                                 -----------
                                                     225,015
                                                 -----------
             DENMARK -- 1.3%
     3,556   Novo Nordisk A/S, Class B........       145,427
                                                 -----------
             FRANCE -- 5.7%
    11,290   JC Decaux SA++...................       126,159
    17,014   Orange SA++......................       154,218
     7,992   Thomson Multimedia++.............       245,503
       867   TotalFinaElf SA..................       123,824
                                                 -----------
                                                     649,704
                                                 -----------
             GERMANY -- 12.9%
     9,370   AWD Holdings AG..................       221,089
    10,226   Bayerische Motoren Werke (BMW)
               AG(a)..........................       360,109
     4,792   KarstadtQuelle AG................       187,311
     1,259   Muenchener Rueckversicherungs-
               Gesellschaft AG-...............       341,906
       917   Porsche AG, Preferred(a).........       350,274
                                                 -----------
                                                   1,460,689
                                                 -----------
             HONG KONG -- 1.9%
   118,830   Clear Media Ltd.++...............        86,861
    54,000   Wharf (Holdings) Ltd. ...........       131,920
                                                 -----------
                                                     218,781
                                                 -----------
             IRELAND -- 3.8%
    13,590   Ryanair Holdings plc, ADR++......       435,559
                                                 -----------
             ITALY -- 3.7%
     6,027   Assicurazioni Generali SpA.......       167,432
    99,750   IntesaBci SpA++..................       249,575
                                                 -----------
                                                     417,007
                                                 -----------
             JAPAN -- 3.1%
    49,000   Nissan Motor Company, Ltd. ......       259,843
         8   NTT DoCoMo, Inc. ................        94,003
                                                 -----------
                                                     353,846
                                                 -----------
             MEXICO -- 3.2%
     4,600   Cemex SA de CV, ADR..............       113,620
    91,286   Wal-Mart de Mexico SA de CV,
               Series V.......................       248,912
                                                 -----------
                                                     362,532
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             NETHERLANDS -- 12.8%
    14,890   Heineken Holding NV 'A'..........   $   424,254
     7,685   Koninklijke Ahold NV++...........       223,618
    14,277   KPNQwest N.V.++..................       102,081
     8,056   TPG NV...........................       174,304
     5,892   Unilever NV......................       345,462
     5,882   VNU NV...........................       180,739
                                                 -----------
                                                   1,450,458
                                                 -----------
             PORTUGAL -- 1.0%
    14,950   Portugal Telecom, SGPS, SA
               (REGD)++.......................       116,474
                                                 -----------
             SOUTH KOREA -- 4.1%
     6,420   Kookmin Bank++...................       243,408
     1,020   Samsung Electronics..............       216,658
                                                 -----------
                                                     460,066
                                                 -----------
             SPAIN -- 7.8%
    55,500   Corporacion Mapfre, SA...........       321,703
     8,596   Flextronics International
               Ltd.++.........................       206,218
    12,244   INDITEX++........................       233,411
     5,128   Sogecable, SA++..................       118,714
                                                 -----------
                                                     880,046
                                                 -----------
             SWITZERLAND -- 8.1%
     4,674   Converium Holding AG++...........       227,183
     9,206   UBS AG (REGD)++..................       464,652
       970   Zurich Financial Services AG.....       227,558
                                                 -----------
                                                     919,393
                                                 -----------
             UNITED KINGDOM -- 14.6%
     9,622   Amdocs Ltd.++....................       326,859
    20,678   Arm Holdings plc++...............       108,040
     6,373   GlaxoSmithKline plc..............       159,812
    27,122   Northern Rock plc................       249,076
    13,086   Royal Bank of Scotland-..........       318,437
    15,396   Smiths Group plc.................       151,697
   128,154   Vodafone Group plc...............       335,259
                                                 -----------
                                                   1,649,180
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $9,601,097)..............    11,090,367
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 1.8%
             (Cost $199,992)
$  200,000   Federal Home Loan Bank
             Discount note 01/02/02...........       199,984
                                                 -----------

  SHARES
----------
             INVESTMENT COMPANIES -- 0.5%
             (Cost $58,000)
    58,000   Nations Cash Reserves#...........        58,000
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

                                                    VALUE
------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $9,859,089*)......  100.2%  $11,348,351
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (0.2)%
             Cash.............................   $    16,451
             Receivable for investment
               securities sold................       241,815
             Receivable for Fund shares
               sold...........................         8,634
             Dividends receivable.............        18,200
             Interest receivable..............            84
             Receivable from investment
               advisor........................         9,758
             Unamortized organization costs...         4,739
             Payable for Fund shares
               redeemed.......................        (3,228)
             Administration fee payable.......        (2,072)
             Payable for investment securities
               purchased......................      (221,777)
             Accrued Trustees' fees and
               expenses.......................       (39,485)
             Accrued expenses and other
               liabilities....................       (51,586)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............       (18,467)
                                                 -----------
             NET ASSETS................  100.0%  $11,329,884
                                                 ===========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on
               investments sold...............   $(4,007,946)
             Net unrealized appreciation of
               investments, foreign currency
               and net other assets...........     1,489,928
             Paid-in capital..................    13,847,902
                                                 -----------
             NET ASSETS.......................   $11,329,884
                                                 ===========
             NET ASSET VALUE PER SHARE
               ($11,329,884 / 1,084,974 shares
               of common stock outstanding)...        $10.44
                                                      ======

---------------

 * Federal income tax information (see Note 9).

  - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

 (a) Foreign security.

Abbreviations:
ADR   --   American Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

At December 31, 2001, sector diversification was as follows:

                                                                   % OF NET
SECTOR DIVERSIFICATION                                              ASSETS              VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................          9.9%          $    1,128,894
Insurance...................................................          9.3                1,058,224
Commercial banking..........................................          9.1                1,026,497
Automotive..................................................          8.6                  970,226
Airlines....................................................          7.1                  799,428
Media.......................................................          4.0                  451,078
Department and discount stores..............................          3.9                  436,223
Railroads, trucking and shipping............................          3.8                  432,119
Commercial services.........................................          3.7                  424,254
Consumer services...........................................          3.4                  384,310
Food products...............................................          3.0                  345,462
Publishing and advertising..................................          2.7                  306,898
Conglomerates...............................................          2.5                  283,617
Consumer credit and mortgages...............................          2.2                  249,076
Banking.....................................................          2.2                  249,575
Integrated oil..............................................          2.1                  239,624
Aerospace and defense.......................................          2.0                  230,241
Financial services..........................................          2.0                  227,558
Food and drug stores........................................          2.0                  223,618
Finance -- Miscellaneous....................................          2.0                  221,089
Other.......................................................         12.4                1,402,356
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         97.9               11,090,367
SHORT TERM INVESTMENTS......................................          1.8                  199,984
INVESTMENTS COMPANIES.......................................          0.5                   58,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        100.2               11,348,351
OTHER ASSETS AND LIABILITIES (NET)..........................         (0.2)                 (18,467)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%              11,329,884
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 94.7%
            ARGENTINA -- 0.1%
   1,700    Telecom Argentina Stet -- France
              Telecom SA, ADR...................   $    11,084
                                                   -----------
            BRAZIL -- 4.9%
     780    Banco Bradesco SA, ADR..............        20,046
     230    Brasil Telecom Participacoes SA,
              ADR...............................         9,540
  25,500    Centrais Eletricas Brasileiras SA,
              ADR...............................       183,758
   7,200    Companhia Vale do Rio Doce, ADR.....       169,992
   4,910    Petroleo Brasileiro SA-'A', ADR.....       109,149
   4,800    Tele Norte Leste Participacoes SA,
              ADR...............................        75,024
                                                   -----------
                                                       567,509
                                                   -----------
            CANADA -- 0.1%
     610    TELUS Corporation, Non Voting
              Shares............................         8,815
                                                   -----------
            CHINA -- 0.9%
   5,996    PetroChina Company Ltd., ADR........       106,729
                                                   -----------
            FRANCE -- 6.2%
  15,910    Alcatel SA, ADR.....................       263,311
   1,540    Alstom SA, ADR......................        17,479
     330    Cereol++............................         8,359
   4,550    Compagnie Generale des
              Etablissements Michelin...........       150,100
  15,300    European Aeronautic Defence and
              Space Company.....................       185,818
   5,500    Nexans SA++.........................        79,383
     330    Provimi++...........................         6,264
                                                   -----------
                                                       710,714
                                                   -----------
            GERMANY -- 7.0%
   4,500    BASF AG, ADR........................       170,595
   4,930    Bayerische Hypo-und Vereinsbank AG,
              ADR...............................       149,902
   3,700    DaimlerChrysler AG..................       154,179
   9,390    Deutsche Telekom AG, ADR............       158,691
   3,290    E.On AG, ADR........................       169,468
                                                   -----------
                                                       802,835
                                                   -----------
            HONG KONG -- 1.0%
  20,520    Swire Pacific, Ltd. 'A', ADR........       111,838
                                                   -----------
            IRELAND -- 1.8%
   7,920    Allied Irish Banks plc, ADR.........       182,952
     560    Bank of Ireland, ADR................        20,462
                                                   -----------
                                                       203,414
                                                   -----------
            ITALY -- 3.1%
   2,370    ENI SpA, ADR........................       146,845
   2,400    Telecom Italia SpA, ADR.............       205,200
                                                   -----------
                                                       352,045
                                                   -----------
            JAPAN -- 19.7%
   2,000    Daiichi Pharmaceutical Company,
              Ltd. .............................        38,913
  19,000    Daiwa House Industry Company,
              Ltd. .............................       108,439
   4,410    Hitachi, Ltd., ADR..................       322,768
      38    Japan Tobacco, Inc. ................       239,204
   6,010    Komatsu Ltd., ADR...................        86,028
  21,000    Matsushita Electric Industrial
              Company Ltd., ADR.................       264,600
  45,000    Mitsubishi Heavy Industries,
              Ltd. .............................       120,174
  35,980    Mitsubishi Tokyo Financial Group
              Inc.++............................       232,791
  56,000    Nippon Mitsubishi Oil Corporation...       213,643

 SHARES                                               VALUE
--------------------------------------------------------------
            JAPAN -- (CONTINUED)
  10,500    Nippon Telegraph and Telephone
              Corporation, ADR..................   $   170,100
   4,000    Ono Pharmaceutical Company, Ltd. ...       120,251
  37,900    Sumitomo Mitsui Banking Corporation,
              ADR...............................       160,495
   2,500    TDK Corporation, ADR................       121,250
   2,000    Tokio Marine & Fire Insurance
              Company, Ltd., ADR................        73,200
                                                   -----------
                                                     2,271,856
                                                   -----------
            MEXICO -- 4.4%
   9,660    America Movil SA de CV 'L', ADR++...       188,177
   9,190    Telefonos de Mexico SA de CV 'L',
              ADR...............................       321,833
                                                   -----------
                                                       510,010
                                                   -----------
            NETHERLANDS -- 3.4%
   8,770    ABN AMRO Holding NV, ADR............       142,776
   2,620    Akzo Nobel NV, ADR..................       117,507
   5,650    Wolters Kluwer NV, ADR..............       128,783
                                                   -----------
                                                       389,066
                                                   -----------
            NEW ZEALAND -- 0.8%
   5,760    Telecom Corporation of New Zealand
              Ltd., ADR.........................        96,480
                                                   -----------
            PORTUGAL -- 0.8%
  12,192    Portugal Telecommunications, SGPS,
              SA, ADR++.........................        92,781
                                                   -----------
            SINGAPORE -- 3.0%
   3,410    DBS Group Holdings Ltd., ADR........       101,940
   3,200    Jardine Matheson Holdings, Ltd.,
              ADR...............................        18,880
  26,000    Overseas-Chinese Banking Corporation
              Ltd. .............................       154,888
  12,300    Singapore Airlines Ltd. ............        73,274
                                                   -----------
                                                       348,982
                                                   -----------
            SOUTH AFRICA -- 1.9%
  33,340    South African Breweries plc, ADR....       219,580
                                                   -----------
            SOUTH KOREA -- 3.7%
  14,180    Korea Electric Power Corporation,
              ADR++.............................       129,747
   8,880    Korea Telecom Corporation, ADR......       180,530
   4,810    Pohang Iron & Steel Company Ltd.,
              ADR...............................       110,630
                                                   -----------
                                                       420,907
                                                   -----------
            SPAIN -- 8.4%
   7,450    Altadis, SA++.......................       126,698
  25,670    Banco Bilbao Vizcaya Argentaria SA,
              ADR...............................       319,591
  21,700    Repsol YPF SA, ADR..................       315,301
   5,100    Telefonica SA, ADR++................       204,408
                                                   -----------
                                                       965,998
                                                   -----------
            SWITZERLAND -- 4.4%
   6,330    Swisscom AG, ADR....................       175,658
  14,100    Zurich Financial Services AG, ADR...       330,780
                                                   -----------
                                                       506,438
                                                   -----------
            UNITED KINGDOM -- 18.7%
  17,520    BAE Systems plc, ADR................       315,416
   2,640    BOC Group plc, ADR..................        81,602

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                               VALUE
--------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
 Tx8,780    British American Tobacco plc, ADR...   $   149,260
   1,230    British Energy plc, ADR.............        16,826
   3,112    BT Group plc, ADR++.................       114,366
   9,930    Corus Group plc, ADR++..............       103,570
   4,318    Diageo plc, ADR.....................       199,794
  31,400    Friends Provident plc++.............        91,399
   4,330    HSBC Holdings plc, ADR..............       258,543
   9,950    Imperial Chemical Industries plc,
              ADR...............................       217,408
     300    Innogy Holdings plc, ADR............         8,340
  45,050    Invensys plc, ADR++.................       158,013
   6,380    Marks & Spencer plc, ADR............       203,350
   1,812    mmO2 plc, ADR++.....................        22,831
   1,280    Rolls-Royce plc, ADR................        15,462
   5,810    Unilever plc, ADR...................       193,300
                                                   -----------
                                                     2,149,480
                                                   -----------
            VENEZUELA -- 0.4%
   3,243    Cia Anonima Nacional Telefonos de
              Venezuela, ADR....................        45,564
                                                   -----------
            TOTAL COMMON STOCKS
              (Cost $11,544,349)................    10,892,125
                                                   -----------
            PREFERRED STOCKS -- 0.8%
            BRAZIL -- 0.8%
     530    Companhia de Bebidas das Americas,
              ADR...............................        10,754
   2,080    Telecomunicacoes Brasileiras SA -
              Telebras, ADR.....................        83,200
                                                   -----------
                                                        93,954
                                                   -----------
            TOTAL PREFERRED STOCKS
              (Cost $117,014)...................        93,954
                                                   -----------
            INVESTMENT COMPANIES -- 4.3%
            (Cost $494,000)
 494,000    Nations Cash Reserves#..............       494,000
                                                   -----------
            TOTAL INVESTMENTS
              (Cost $12,155,363*)........   99.8%   11,480,079
                                                   -----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................    0.2%
            Cash................................   $     1,852
            Receivable for Fund shares sold.....        74,244
            Dividends receivable................        18,239
            Interest receivable.................           831
            Receivable from investment
              advisor...........................         6,328
            Payable for Fund shares redeemed....        (7,282)
            Administration fee payable..........        (2,018)
            Accrued Trustees' fees and
              expenses..........................       (29,392)
            Accrued expenses and other
              liabilities.......................       (36,684)
                                                   -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................        26,118
                                                   -----------
            NET ASSETS...................  100.0%  $11,506,197
                                                   ===========

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income............................   $     3,651
            Accumulated net realized gain on
              investments sold..................         2,551
            Net unrealized depreciation of
              investments, foreign currency and
              net other assets..................      (675,273)
            Paid-in capital.....................    12,175,268
                                                   -----------
            NET ASSETS..........................   $11,506,197
                                                   ===========
            NET ASSET VALUE PER SHARE
              ($11,506,197 / 1,370,170 shares of
              common stock outstanding).........         $8.40
                                                   ===========

---------------

* Federal income tax information (see Note 9).

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.


Abbreviations:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

At December 31, 2001, sector diversification was as follows:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................         18.2%          $    2,081,082
Commercial banking..........................................         13.9                1,594,484
Integrated oil..............................................          5.9                  678,024
Aerospace and defense.......................................          4.5                  516,696
Tobacco.....................................................          4.5                  515,162
Financial services..........................................          4.0                  461,498
Beverages...................................................          3.6                  419,374
Electrical equipment........................................          3.6                  419,630
Chemicals -- Specialty......................................          3.2                  369,704
Heavy machinery.............................................          3.2                  364,215
Housing and furnishing......................................          3.2                  373,039
Electric power -- Non nuclear...............................          3.1                  361,566
Automotive..................................................          2.6                  304,279
Metals and mining...........................................          2.4                  280,622
Networking and telecommunications equipment.................          2.3                  263,311
Chemicals -- Basic..........................................          1.9                  217,408
Energy -- Miscellaneous.....................................          1.9                  213,643
Food products...............................................          1.8                  207,923
Department and discount stores..............................          1.8                  203,350
Insurance...................................................          1.4                  164,599
Other.......................................................          7.7                  882,516
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         94.7               10,892,125
PREFERRED STOCKS............................................          0.8                   93,954
INVESTMENT COMPANIES........................................          4.3                  494,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................         99.8               11,480,079
OTHER ASSETS AND LIABILITIES (NET)..........................          0.2                   26,118
                                                                ----------           -------------
NET ASSETS..................................................        100.0%              11,506,197
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

  SHARES                                          VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 96.3%
              AEROSPACE AND DEFENSE -- 9.7%
     59,544   General Dynamics
                Corporation.................   $  4,742,084
    142,190   Lockheed Martin Corporation...      6,636,007
                                               ------------
                                                 11,378,091
                                               ------------
              AIRLINES -- 2.4%
    150,239   Southwest Airlines Company....      2,776,417
                                               ------------
              AUTOMOTIVE -- 3.3%
     93,248   Bayerische Motoren Werke (BMW)
                AG(a).......................      3,283,731
      1,598   Porsche AG, Preferred##(a)....        610,402
                                               ------------
                                                  3,894,133
                                               ------------
              BEVERAGES -- 4.2%
     33,159   Anheuser-Busch Companies,
                Inc. .......................      1,499,118
     69,698   PepsiCo, Inc. ................      3,393,596
                                               ------------
                                                  4,892,714
                                               ------------
              COMMERCIAL BANKING -- 5.5%
    128,194   Citigroup Inc. ...............      6,471,233
                                               ------------
              COMPUTERS AND OFFICE
                EQUIPMENT -- 4.9%
     47,556   International Business
                Machines Corporation........      5,752,374
                                               ------------
              CONSUMER CREDIT AND
                MORTGAGES -- 7.9%
     54,992   Fannie Mae....................      4,371,864
     57,538   USA Education Inc. ...........      4,834,343
                                               ------------
                                                  9,206,207
                                               ------------
              DEPARTMENT AND DISCOUNT
                STORES -- 7.1%
    106,850   Costco Wholesale
                Corporation++...............      4,742,003
     61,433   Wal-Mart Stores, Inc. ........      3,535,469
                                               ------------
                                                  8,277,472
                                               ------------
              DIVERSIFIED MANUFACTURING -- 3.9%
     78,034   Tyco International Ltd. ......      4,596,203
                                               ------------
              HEALTH SERVICES -- 13.5%
     32,574   Quest Diagnostics Inc.++......      2,335,882
    124,216   Tenet Healthcare
                Corporation++...............      7,293,963
     84,258   UnitedHealth Group Inc. ......      5,962,938
                                               ------------
                                                 15,592,783
                                               ------------
              INVESTMENT SERVICES -- 5.2%
     90,210   Lehman Brothers Holdings
                Inc. .......................      6,026,028
                                               ------------
              LODGING AND RECREATION -- 1.9%
     48,499   Four Seasons Hotels Inc.##....      2,267,813
                                               ------------
              MEDICAL DEVICES AND
                SUPPLIES -- 4.4%
     87,186   Johnson & Johnson.............      5,152,693
                                               ------------
              NETWORKING AND
                TELECOMMUNICATIONS
                EQUIPMENT -- 6.4%
    252,580   Cisco Systems, Inc.++.........      4,574,224
     58,458   QUALCOMM Inc.++...............      2,952,129
                                               ------------
                                                  7,526,353
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
              RAILROADS, TRUCKING AND
                SHIPPING -- 0.5%
     11,158   FedEx Corporation++...........   $    578,877
                                               ------------
              SEMICONDUCTORS -- 1.0%
     28,440   Applied Materials, Inc.++.....      1,140,444
                                               ------------
              SOFTWARE -- 4.6%
     80,932   Microsoft Corporation++.......      5,361,745
                                               ------------
              SPECIALTY STORES -- 9.9%
    101,386   Home Depot, Inc. .............      5,171,700
    201,451   Tiffany & Company.............      6,339,663
                                               ------------
                                                 11,511,363
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $100,955,984).........    112,402,943
                                               ------------
 PRINCIPAL
  AMOUNT
-----------
              SHORT TERM INVESTMENTS -- 2.9%
                (Cost $3,399,863)
$ 3,400,000   Federal Home Loan Bank
                Discount note 01/02/02......      3,399,726
                                               ------------

  SHARES
-----------
              INVESTMENT COMPANIES -- 2.3%
                (Cost $2,660,331)
  2,660,331   Nations Cash Reserves#.........      2,660,331
                                                ------------
              TOTAL INVESTMENTS
                (Cost
                $107,016,178*)........  101.5%   118,463,000
                                                ------------
              OTHER ASSETS AND
                LIABILITIES (NET).....   (1.5)%
              Cash...........................   $        990
              Receivable for investment
                securities sold..............      2,048,735
              Receivable for Fund shares
                sold.........................         21,334
              Dividends receivable...........         26,252
              Interest receivable............             95
              Unamortized organization
                costs........................          4,739
              Collateral on securities
                loaned.......................     (2,642,331)
              Payable for Fund shares
                redeemed.....................        (93,458)
              Investment advisory fee
                payable......................        (73,578)
              Administration fee payable.....        (22,569)
              Payable for investment
                securities purchased.........       (897,413)
              Accrued Trustees' fees and
                expenses.....................        (39,420)
              Accrued expenses and other
                liabilities..................        (56,930)
                                                ------------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)............     (1,723,554)
                                                ------------
              NET ASSETS..............  100.0%  $116,739,446
                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

                                                   VALUE
------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Accumulated net realized loss
                on investments sold..........   $(31,437,472)
              Net unrealized appreciation of
                investments..................     11,446,822
              Paid-in capital................    136,730,096
                                                ------------
              NET ASSETS.....................   $116,739,446
                                                ============
              NET ASSET VALUE PER SHARE
                ($116,739,446 / 8,701,727
                shares of common stock
                outstanding).................         $13.42
                                                      ------
                                                      ------

---------------

 * Federal income tax information (see Note 9).

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,642,331.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $2,679,585 and $2,535,269, respectively.

(a) Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCKS -- 99.3%
            AEROSPACE AND DEFENSE -- 0.7%
      550   Esterline Technologies
              Corporation++...................   $     8,806
      850   Teledyne Technologies Inc.++......        13,847
    1,980   Triumph Group, Inc.++.............        64,349
                                                 -----------
                                                      87,002
                                                 -----------
            AIRLINES -- 0.5%
    1,125   Atlantic Coast Airlines Holdings,
              Inc.++..........................        26,201
    1,500   SkyWest, Inc. ....................        38,175
                                                 -----------
                                                      64,376
                                                 -----------
            APPAREL AND TEXTILES -- 3.3%
    2,800   Columbia Sportswear Company++.....        93,240
      275   K-Swiss Inc., Class A.............         9,144
      600   Kellwood Company##................        14,406
      325   Oshkosh B'Gosh Inc. ..............        13,631
      200   Oxford Industries Inc. ...........         4,720
      725   Phillips-Van Heusen Corporation...         7,903
    6,500   Quiksilver, Inc.++................       111,799
      850   Russell Corporation...............        12,759
    1,100   Stride Rite Corporation...........         7,205
    1,050   Timberland Company, Class A++.....        38,934
    6,287   Vans, Inc.++......................        80,096
    1,100   Wolverine World Wide..............        16,555
                                                 -----------
                                                     410,392
                                                 -----------
            AUTOMOTIVE -- 0.0%+
      675   Intermet Corporation..............         2,261
                                                 -----------
            BEVERAGES -- 1.2%
    3,622   Constellation Brands, Inc.++......       155,203
                                                 -----------
            BROADCASTING AND CABLE -- 1.2%
    3,060   Entercom Communications
              Corporation++...................       153,000
                                                 -----------
            CHEMICALS -- SPECIALTY -- 0.9%
    5,500   Agrium Inc. ......................        58,300
      400   Rogers Corporation++..............        12,120
      750   Scotts Company, Class A++.........        35,700
      375   TETRA Technologies Inc.++.........         7,856
                                                 -----------
                                                     113,976
                                                 -----------
            COMMERCIAL BANKING -- 3.5%
    1,800   City National Corporation.........        84,329
      750   Downey Financial Corporation......        30,938
      300   GBC Bancorp.......................         8,850
    6,000   National Commerce Financial
              Corporation.....................       151,799
    1,266   Promistar Financial Corporation...        30,954
      735   Provident Bankshares
              Corporation.....................        17,861
    1,150   South Financial Group, Inc. ......        20,413
    1,900   Staten Island Bancorp, Inc. ......        30,989
    1,050   Sterling Bancshares, Inc. ........        13,146
    1,897   TrustCo Bank Corporation NY.......        23,845
      600   Whitney Holding Corporation.......        26,310
                                                 -----------
                                                     439,434
                                                 -----------
            COMMERCIAL SERVICES -- 4.6%
    4,540   Catalina Marketing
              Corporation++...................       157,537
   14,946   Encompass Services
              Corporation++...................        43,343
      425   F.Y.I. Inc.++.....................        14,238
      550   Franklin Covey Company++..........         3,317

 SHARES                                             VALUE
------------------------------------------------------------
            COMMERCIAL SERVICES -- (CONTINUED)
      950   Global Payments Inc. .............   $    32,680
      325   Insurance Auto Auctions Inc.++....         4,716
    3,200   Iron Mountain Inc.++..............       140,159
      650   Pegasus Solutions Inc.++..........         9,230
    2,818   SmartForce plc -- Sponsored
              ADR++...........................        69,746
    1,343   Tetra Tech, Inc.++................        26,739
    6,000   Trammell Crow Company++...........        70,200
      450   URS Corporation++.................        12,335
                                                 -----------
                                                     584,240
                                                 -----------
            COMPUTER SERVICES -- 0.6%
      562   Fair, Issac and Company Inc. .....        35,417
      400   QRS Corporation++.................         5,640
      750   Radiant Systems, Inc.++...........         8,625
    1,050   Tier Technologies, Inc., Class
              B++.............................        22,638
      450   Zixit Corporation++##.............         2,277
                                                 -----------
                                                      74,597
                                                 -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
    4,200   Avocent Corporation++.............       101,849
      600   Brady Corporation, Class A........        21,960
      675   Hutchinson Technology, Inc.++.....        15,674
      575   Mercury Computer Systems,
              Inc.++..........................        22,488
      475   Micros Systems, Inc.++............        11,923
    1,375   Pinnacle Systems, Inc.++..........        10,918
      425   Standard Microsystems
              Corporation++...................         6,596
      850   Zebra Technologies Corporation,
              Class A++.......................        47,183
                                                 -----------
                                                     238,591
                                                 -----------
            CONGLOMERATES -- 0.2%
      850   Advanced Energy Industries,
              Inc.++..........................        22,644
                                                 -----------
            CONSUMER SERVICES -- 0.8%
      350   New England Business Service,
              Inc. ...........................         6,703
    2,875   Rent-A-Center, Inc.++.............        96,513
                                                 -----------
                                                     103,216
                                                 -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.1%
      350   Factory 2-U Stores Inc.++.........         7,014
                                                 -----------
            DIVERSIFIED ELECTRONICS -- 3.7%
   11,850   Aeroflex, Inc.++..................       224,320
      350   Analogic Corporation..............        13,479
    5,654   Anaren Microwave, Inc.++..........        97,927
      525   Benchmark Electronics, Inc.++.....         9,954
    1,131   Dionex Corporation++..............        28,852
      850   Harman International Industries...        38,335
      600   Helix Technology Corporation......        13,530
      400   Itron Inc.++......................        12,120
      950   Methode Electronics Inc., Class
              A...............................         7,600
      300   Ultimate Electronics, Inc.++......         9,000
    1,389   Vialta, Inc.++##..................         1,722
      563   Vishay Intertechnology, Inc.++....        10,979
                                                 -----------
                                                     467,818
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 2.2%
    2,675   Actuant Corporation, Class A++....        89,879
    5,500   DDi Corporation++.................        54,120
    2,400   Delta and Pine Land Company.......        54,312
      425   Lydall Inc.++.....................         4,250
      825   Roper Industries, Inc. ...........        40,838

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- (CONTINUED)
      325   Simpson Manufacturing Company,
              Inc. ...........................   $    18,623
      700   Watts Industries, Inc., Class A...        10,500
                                                 -----------
                                                     272,522
                                                 -----------
            EDUCATION -- 2.4%
    7,100   Career Education Corporation++....       243,388
    1,531   Education Management
              Corporation++...................        55,499
                                                 -----------
                                                     298,887
                                                 -----------
            ELECTRICAL EQUIPMENT -- 0.1%
      408   Intermagnetics General
              Corporation++...................        10,567
      600   Magnetek, Inc.++..................         5,406
                                                 -----------
                                                      15,973
                                                 -----------
            ENERGY -- MISCELLANEOUS -- 2.1%
    6,900   Kinder Morgan Energy Partners,
              LP..............................       260,958
      875   Systems & Computer Technology
              Corporation++...................         9,048
                                                 -----------
                                                     270,006
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.7%
      129   Kerr-McGee Corporation............         7,069
      475   Nuevo Energy Company++............         7,125
    1,425   Pogo Producing Company............        37,435
      675   Southwestern Energy Company++.....         7,020
    1,675   Vintage Petroleum, Inc. ..........        24,204
                                                 -----------
                                                      82,853
                                                 -----------
            FINANCE -- MISCELLANEOUS -- 1.6%
    4,200   Boston Private Financial Holdings,
              Inc. ...........................        92,694
    2,634   Investment Technology Group,
              Inc. ...........................       102,910
                                                 -----------
                                                     195,604
                                                 -----------
            FOOD AND DRUG STORES -- 0.7%
    3,149   Fleming Companies, Inc.##.........        58,256
    1,025   The Great Atlantic & Pacific Tea
              Company, Inc.++.................        24,375
                                                 -----------
                                                      82,631
                                                 -----------
            FOOD PRODUCTS -- 0.8%
      900   Performance Food Group
              Company++.......................        31,653
    2,900   Smithfield Foods, Inc.++..........        63,916
                                                 -----------
                                                      95,569
                                                 -----------
            HEALTH SERVICES -- 9.8%
    1,250   Centene Corporation++##...........        27,438
      425   IMPATH Inc.++##...................        18,917
      800   Invacare Corporation..............        26,968
      875   NDCHealth Corporation.............        30,231
    2,071   Neurocrine Biosciences, Inc.++....       106,263
    8,900   Orthodontic Centers of America,
              Inc.++..........................       271,450
    7,700   Province Healthcare Company++.....       237,622
    1,724   Rightchoice Managed Care,
              Inc.++..........................       120,663
    4,600   Triad Hospitals, Inc.++...........       135,010
    2,540   Unilab Corporation++..............        63,754
   12,365   US Oncology, Inc.++...............        93,232
    7,215   VCA Antech, Inc.++................        87,446
                                                 -----------
                                                   1,218,994
                                                 -----------
            HEAVY MACHINERY -- 0.6%
      525   Applied Industrial Technologies,
              Inc. ...........................         9,791
      525   Astec Industries Inc.++...........         7,592

 SHARES                                             VALUE
------------------------------------------------------------
            HEAVY MACHINERY -- (CONTINUED)
      575   Briggs & Stratton Corporation.....   $    24,552
      900   Milacron Inc. ....................        14,229
    1,125   Paxar Corporation++...............        15,975
      300   Robbins & Myers, Inc. ............         7,023
                                                 -----------
                                                      79,162
                                                 -----------
            HOUSING AND FURNISHING -- 0.4%
      625   Applica Inc.++....................         5,631
    1,050   Ethan Allen Interiors Inc. .......        43,670
                                                 -----------
                                                      49,301
                                                 -----------
            INSURANCE -- 3.4%
    3,661   Clark/Bardes, Inc.++..............        92,367
    4,500   Delphi Financial Group, Inc.,
              Class A.........................       149,849
      350   Hilb, Rogal and Hamilton
              Company.........................        19,618
    1,912   IPC Holdings, Ltd. ...............        56,595
      250   RLI Corporation...................        11,250
      250   SCPIE Holdings Inc. ..............         7,313
      675   Selective Insurance Group.........        14,668
    3,600   The Phoenix Companies, Inc.++.....        66,600
      450   Zenith National Insurance.........        12,573
                                                 -----------
                                                     430,833
                                                 -----------
            INTEGRATED OIL -- 0.6%
      775   Cabot Oil & Gas Corporation.......        18,639
    1,125   Newfield Exploration Company++....        39,949
      625   Oceaneering International
              Inc.++..........................        13,825
                                                 -----------
                                                      72,413
                                                 -----------
            INVESTMENT SERVICES -- 1.1%
    1,875   Eaton Vance Corporation...........        66,656
      650   Jefferies Group, Inc. ............        27,502
    1,275   Raymond James Financial, Inc. ....        45,288
                                                 -----------
                                                     139,446
                                                 -----------
            LODGING AND RECREATION -- 2.3%
    1,583   Ameristar Casinos, Inc.++.........        39,654
    1,200   Prime Hospitality Corporation++...        13,260
    7,765   Shuffle Master, Inc.++............       121,678
    9,800   Station Casinos, Inc.++...........       109,662
                                                 -----------
                                                     284,254
                                                 -----------
            MEDICAL DEVICES AND SUPPLIES -- 7.0%
      600   Arthrocare Corporation++..........        10,758
      725   Coherent, Inc.++..................        22,417
    3,575   Cooper Companies, Inc. ...........       178,678
      400   Datascope Corporation.............        13,568
      750   Diagnostic Products Corporation...        32,963
    8,712   Endocare, Inc.++..................       156,205
    1,800   Enzon, Inc.++.....................       101,304
    3,633   Exact Sciences Corporation++##....        37,275
      675   Haemonetics Corporation++.........        22,896
      875   IDEXX Laboratories, Inc.++........        24,946
      550   INAMED Corporation++..............        16,539
    1,200   Priority Healthcare Corporation,
              Class B++.......................        42,228
      825   ResMed Inc.++##...................        44,484
      800   Respironics, Inc.++...............        27,712
      625   Sola International Inc.++.........        12,125
      950   Sybron Dental Specialties,
              Inc.++..........................        20,501
    1,100   Techne Corporation++..............        40,535
      800   Theragenics Corporation++.........         7,888

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
    1,700   Vital Signs Inc. .................   $    59,330
      580   Wright Medical Group, Inc.++......        10,382
                                                 -----------
                                                     882,734
                                                 -----------
            METALS AND MINING -- 0.6%
    2,118   Mueller Industries, Inc.++........        70,424
      300   Peabody Energy Corporation........         8,457
                                                 -----------
                                                      78,881
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 0.9%
    3,200   Energen Corporation...............        78,880
      350   NUI Holding Company...............         8,295
      850   Piedmont Natural Gas Company,
              Inc. ...........................        30,430
                                                 -----------
                                                     117,605
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              4.0%
    7,000   AudioCodes Ltd.++.................        39,550
   14,000   C-COR Electronics++...............       203,979
    1,175   Cable Design Technologies
              Corporation++...................        16,074
      875   InterVoice-Brite, Inc.++..........        11,200
      675   NYFIX, Inc.++##...................        13,514
    7,000   Proxim, Inc.++##..................        69,440
      675   Rainbow Technologies, Inc.++......         4,995
    5,018   REMEC, Inc.++.....................        50,130
    4,200   Spectrian Corporation++##.........        46,326
    1,685   Stratos Lightwave, Inc.++.........        10,363
    1,200   Tollgrade Communications,
              Inc.++..........................        40,020
                                                 -----------
                                                     505,591
                                                 -----------
            OILFIELD SERVICES -- 2.9%
    1,575   Atwood Oceanics, Inc.++...........        54,889
      850   Cal Dive International Inc.++.....        20,978
      450   Dril-Quip++.......................        10,845
      575   Offshore Logistics, Inc.++........        10,212
    4,700   Patterson-UTI Energy, Inc.++......       109,557
    2,050   Precision Drilling
              Corporation++...................        52,931
    7,100   Pride International, Inc.++.......       107,210
                                                 -----------
                                                     366,622
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
      925   United Stationers Inc.++..........        31,126
                                                 -----------
            PHARMACEUTICALS -- 9.5%
    6,300   Allos Therapeutics Inc.++.........        43,722
    7,250   Alpharma Inc., Class A##..........       191,763
      450   ArQule Inc.++.....................         7,650
    1,475   Bio-Technology General
              Corporation++...................        12,139
      850   Cephalon, Inc.++..................        64,247
    1,679   Cubist Pharmaceuticals, Inc.++....        60,377
      725   Cygnus, Inc.++....................         3,806
    1,525   Enzo Biochem, Inc.++##............        35,838
    3,600   Introgen Therapeutics, Inc.++.....        19,944
    6,900   Martek Biosciences
              Corporation++...................       150,075
    2,000   Medicis Pharmaceutical
              Corporation, Class A++..........       129,180
      450   MGI Pharma, Inc.++................         6,876
      600   Noven Pharmaceuticals, Inc.++.....        10,650
    1,800   OSI Pharmaceuticals, Inc.++.......        82,332
      975   Regeneron Pharmaceuticals,
              Inc.++..........................        27,456

 SHARES                                             VALUE
------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
    5,200   Shire Pharmaceuticals Group plc,
              ADR++...........................   $   190,320
      650   Syncor International
              Corporation++...................        18,616
    5,000   Vical, Inc.++.....................        61,200
    7,800   Women First Healthcare, Inc.++....        77,922
                                                 -----------
                                                   1,194,113
                                                 -----------
            PUBLISHING AND ADVERTISING -- 0.3%
      750   John H. Harland Company...........        16,575
      850   Penton Media, Inc. ...............         5,321
      725   The Standard Register Company.....        13,434
                                                 -----------
                                                      35,330
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
      843   Heartland Express, Inc.++.........        23,410
    2,756   Knight Transportation, Inc.++.....        51,748
    4,000   RailAmerica, Inc.++(-)##..........        57,840
                                                 -----------
                                                     132,998
                                                 -----------
            RESTAURANTS -- 2.6%
    2,541   CEC Entertainment Inc.++..........       110,254
    1,025   Jack in the Box Inc.++............        28,229
      475   O'Charley's Inc.++................         8,792
    1,202   Panera Bread Company, Class A++...        62,552
    5,100   RARE Hospitality International,
              Inc.++..........................       114,954
      750   The Steak n Shake Company++.......         8,280
                                                 -----------
                                                     333,061
                                                 -----------
            SEMICONDUCTORS -- 7.0%
      650   Actel Corporation++...............        12,942
    1,150   Alliance Semiconductor
              Corporation++...................        13,892
    3,868   Alpha Industries, Inc.++..........        84,321
    1,900   AstroPower, Inc.++##..............        76,816
      800   ATMI, Inc.++##....................        19,080
      575   AXT, Inc.++.......................         8,297
      450   Brooks Automation, Inc.++##.......        18,302
      700   C&D Technologies, Inc. ...........        15,995
    4,300   Camtek Ltd.++.....................        15,480
    2,291   Cree, Inc.++##....................        67,492
    2,400   Cymer, Inc.++.....................        64,152
      475   Dupont Photomasks, Inc.++.........        20,639
    1,644   Elantec Semiconductor, Inc.++.....        63,130
      550   Electroglas, Inc.++...............         8,124
    1,175   ESS Technology, Inc.++............        24,981
    1,300   Kulicke & Soffa Industries
              Inc.++..........................        22,295
      180   LTX Corporation++.................         3,769
    2,325   Oak Technology, Inc. .............        31,969
      675   Pericom Semiconductor
              Corporation++...................         9,788
      325   Photon Dynamics, Inc.++##.........        14,836
      800   Photronics, Inc.++................        25,080
      725   Power Integrations, Inc.++........        16,559
    3,075   PRI Automation, Inc.++............        62,884
    6,826   Sipex Corporation++##.............        87,713
      325   Supertex, Inc.++..................         5,691
      875   Technitrol, Inc. .................        24,168
    2,853   TriQuint Semiconductor, Inc.++....        34,978
      850   Varian Semiconductor Equipment
              Associates, Inc.++..............        29,402
                                                 -----------
                                                     882,775
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            SOFTWARE -- 4.4%
    1,100   American Management Systems++.....   $    19,888
      675   Avid Technology, Inc.++...........         8,201
    1,600   Ciber Inc.++......................        15,120
    1,075   Dendrite International, Inc.++....        15,082
    5,075   Hyperion Solutions
              Corporation++...................       100,789
    5,475   Interwoven, Inc.++................        53,327
      487   Kronos Inc.++.....................        23,561
      630   Lawson Software, Inc.++...........         9,923
      375   MapInfo Corporation++.............         5,884
      600   MRO Software, Inc.++..............        14,028
    3,107   OTG Software, Inc.++..............        31,070
      500   PC-Tel, Inc.++....................         4,855
      675   Phoenix Technologies Ltd.++.......         7,857
    2,100   Precise Software Solutions
              Ltd.++..........................        43,386
    7,481   TTI Team Telecom International
              Ltd.++..........................       187,174
      900   Verity, Inc.++....................        18,225
                                                 -----------
                                                     558,370
                                                 -----------
            SPECIALTY STORES -- 4.9%
    2,750   American Eagle Outfitters,
              Inc.++..........................        71,968
    1,175   Burlington Coat Factory Warehouse
              Corporation.....................        19,740
   10,100   Cato Corporation..................       190,889
        1   Chico's FAS, Inc.++##.............            40
      825   Fossil, Inc.++....................        17,325
      525   Hot Topic, Inc.++##...............        16,480
    1,100   Insight Enterprises, Inc.++.......        27,060
      225   Lillian Vernon Corporation........         1,496
    1,075   Linens 'N Things, Inc.++..........        27,413
    1,375   O'Reilly Automotive Inc.++........        50,146
      850   Pacific Sunwear of California,
              Inc.++..........................        17,357
    1,125   Stein Mart Inc.++.................         9,405
    4,700   Too Inc.++........................       129,250
      925   Zale Corporation++................        38,739
                                                 -----------
                                                     617,308
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 1.9%
    3,200   AirGate PCS, Inc.++...............       145,759
      750   Allen Telecom Inc.++..............         6,375
    5,000   Alvarion Ltd.++...................        18,450
      450   Boston Communications Group,
              Inc.++..........................         5,108
      350   Davox Corporation++...............         3,385
    1,400   General Communication, Inc., Class
              A++.............................        11,942
    4,500   Gilat Satellite Networks
              Ltd.++##........................        24,660
      600   Metro One Telecommunications,
              Inc.++##........................        18,150
                                                 -----------
                                                     233,829
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $11,563,564)..............    12,482,555
                                                 -----------
            INVESTMENT COMPANIES -- 9.8%
            (Cost $1,235,911)
1,235,911   Nations Cash Reserves#............     1,235,911
                                                 -----------

                                                    VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $12,799,475*)......  109.1%  $13,718,466
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........  (9.1)%
            Cash..............................   $       357
            Receivable for investment
              securities sold.................         3,097
            Receivable for Fund shares sold...        10,005
            Dividends receivable..............         3,911
            Interest receivable...............           708
            Unamortized organization costs....         4,739
            Miscellaneous receivables.........           313
            Collateral on securities loaned...      (957,911)
            Payable for Fund shares
              redeemed........................        (1,742)
            Investment advisory fee payable...        (7,465)
            Administration fee payable........        (2,329)
            Shareholder servicing and
              distribution fees payable.......       (53,691)
            Payable for investment securities
              purchased.......................       (46,154)
            Accrued Trustees' fees and
              expenses........................       (39,486)
            Accrued expenses and other
              liabilities.....................       (54,157)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................    (1,139,805)
                                                 -----------
            NET ASSETS.................  100.0%  $12,578,661
                                                 ===========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold and futures
              contracts.......................   $   (45,103)
            Net unrealized appreciation of
              investments.....................       918,991
            Paid-in capital...................    11,704,773
                                                 -----------
            NET ASSETS........................   $12,578,661
                                                 ===========
            NET ASSET VALUE PER SHARE
              ($12,578,661 / 1,293,540 shares
              of common stock outstanding)....         $9.72
                                                 ===========

---------------

 * Federal income tax information (see Note 9).

 - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $957,911.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $973,408 and $912,556, respectively.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2001

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 83.3%
             AEROSPACE AND DEFENSE -- 2.1%
     2,128   Lockheed Martin Corporation......   $    99,314
                                                 -----------
             AIRLINES -- 5.7%
     1,534   Delta Air Lines, Inc. ...........        44,885
     4,976   Frontier Airlines, Inc.++........        84,592
     5,784   SkyWest, Inc. ...................       147,203
                                                 -----------
                                                     276,680
                                                 -----------
             AUTOMOTIVE -- 0.9%
     1,228   Bayerische Motoren Werke (BMW)
               AG(a)..........................        43,244
                                                 -----------
             CHEMICALS -- SPECIALTY -- 2.8%
     1,266   Millipore Corporation............        76,847
     2,664   Symyx Technologies Inc.++........        56,583
                                                 -----------
                                                     133,430
                                                 -----------
             COMMERCIAL BANKING -- 3.5%
     3,391   Citigroup Inc. ..................       171,178
                                                 -----------
             CONSTRUCTION -- 0.5%
       350   Jacobs Engineering Group
               Inc.++.........................        23,100
                                                 -----------
             CONSUMER CREDIT AND MORTGAGES --
               3.6%
     2,182   Fannie Mae.......................       173,469
                                                 -----------
             DEPARTMENT AND DISCOUNT STORES --
               1.9%
     2,058   Costco Wholesale Corporation++...        91,334
                                                 -----------
             DIVERSIFIED ELECTRONICS -- 4.7%
     3,540   Flextronics International
               Ltd.++.........................        84,924
     1,490   Harman International
               Industries.....................        67,199
     4,736   Symbol Technologies, Inc. .......        75,208
                                                 -----------
                                                     227,331
                                                 -----------
             ELECTRIC POWER - NON NUCLEAR -- 0.9%
     1,622   Southern Company.................        41,118
                                                 -----------
             ELECTRIC POWER - NUCLEAR -- 1.3%
     1,622   Duke Energy Corporation..........        63,680
                                                 -----------
             FOOD PRODUCTS -- 3.6%
     1,706   Performance Food Group
               Company++......................        60,000
     1,968   Unilever NV, NY Shares...........       113,377
                                                 -----------
                                                     173,377
                                                 -----------
             HEALTH SERVICES -- 5.9%
     1,916   Tenet Healthcare Corporation++...       112,508
     2,408   UnitedHealth Group Inc. .........       170,414
                                                 -----------
                                                     282,922
                                                 -----------
             HOUSEHOLD PRODUCTS -- 2.4%
     1,456   Procter & Gamble Company.........       115,213
                                                 -----------
             HOUSING AND FURNISHING -- 3.1%
     2,097   Aaon, Inc.++.....................        51,314
     2,635   M.D.C. Holdings, Inc. ...........        99,576
                                                 -----------
                                                     150,890
                                                 -----------
             INTEGRATED OIL -- 1.1%
     1,302   Exxon Mobil Corporation..........        51,169
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             INVESTMENT SERVICES -- 4.0%
     2,913   Lehman Brothers Holdings Inc. ...   $   194,588
                                                 -----------
             LODGING AND RECREATION -- 4.2%
     2,979   Four Seasons Hotels Inc. ........       139,298
     2,250   MGM Mirage Inc.++................        64,958
                                                 -----------
                                                     204,256
                                                 -----------
             MEDICAL DEVICES AND SUPPLIES -- 6.0%
     1,825   Caliper Technologies
               Corporation++..................        28,488
     1,326   D & K Healthcare Resources,
               Inc. ..........................        75,516
     3,772   InterMune Inc.++.................       185,808
                                                 -----------
                                                     289,812
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
               4.8%
     6,130   Cisco Systems, Inc.++............       111,014
     2,354   QUALCOMM Inc.++..................       118,877
                                                 -----------
                                                     229,891
                                                 -----------
             PHARMACEUTICALS -- 1.7%
       872   ArQule Inc.++....................        14,824
     4,688   Inspire Pharmaceuticals Inc.++...        66,054
                                                 -----------
                                                      80,878
                                                 -----------
             SEMICONDUCTORS -- 6.8%
     4,126   Intersil Corporation, Class
               A++............................       133,063
     2,292   Kopin Corporation++..............        32,088
     1,584   PerkinElmer, Inc. ...............        55,472
     3,376   Zoran Corporation++..............       110,192
                                                 -----------
                                                     330,815
                                                 -----------
             SOFTWARE -- 3.6%
     3,266   BEA Systems, Inc.++..............        50,296
     1,830   Microsoft Corporation++..........       121,238
                                                 -----------
                                                     171,534
                                                 -----------
             SPECIALTY STORES -- 5.6%
     3,232   Electronics Boutique Holdings
               Corporation++..................       129,086
     2,124   Lowe's Companies, Inc. ..........        98,575
     1,390   Tiffany & Company................        43,743
                                                 -----------
                                                     271,404
                                                 -----------
             TELECOMMUNICATIONS SERVICES -- 2.6%
     3,686   Amdocs Ltd.++....................       125,213
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $3,670,006)..............     4,015,840
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 20.7%
               (Cost $999,960)
$1,000,000   Federal Home Loan Bank Discount
               note 01/02/02..................       999,919
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

  SHARES                                            VALUE
------------------------------------------------------------
             INVESTMENT COMPANIES -- 0.5%
               (Cost $25,000)
    25,000   Nations Cash Reserves#...........   $    25,000
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $4,694,966*)......  104.5%    5,040,759
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......  (4.5)%
             Cash.............................   $       623
             Receivable for investment
               securities sold................         1,694
             Receivable for Fund shares
               sold...........................        39,537
             Dividends receivable.............           397
             Interest receivable..............           111
             Receivable from investment
               advisor........................         7,053
             Unamortized organization costs...         4,756
             Payable for Fund shares
               redeemed.......................      (151,902)
             Administration fee payable.......          (911)
             Payable for investment securities
               purchased......................       (50,798)
             Accrued Trustees' fees and
               expenses.......................       (39,485)
             Accrued expenses and other
               liabilities....................       (26,352)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............      (215,277)
                                                 -----------
             NET ASSETS................  100.0%  $ 4,825,482
                                                 ===========

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on
               investments sold...............   $(2,733,014)
             Net unrealized appreciation of
               investments....................       345,793
             Paid-in capital..................     7,212,703
                                                 -----------
             NET ASSETS.......................   $ 4,825,482
                                                 ===========
             NET ASSET VALUE PER SHARE
               ($4,825,482 / 775,356 shares of
               common stock outstanding)......         $6.22
                                                 ===========

---------------

 * Federal Income Tax Information (see Note 9).

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

(a) Foreign security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

  SHARES                                           VALUE
------------------------------------------------------------
             COMMON STOCKS -- 97.0%
             AEROSPACE AND DEFENSE -- 8.0%
    14,118   Embraer Aircraft Corporation,
               ADR...........................   $    312,431
    33,233   General Dynamics Corporation....      2,646,676
    61,418   Lockheed Martin Corporation.....      2,866,378
                                                ------------
                                                   5,825,485
                                                ------------
             AIRLINES -- 3.0%
    18,574   SkyWest, Inc. ..................        472,708
    93,154   Southwest Airlines Company......      1,721,486
                                                ------------
                                                   2,194,194
                                                ------------
             AUTOMOTIVE -- 3.3%
    44,416   Bayerische Motoren Werke (BMW)
               AG(a).........................      1,564,111
     2,174   Porsche AG, Preferred##(a)......        830,421
                                                ------------
                                                   2,394,532
                                                ------------
             BEVERAGES -- 4.2%
    12,890   Anheuser-Busch Companies,
               Inc. .........................        582,757
     9,134   Heineken NV(a)..................        346,378
    43,390   PepsiCo, Inc. ..................      2,112,659
                                                ------------
                                                   3,041,794
                                                ------------
             BROADCASTING AND CABLE -- 2.0%
    40,397   Comcast Corporation, Class
               A++...........................      1,454,292
                                                ------------
             COMMERCIAL BANKING -- 6.5%
    74,444   Citigroup Inc. .................      3,757,933
    30,017   Washington Mutual, Inc.##.......        981,556
                                                ------------
                                                   4,739,489
                                                ------------
             COMMERCIAL SERVICES -- 1.0%
     8,493   Omnicom Group Inc. .............        758,850
                                                ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
    17,758   International Business Machines
               Corporation...................      2,148,008
                                                ------------
             CONSUMER CREDIT AND MORTGAGES -- 8.8%
    29,662   Fannie Mae......................      2,358,129
    29,308   MBNA Corporation................      1,031,642
    36,302   USA Education Inc. .............      3,050,093
                                                ------------
                                                   6,439,864
                                                ------------
             DEPARTMENT AND DISCOUNT STORES -- 7.3%
    69,573   Costco Wholesale
               Corporation++.................      3,087,650
    38,220   Wal-Mart Stores, Inc. ..........      2,199,561
                                                ------------
                                                   5,287,211
                                                ------------
             DIVERSIFIED MANUFACTURING -- 3.9%
    47,508   Tyco International Ltd. ........      2,798,221
                                                ------------
             FOOD PRODUCTS -- 3.9%
    44,596   Kraft Foods, Inc. ..............      1,517,602
    22,542   Unilever NV, NY Shares..........      1,298,645
                                                ------------
                                                   2,816,247
                                                ------------
             HEALTH SERVICES -- 10.3%
    16,522   Quest Diagnostics Inc.++........      1,184,793
    54,362   Tenet Healthcare
               Corporation++.................      3,192,136
    44,376   UnitedHealth Group Inc. ........      3,140,489
                                                ------------
                                                   7,517,418
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 0.2%
     3,703   The Estee Lauder Companies Inc.,
               Class A##.....................   $    118,718
                                                ------------
             HOUSING AND FURNISHING -- 0.4%
     7,639   M.D.C. Holdings, Inc. ..........        288,678
                                                ------------
             INVESTMENT SERVICES -- 3.5%
    31,312   Lehman Brothers Holdings
               Inc. .........................      2,091,641
     7,163   Northern Trust Corporation......        431,356
                                                ------------
                                                   2,522,997
                                                ------------
             LODGING AND RECREATION -- 1.6%
    20,592   Four Seasons Hotels Inc.##......        962,882
     4,056   Mandalay Resort Group++##.......         86,798
     3,070   MGM Mirage Inc.++##.............         88,631
                                                ------------
                                                   1,138,311
                                                ------------
             MEDICAL DEVICES AND SUPPLIES -- 3.8%
     5,698   InterMune Inc.++##..............        280,683
    41,822   Johnson & Johnson...............      2,471,681
                                                ------------
                                                   2,752,364
                                                ------------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 5.3%
   101,000   Cisco Systems, Inc.++...........      1,829,110
     4,652   L-3 Communications Holdings,
               Inc.++##......................        418,680
    31,134   QUALCOMM Inc.++.................      1,572,267
                                                ------------
                                                   3,820,057
                                                ------------
             PHARMACEUTICALS -- 0.3%
     2,984   Forest Laboratories, Inc.++.....        244,539
                                                ------------
             RAILROADS, TRUCKING AND SHIPPING -- 1.5%
    17,052   FedEx Corporation++.............        884,658
     3,298   Union Pacific Corporation.......        187,986
                                                ------------
                                                   1,072,644
                                                ------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
     4,557   Equity Office Properties
               Trust.........................        137,075
                                                ------------
             RESTAURANTS -- 0.7%
    26,376   Starbucks Corporation++.........        502,463
                                                ------------
             SEMICONDUCTORS -- 1.0%
    17,650   Applied Materials, Inc.++.......        707,765
                                                ------------
             SOFTWARE -- 5.4%
    48,852   Microsoft Corporation++.........      3,236,445
    25,438   Siebel Systems, Inc.++..........        711,755
                                                ------------
                                                   3,948,200
                                                ------------
             SPECIALTY STORES -- 7.8%
    62,862   Home Depot, Inc. ...............      3,206,591
    77,113   Tiffany & Company...............      2,426,746
                                                ------------
                                                   5,633,337
                                                ------------
             TELECOMMUNICATIONS SERVICES -- 0.1%
     2,662   Vodafone Group plc, ADR.........         68,360
                                                ------------
             TOTAL COMMON STOCKS
               (Cost $63,144,079)............     70,371,113
                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
  AMOUNT                                           VALUE
------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- 0.1%
               (Cost $97,414)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc., 8.375%
               02/01/08##....................   $    101,000
                                                ------------
             SHORT TERM INVESTMENTS -- 2.8%
               (Cost $1,999,919)
 2,000,000   Federal Home Loan Bank Discount
               note 01/02/02.................      1,999,839
                                                ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 5.4%
               (Cost $3,901,607)
 3,901,607   Nations Cash Reserves#..........      3,901,607
                                                ------------
             TOTAL INVESTMENTS
               (Cost $69,143,019*)....  105.3%    76,373,559
                                                ------------
             OTHER ASSETS AND
               LIABILITIES (NET)......   (5.3)%
             Cash............................   $        953
             Receivable for Fund shares
               sold..........................         90,197
             Dividends receivable............         29,254
             Interest receivable.............          3,559
             Unamortized organization
               costs.........................          4,739
             Collateral on securities
               loaned........................     (3,804,607)
             Payable for Fund shares
               redeemed......................         (6,632)
             Investment advisory fee
               payable.......................        (43,138)
             Administration fee payable......        (13,999)
             Accrued Trustees' fees and
               expenses......................        (39,479)
             Accrued expenses and other
               liabilities...................        (44,133)
                                                ------------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).............     (3,823,286)
                                                ------------
             NET ASSETS...............  100.0%  $ 72,550,273
                                                ============

                                                   VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on
               investments sold..............   $(16,240,249)
             Net unrealized appreciation of
               investments...................      7,230,540
             Paid-in capital.................     81,559,982
                                                ------------
             NET ASSETS......................   $ 72,550,273
                                                ============
             NET ASSET VALUE PER SHARE
               ($72,550,273 / 5,393,994
               shares of common stock
               outstanding)..................         $13.45
                                                ============

---------------

 * Federal income tax information (see Note 9).

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $3,804,607.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $3,630,205 and $3,659,215, respectively.

(a) Foreign security.

Abbreviations:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS
Nations Separate Account Trust -- Capital Growth Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 95.8%
            AEROSPACE AND DEFENSE -- 2.2%
   3,625    Boeing Company.....................   $   140,578
   4,000    United Technologies Corporation....       258,520
                                                  -----------
                                                      399,098
                                                  -----------
            BEVERAGES -- 4.9%
   5,375    Anheuser-Busch Companies, Inc. ....       243,004
   6,825    Coca-Cola Company..................       321,799
   6,675    PepsiCo, Inc. .....................       325,005
                                                  -----------
                                                      889,808
                                                  -----------
            BROADCASTING AND CABLE -- 6.2%
  14,600    AOL Time Warner Inc.++.............       468,660
   4,900    Clear Channel Communications,
              Inc.++...........................       249,459
   9,125    Comcast Corporation, Class A++.....       328,500
   2,225    Viacom Inc., Class B++.............        98,234
                                                  -----------
                                                    1,144,853
                                                  -----------
            COMMERCIAL BANKING -- 1.2%
   4,225    Citigroup Inc. ....................       213,278
                                                  -----------
            COMPUTER SERVICES -- 5.2%
   4,250    Automatic Data Processing, Inc. ...       250,325
  14,550    Concord EFS, Inc.++................       476,949
   7,525    Sungard Data Systems, Inc.++.......       217,698
                                                  -----------
                                                      944,972
                                                  -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 7.6%
  11,050    Dell Computer Corporation++........       300,339
  12,300    EMC Corporation++..................       165,312
   6,300    International Business Machines
              Corporation......................       762,048
  14,825    Sun Microsystems, Inc.++...........       182,348
                                                  -----------
                                                    1,410,047
                                                  -----------
            CONSUMER CREDIT AND MORTGAGES -- 3.9%
   2,250    Fannie Mae.........................       178,875
   2,750    Household International, Inc. .....       159,335
   4,350    MBNA Corporation...................       153,120
   2,700    USA Education Inc. ................       226,854
                                                  -----------
                                                      718,184
                                                  -----------
            DEPARTMENT AND DISCOUNT STORES -- 4.5%
   4,325    Target Corporation.................       177,541
  11,200    Wal-Mart Stores, Inc. .............       644,560
                                                  -----------
                                                      822,101
                                                  -----------
            DIVERSIFIED MANUFACTURING -- 7.1%
  20,378    General Electric Company...........       816,751
   8,276    Tyco International Ltd. ...........       487,456
                                                  -----------
                                                    1,304,207
                                                  -----------
            ELECTRIC POWER - NON NUCLEAR -- 0.5%
   6,000    Calpine Corporation++..............       100,740
                                                  -----------
            HOUSING AND FURNISHING -- 0.8%
   2,600    Centex Corporation.................       148,434
                                                  -----------
            INSURANCE -- 2.1%
   5,375    AFLAC, Inc. .......................       132,010
   3,175    American International Group,
              Inc. ............................       252,095
                                                  -----------
                                                      384,105
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INTEGRATED OIL -- 1.3%
   1,475    ChevronTexaco Corporation..........   $   132,174
   2,625    Exxon Mobil Corporation............       103,163
                                                  -----------
                                                      235,337
                                                  -----------
            INVESTMENT SERVICES -- 1.8%
   3,050    Merrill Lynch & Company, Inc. .....       158,966
   2,950    Morgan Stanley Dean Witter &
              Company..........................       165,023
                                                  -----------
                                                      323,989
                                                  -----------
            LODGING AND RECREATION -- 1.2%
   7,225    Starwood Hotels & Resorts
              Worldwide, Inc. .................       215,666
                                                  -----------
            MEDICAL DEVICES AND SUPPLIES -- 6.1%
   2,525    Abbott Laboratories................       140,769
   5,500    Baxter International Inc. .........       294,965
   6,325    Johnson & Johnson..................       373,807
   6,100    Medtronic, Inc. ...................       312,381
                                                  -----------
                                                    1,121,922
                                                  -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 3.1%
  26,500    Cisco Systems, Inc.++..............       479,915
   1,700    QUALCOMM Inc.++....................        85,850
                                                  -----------
                                                      565,765
                                                  -----------
            OILFIELD SERVICES -- 1.3%
   2,951    Nabors Industries, Inc.++..........       101,308
   2,400    Schlumberger Ltd. .................       131,880
                                                  -----------
                                                      233,188
                                                  -----------
            PHARMACEUTICALS -- 13.1%
   3,075    American Home Products
              Corporation......................       188,682
   4,300    Amgen Inc.++.......................       242,692
   5,100    Bristol-Myers Squibb Company.......       260,100
   2,225    Eli Lilly and Company..............       174,752
   3,525    Genentech, Inc.++..................       191,231
   7,000    Merck & Company, Inc. .............       411,600
  19,400    Pfizer Inc. .......................       773,090
   4,900    Schering-Plough Corporation........       175,469
                                                  -----------
                                                    2,417,616
                                                  -----------
            SEMICONDUCTORS -- 6.9%
  20,925    Intel Corporation..................       658,091
   5,175    Linear Technology Corporation......       202,032
   6,150    Texas Instruments Inc. ............       172,200
   5,875    Xilinx, Inc.++.....................       229,419
                                                  -----------
                                                    1,261,742
                                                  -----------
            SOFTWARE -- 7.6%
   4,575    Check Point Software Technologies
              Ltd.++...........................       182,497
  13,700    Microsoft Corporation++............       907,625
  13,325    Oracle Corporation++...............       184,018
   2,475    VERITAS Software Corporation++.....       110,954
                                                  -----------
                                                    1,385,094
                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Capital Growth Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                     DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            SPECIALTY STORES -- 3.5%
   3,875    Abercrombie & Fitch Company++......   $   102,804
   7,925    Circuit City Stores - Circuit City
              Group............................       205,654
   6,575    Home Depot, Inc. ..................       335,390
                                                  -----------
                                                      643,848
                                                  -----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   4,600    SBC Communications Inc. ...........       180,182
   8,000    Sprint Corporation (PCS Group)++...       195,280
                                                  -----------
                                                      375,462
                                                  -----------
            TOBACCO -- 1.7%
   6,900    Philip Morris Companies Inc. ......       316,365
                                                  -----------
            TOTAL COMMON STOCKS
              (Cost $16,614,538)...............    17,575,821
                                                  -----------
            INVESTMENT COMPANIES -- 4.5%
            (Cost $820,000)
 820,000    Nations Cash Reserves#.............       820,000
                                                  -----------
            TOTAL INVESTMENTS
              (Cost $17,434,538*).......  100.3%   18,395,821
                                                  -----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (0.3)%
            Cash...............................   $       617
            Receivable for Fund shares sold....       145,115
            Dividends receivable...............        18,799
            Interest receivable................         1,652
            Unamortized organization costs.....         4,739
            Payable for Fund shares redeemed...        (2,676)
            Investment advisory fee payable....       (10,092)
            Administration fee payable.........        (3,571)
            Shareholder servicing and
              distribution fees payable........      (124,534)
            Accrued Trustees' fees and
              expenses.........................       (39,563)
            Accrued expenses and other
              liabilities......................       (40,580)
                                                  -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................       (50,094)
                                                  -----------
            NET ASSETS..................  100.0%  $18,345,727
                                                  ===========

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $    11,569
            Accumulated net realized loss on
              investments sold and futures
              contracts........................    (3,101,651)
            Net unrealized appreciation of
              investments......................       961,283
            Paid-in capital....................    20,474,526
                                                  -----------
            NET ASSETS.........................   $18,345,727
                                                  ===========
            NET ASSET VALUE PER SHARE
              ($18,345,727 / 1,820,609 shares
              of common stock outstanding).....        $10.08
                                                  ===========

---------------

* Federal income tax information (see Note 9).

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 89.1%
            BROADCASTING AND CABLE -- 5.8%
   1,940    Adelphia Communications
              Corporation++.....................   $   60,488
     415    Clear Channel Communications,
              Inc.++............................       21,128
   1,570    Hispanic Broadcasting
              Corporation++.....................       40,035
   1,800    Radio One, Inc., Class D++..........       32,418
   1,275    Univision Communications, Inc.,
              Class A++.........................       51,587
                                                   ----------
                                                      205,656
                                                   ----------
            BUILDING MATERIALS -- 0.9%
     680    Martin Marietta Materials, Inc. ....       31,688
                                                   ----------
            COMMERCIAL BANKING -- 2.0%
     480    Charter One Financial, Inc. ........       13,032
     610    City National Corporation...........       28,579
     775    Commerce Bancorp, Inc. .............       30,488
                                                   ----------
                                                       72,099
                                                   ----------
            COMPUTER SERVICES -- 9.8%
   2,530    Concord EFS, Inc.++.................       82,933
   1,820    Convergys Corporation++.............       68,232
   1,970    CSG Systems International, Inc.++...       79,687
   2,155    Jack Henry & Associates, Inc. ......       47,065
   2,510    Sungard Data Systems, Inc.++........       72,614
                                                   ----------
                                                      350,531
                                                   ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
     760    Research In Motion Ltd.++...........       18,027
                                                   ----------
            CONGLOMERATES -- 1.3%
   1,285    Pentair, Inc. ......................       46,915
                                                   ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.8%
   1,275    AmeriCredit Corporation++...........       40,226
     980    Metris Companies Inc. ..............       25,196
                                                   ----------
                                                       65,422
                                                   ----------
            DIVERSIFIED ELECTRONICS -- 2.7%
     900    Amphenol Corporation, Class A++.....       43,245
     840    Solectron Corporation++.............        9,475
   2,715    Symbol Technologies, Inc. ..........       43,114
                                                   ----------
                                                       95,834
                                                   ----------
            DIVERSIFIED MANUFACTURING -- 1.4%
   2,434    Sanmina Corporation++...............       48,437
                                                   ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.5%
   2,040    Calpine Corporation++...............       34,252
   1,160    Mirant Corporation++................       18,583
                                                   ----------
                                                       52,835
                                                   ----------
            EXPLORATION AND PRODUCTION -- 0.6%
     515    EOG Resources, Inc. ................       20,142
                                                   ----------
            FOOD PRODUCTS -- 0.7%
     915    Hain Celestial Group, Inc.++........       25,126
                                                   ----------
            HEALTH SERVICES -- 1.2%
   2,390    Health Management Associates, Inc.,
              Class A++.........................       43,976
                                                   ----------
            INSURANCE -- 1.3%
     830    Ambac Financial Group, Inc. ........       48,024
                                                   ----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INVESTMENT SERVICES -- 3.7%
   1,145    Legg Mason, Inc. ...................   $   57,227
     495    Northern Trust Corporation..........       29,809
   1,335    Waddell & Reed Financial, Inc.,
              Class A...........................       42,987
                                                   ----------
                                                      130,023
                                                   ----------
            LODGING AND RECREATION -- 1.1%
   1,990    Park Place Entertainment
              Corporation++.....................       18,248
     760    Starwood Hotels & Resorts Worldwide,
              Inc. .............................       22,686
                                                   ----------
                                                       40,934
                                                   ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.7%
   1,100    Apogent Technologies Inc.++.........       28,380
   1,770    Caliper Technologies
              Corporation++.....................       27,630
     370    Enzon, Inc.++.......................       20,824
   1,840    Inhale Therapeutic Systems,
              Inc.++............................       34,132
     220    Invitrogen Corporation++............       13,625
   1,135    Waters Corporation++................       43,980
                                                   ----------
                                                      168,571
                                                   ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 4.3%
   3,660    ADC Telecommunications, Inc.++......       16,836
   2,340    Comverse Technology, Inc.++.........       52,346
   1,875    Openwave Systems Inc.++.............       18,356
   1,775    Powerwave Technologies, Inc.++......       30,672
   1,880    Tekelec++...........................       34,047
                                                   ----------
                                                      152,257
                                                   ----------
            OILFIELD SERVICES -- 5.8%
   1,370    BJ Services Company++...............       44,456
     995    ENSCO International Inc. ...........       24,726
   1,160    GlobalSantaFe Corporation...........       33,083
     910    Nabors Industries, Inc.++...........       31,240
     630    Smith International, Inc.++.........       33,781
   1,025    Weatherford International, Inc.++...       38,192
                                                   ----------
                                                      205,478
                                                   ----------
            PHARMACEUTICALS -- 11.5%
   1,080    Alkermes, Inc.++....................       28,469
     760    Biovail Corporation++...............       42,750
     920    Express Scripts, Inc.++.............       43,019
     640    Genzyme Corporation++...............       38,310
   1,470    Medarex, Inc.++.....................       26,401
   1,080    MedImmune, Inc.++...................       50,058
   1,885    Millennium Pharmaceuticals,
              Inc.++............................       46,201
     940    Myriad Genetics, Inc.++.............       49,482
   1,450    Shire Pharmaceuticals Group plc,
              ADR++.............................       53,069
     935    Watson Pharmaceuticals, Inc.++......       29,350
                                                   ----------
                                                      407,109
                                                   ----------
            PUBLISHING AND ADVERTISING -- 1.5%
   1,275    Lamar Advertising Company++.........       53,984
                                                   ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
     625    Expeditors International of
              Washington, Inc. .................       35,594
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

 SHARES                                              VALUE
-------------------------------------------------------------
            SEMICONDUCTORS -- 4.9%
   1,525    C&D Technologies, Inc. .............   $   34,846
     725    Linear Technology Corporation.......       28,304
     640    Maxim Integrated Products, Inc.++...       33,606
     390    MKS Instruments Inc. ...............       10,542
     995    Novellus Systems, Inc.++............       39,253
     670    Vitesse Semiconductor
              Corporation++.....................        8,328
     490    Xilinx, Inc.++......................       19,135
                                                   ----------
                                                      174,014
                                                   ----------
            SOFTWARE -- 8.7%
   1,440    BEA Systems, Inc.++.................       22,176
   1,275    BMC Software, Inc.++................       20,872
     750    Check Point Software Technologies
              Ltd.++............................       29,918
   1,870    Citrix Systems, Inc.++..............       42,374
     760    E. piphany, Inc.++..................        6,620
     725    Intuit Inc.++.......................       31,016
   1,870    Precise Software Solutions Ltd.++...       38,634
   2,425    Quest Software, Inc.++..............       53,616
   1,085    Siebel Systems, Inc.++..............       30,358
     525    Symantec Corporation++..............       34,823
                                                   ----------
                                                      310,407
                                                   ----------
            SPECIALTY STORES -- 6.5%
     890    Abercrombie & Fitch Company++.......       23,612
   1,570    Bed Bath & Beyond Inc.++............       53,223
   1,875    Circuit City Stores - Circuit City
              Group.............................       48,656
   1,170    The Men's Wearhouse, Inc.++.........       24,161
   1,080    The Talbots, Inc. ..................       39,150
   1,335    Tiffany & Company...................       42,012
                                                   ----------
                                                      230,814
                                                   ----------
            TELECOMMUNICATIONS SERVICES -- 1.5%
     685    Allegiance Telecom, Inc.++..........        5,679
   1,400    Time Warner Telecom, Inc., Class
              A++...............................       24,766
     800    Western Wireless Corporation, Class
              A++...............................       22,600
                                                   ----------
                                                       53,045
                                                   ----------
            UNIT INVESTMENT TRUST -- 2.4%
     910    S&P Mid-Cap 400 Depositary
              Receipts..........................       84,448
                                                   ----------
            TOTAL COMMON STOCKS
              (Cost $3,212,174).................    3,171,390
                                                   ----------
            INVESTMENT COMPANIES -- 15.7%
            (Cost $558,400)
 558,400    Nations Cash Reserves#..............      558,400
                                                   ----------

                                                     VALUE
-------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $3,770,574*).........  104.8%  $3,729,790
                                                   ----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (4.8)%
            Cash................................   $      804
            Receivable for Fund shares sold.....       22,232
            Dividends receivable................          598
            Interest receivable.................          888
            Receivable from investment
              advisor...........................        4,991
            Payable for Fund shares redeemed....       (1,417)
            Administration fee payable..........         (612)
            Payable for investment securities
              purchased.........................     (171,296)
            Accrued Trustees' fees and
              expenses..........................       (6,510)
            Accrued expenses and other
              liabilities.......................      (19,738)
                                                   ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................     (170,060)
                                                   ----------
            NET ASSETS...................  100.0%  $3,559,730
                                                   ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold..................   $  (58,729)
            Net unrealized depreciation of
              investments.......................      (40,784)
            Paid-in capital.....................    3,659,243
                                                   ----------
            NET ASSETS..........................   $3,559,730
                                                   ==========
            NET ASSET VALUE PER SHARE
              ($3,559,730 / 421,945 shares of
              common stock outstanding).........        $8.44
                                                   ==========

---------------

* Federal income tax information (see Note 9).

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviations:
ADR --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS
Nations Separate Account Trust -- Value Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCKS -- 94.6%
            AEROSPACE AND DEFENSE -- 2.5%
    1,250   General Dynamics Corporation......   $    99,550
      600   Lockheed Martin Corporation.......        28,002
    3,400   United Technologies Corporation...       219,742
                                                 -----------
                                                     347,294
                                                 -----------
            AIRLINES -- 0.8%
    4,800   AMR Corporation++.................       106,416
                                                 -----------
            APPAREL AND TEXTILES -- 0.9%
    2,600   Liz Claiborne, Inc. ..............       129,350
                                                 -----------
            AUTOMOTIVE -- 1.4%
    4,000   General Motors Corporation........       194,400
                                                 -----------
            BEVERAGES -- 1.6%
    1,951   Brown-Forman Corporation, Class
              B...............................       122,133
    2,300   Diageo plc, ADR##.................       106,421
                                                 -----------
                                                     228,554
                                                 -----------
            BROADCASTING AND CABLE -- 3.1%
    2,900   AOL Time Warner Inc.++............        93,090
    9,600   Comcast Corporation, Class A++....       345,600
                                                 -----------
                                                     438,690
                                                 -----------
            CHEMICALS -- BASIC -- 2.5%
    3,750   Praxair, Inc. ....................       207,188
    4,100   The Dow Chemical Company..........       138,498
                                                 -----------
                                                     345,686
                                                 -----------
            COMMERCIAL BANKING -- 11.9%
    9,600   Citigroup Inc. ...................       484,607
   10,275   FleetBoston Financial
              Corporation.....................       375,038
    5,425   J.P. Morgan Chase & Company.......       197,199
   19,550   US Bancorp........................       409,181
    4,700   Wells Fargo & Company.............       204,215
                                                 -----------
                                                   1,670,240
                                                 -----------
            COMPUTER SERVICES -- 1.4%
    2,800   Electronic Data Systems
              Corporation.....................       191,940
                                                 -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.8%
    2,100   International Business Machines
              Corporation.....................       254,016
                                                 -----------
            CONSUMER CREDIT AND MORTGAGES -- 5.0%
    4,200   American Express Company..........       149,898
    3,750   Countrywide Credit Industries,
              Inc. ...........................       153,638
    3,950   Freddie Mac.......................       258,330
    3,900   MBNA Corporation..................       137,280
                                                 -----------
                                                     699,146
                                                 -----------
            DEPARTMENT AND DISCOUNT STORES -- 1.0%
    3,800   The May Department Stores
              Company.........................       140,524
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 2.6%
   10,800   Honeywell International Inc. .....       365,256
                                                 -----------
            ELECTRIC POWER -- NUCLEAR -- 3.0%
    3,800   Dominion Resources, Inc.##........       228,380
    3,300   FPL Group, Inc. ..................       186,120
                                                 -----------
                                                     414,500
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.6%
    1,600   Anadarko Petroleum Corporation....        90,960
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.0%
    2,525   Russell IShares...................   $   139,885
                                                 -----------
            FOOD AND DRUG STORES -- 1.1%
    3,750   Safeway Inc.++....................       156,563
                                                 -----------
            HEALTH SERVICES -- 0.7%
    1,375   Trigon Healthcare, Inc.++.........        95,494
                                                 -----------
            HOUSEHOLD PRODUCTS -- 0.4%
    1,640   The Estee Lauder Companies Inc.,
              Class A.........................        52,578
                                                 -----------
            INSURANCE -- 5.2%
    3,200   Ambac Financial Group, Inc. ......       185,152
      900   American International Group,
              Inc. ...........................        71,460
    2,000   Chubb Corporation.................       138,000
    2,425   CIGNA Corporation.................       224,675
    3,335   Prudential Financial, Inc.++......       110,689
                                                 -----------
                                                     729,976
                                                 -----------
            INTEGRATED OIL -- 5.0%
    3,000   ChevronTexaco Corporation.........       268,829
    4,600   Exxon Mobil Corporation...........       180,780
    7,425   Occidental Petroleum
              Corporation.....................       196,985
    1,000   Phillips Petroleum Company........        60,260
                                                 -----------
                                                     706,854
                                                 -----------
            INVESTMENT SERVICES -- 2.9%
    5,025   Merrill Lynch & Company, Inc. ....       261,903
    2,300   Northern Trust Corporation........       138,506
                                                 -----------
                                                     400,409
                                                 -----------
            LODGING AND RECREATION -- 1.0%
    5,000   Carnival Corporation..............       140,400
                                                 -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.5%
    3,900   Hillenbrand Industries, Inc. .....       215,553
    4,583   Zimmer Holdings, Inc.++...........       139,965
                                                 -----------
                                                     355,518
                                                 -----------
            METALS AND MINING -- 1.7%
    6,850   Alcoa Inc. .......................       243,518
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 1.5%
    4,775   El Paso Corporation...............       213,013
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              0.7%
    6,500   CIENA Corporation++...............        93,015
                                                 -----------
            OILFIELD SERVICES -- 3.4%
    7,300   BJ Services Company++.............       236,885
    7,100   Nabors Industries, Inc.++.........       243,743
                                                 -----------
                                                     480,628
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 3.3%
    2,800   Bowater Inc.##....................       133,560
    8,000   International Paper Company##.....       322,800
                                                 -----------
                                                     456,360
                                                 -----------
            PHARMACEUTICALS -- 2.0%
    7,800   Schering-Plough Corporation.......       279,318
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
    2,400   Union Pacific Corporation.........       136,800
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
    6,800   Equity Office Properties Trust....   $   204,544
                                                 -----------
            RESTAURANTS -- 1.7%
    9,184   McDonald's Corporation............       243,100
                                                 -----------
            SEMICONDUCTORS -- 3.1%
    4,200   Intel Corporation.................       132,090
    4,400   Micron Technology, Inc.++##.......       136,400
    5,375   Teradyne, Inc.++##................       162,003
                                                 -----------
                                                     430,493
                                                 -----------
            SOFTWARE -- 1.3%
    8,100   Cadence Design Systems, Inc.++....       177,552
                                                 -----------
            SPECIALTY STORES -- 2.9%
    2,900   Abercrombie & Fitch Company++.....        76,937
    1,600   American Eagle Outfitters,
              Inc.++..........................        41,872
    2,100   Circuit City Stores -- Circuit
              City Group......................        54,495
    1,600   The Talbots, Inc. ................        58,000
    8,300   Toys R Us, Inc.++.................       172,142
                                                 -----------
                                                     403,446
                                                 -----------
            STEEL -- 0.6%
    1,600   Nucor Corporation.................        84,736
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 4.7%
    8,600   AT&T Corporation..................       156,004
    9,000   Sprint Corporation (FON Group)....       180,720
    6,800   Verizon Communications Inc. ......       322,728
                                                 -----------
                                                     659,452
                                                 -----------
            TOBACCO -- 4.0%
    8,300   Philip Morris Companies Inc. .....       380,555
    5,300   UST Inc. .........................       185,500
                                                 -----------
                                                     566,055
                                                 -----------
            UTILITIES -- MISCELLANEOUS -- 1.3%
    4,500   American Water Works Company,
              Inc. ...........................       187,875
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $12,514,198)..............    13,254,554
                                                 -----------
            INVESTMENT COMPANIES -- 11.4%
              (Cost $1,603,522)
1,603,522   Nations Cash Reserves#............     1,603,522
                                                 -----------

                                                    VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $14,117,720*)......  106.0%  $14,858,076
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........  (6.0)%
            Cash..............................   $       631
            Receivable for investment
              securities sold.................       325,106
            Receivable for Fund shares sold...       163,037
            Dividends receivable..............        20,667
            Interest receivable...............         1,187
            Unamortized organization costs....         4,739
            Collateral on securities loaned...      (860,522)
            Payable for Fund shares
              redeemed........................        (4,249)
            Investment advisory fee payable...          (232)
            Administration fee payable........        (2,618)
            Payable for investment securities
              purchased.......................      (419,113)
            Accrued Trustees' fees and
              expenses........................       (38,031)
            Accrued expenses and other
              liabilities.....................       (32,111)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................      (841,509)
                                                 -----------
            NET ASSETS.................  100.0%  $14,016,567
                                                 ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income..........................   $     5,889
            Accumulated net realized loss on
              investments sold................      (584,722)
            Net unrealized appreciation of
              investments.....................       740,356
            Paid-in capital...................    13,855,044
                                                 -----------
            NET ASSETS........................   $14,016,567
                                                 ===========
            NET ASSET VALUE PER SHARE
              ($14,016,567 / 1,349,352 shares
              of common stock outstanding)....        $10.39
                                                 ===========

---------------

 * Federal income tax information (see Note 9).

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $860,522.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $793,219 and $836,079, respectively.

Abbreviations:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS                                   DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.6%
            ASSET-BACKED -- AUTO LOANS -- 0.3%
$ 30,000    Americredit Automobile Receivables
              Trust, Series 2001-B, Class A4,
              5.370% 06/12/08++...............   $    30,610
                                                 -----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.3%
  30,000    Fannie Mae Whole Loan, Series
              2001-W1, Class AF3,
              5.690% 06/25/29++...............        30,525
                                                 -----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $59,999)..................        61,135
                                                 -----------
 SHARES
---------
            COMMON STOCKS -- 61.4%
            AEROSPACE AND DEFENSE -- 0.8%
     400    General Dynamics Corporation......        31,856
     300    Lockheed Martin Corporation.......        14,001
     200    Northrop Grumman Corporation......        20,162
     300    United Technologies Corporation...        19,389
                                                 -----------
                                                      85,408
                                                 -----------
            AIRLINES -- 0.1%
     200    Delta Air Lines, Inc. ............         5,852
                                                 -----------
            APPAREL AND TEXTILES -- 0.1%
     200    Nike, Inc., Class B...............        11,248
                                                 -----------
            AUTOMOTIVE -- 0.7%
     700    Delphi Automotive Systems
              Corporation.....................         9,562
     300    General Motors Corporation........        14,580
     300    Johnson Controls, Inc. ...........        24,225
     200    Snap-On Inc. .....................         6,732
     300    TRW Inc. .........................        11,112
                                                 -----------
                                                      66,211
                                                 -----------
            BEVERAGES -- 1.6%
     500    Anheuser-Busch Companies, Inc. ...        22,605
   1,000    Coca-Cola Company.................        47,150
   1,930    PepsiCo, Inc. ....................        93,972
                                                 -----------
                                                     163,727
                                                 -----------
            BROADCASTING AND CABLE -- 1.9%
   3,000    AOL Time Warner Inc.++............        96,300
     300    Cox Communications, Inc., Class
              A++.............................        12,573
   1,000    Viacom Inc., Class B++............        44,150
   2,000    Walt Disney Company...............        41,440
                                                 -----------
                                                     194,463
                                                 -----------
            CHEMICALS -- BASIC -- 0.7%
     300    Air Products and Chemicals,
              Inc. ...........................        14,073
     300    E.I. duPont de Nemours and
              Company.........................        12,753
     200    PPG Industries, Inc. .............        10,344
     400    Praxair, Inc. ....................        22,100
     200    The Dow Chemical Company..........         6,756
                                                 -----------
                                                      66,026
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 0.2%
     200    Eastman Chemical Company..........   $     7,804
     300    Engelhard Corporation.............         8,304
     300    Pall Corporation..................         7,218
                                                 -----------
                                                      23,326
                                                 -----------
            COMMERCIAL BANKING -- 5.2%
   1,335    Charter One Financial, Inc. ......        36,245
   3,000    Citigroup Inc. ...................       151,439
   1,100    FleetBoston Financial
              Corporation.....................        40,150
     700    J.P. Morgan Chase & Company.......        25,445
   1,300    National City Corporation.........        38,012
   1,100    Regions Financial Corporation.....        32,934
   1,100    SouthTrust Corporation............        27,137
     600    SunTrust Banks, Inc. .............        37,620
     400    Union Planters Corporation........        18,052
   1,100    US Bancorp........................        23,023
   1,600    Wachovia Corporation..............        50,176
   1,600    Washington Mutual, Inc. ..........        52,320
                                                 -----------
                                                     532,553
                                                 -----------
            COMMERCIAL SERVICES -- 0.4%
     100    Apollo Group Inc., Class A++......         4,501
   1,200    Cendant Corporation++.............        23,532
     100    eBay Inc.++.......................         6,690
     300    Interpublic Group of Companies,
              Inc. ...........................         8,862
                                                 -----------
                                                      43,585
                                                 -----------
            COMPUTER SERVICES -- 0.7%
     400    Electronic Data Systems
              Corporation.....................        27,420
     600    First Data Corporation............        47,070
                                                 -----------
                                                      74,490
                                                 -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
   2,000    Dell Computer Corporation++.......        54,360
   1,400    Hewlett-Packard Company...........        28,756
   1,200    International Business Machines
              Corporation.....................       145,152
     500    Jabil Circuit, Inc.++.............        11,360
     300    Lexmark International, Inc.++.....        17,700
     200    NCR Corporation++.................         7,372
     700    Network Appliance, Inc.++.........        15,309
     300    Pitney Bowes Inc. ................        11,283
     500    Unisys Corporation++..............         6,270
                                                 -----------
                                                     297,562
                                                 -----------
            CONSUMER CREDIT AND MORTGAGES -- 1.9%
     300    Capital One Financial
              Corporation.....................        16,185
     600    Countrywide Credit Industries,
              Inc. ...........................        24,582
     600    Fannie Mae........................        47,700
     400    Freddie Mac.......................        26,160
     300    Household International, Inc. ....        17,382
   1,200    MBNA Corporation..................        42,240
     200    USA Education Inc. ...............        16,804
                                                 -----------
                                                     191,053
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 2.4%
     800    Federated Department Stores,
              Inc.++..........................   $    32,720
     400    Kohl's Corporation++..............        28,176
   1,000    Sears, Roebuck and Company........        47,640
   2,400    Wal-Mart Stores, Inc. ............       138,120
                                                 -----------
                                                     246,656
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 3.9%
     200    Danaher Corporation...............        12,062
   6,100    General Electric Company..........       244,488
     100    Minnesota Mining & Manufacturing
              Company.........................        11,821
   1,900    Tyco International Ltd. ..........       111,910
     200    W.W. Grainger, Inc. ..............         9,600
                                                 -----------
                                                     389,881
                                                 -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
     500    Dynegy Inc., Class A..............        12,750
                                                 -----------
            ELECTRIC POWER -- NUCLEAR -- 1.5%
     500    American Electric Power
              Company, Inc. ..................        21,765
     500    DTE Energy Company................        20,970
   1,500    Duke Energy Corporation...........        58,890
     300    FirstEnergy Corporation...........        10,494
     400    FPL Group, Inc. ..................        22,560
     300    Pinnacle West Capital
              Corporation.....................        12,555
                                                 -----------
                                                     147,234
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.3%
     500    Anadarko Petroleum Corporation....        28,425
                                                 -----------
            FINANCE -- MISCELLANEOUS -- 0.2%
     300    H & R Block, Inc. ................        13,410
     200    Moody's Corporation...............         7,972
                                                 -----------
                                                      21,382
                                                 -----------
            FOOD AND DRUG STORES -- 0.3%
     700    Albertson's, Inc. ................        22,043
     300    Safeway Inc.++....................        12,525
                                                 -----------
                                                      34,568
                                                 -----------
            FOOD PRODUCTS -- 1.0%
     700    ConAgra Foods, Inc. ..............        16,639
     400    General Mills, Inc. ..............        20,804
     400    Kellogg Company...................        12,040
   1,000    SYSCO Corporation.................        26,220
     300    Unilever NV, NY Shares............        17,283
     100    Wm. Wrigley Jr. Company...........         5,137
                                                 -----------
                                                      98,123
                                                 -----------
            HEALTH SERVICES -- 0.7%
     500    Tenet Healthcare Corporation++....        29,360
     600    UnitedHealth Group Inc. ..........        42,462
                                                 -----------
                                                      71,822
                                                 -----------
            HEAVY MACHINERY -- 0.2%
     400    Caterpillar Inc. .................        20,900
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 1.5%
     400    Avon Products, Inc. ..............   $    18,600
     200    Fortune Brands, Inc. .............         7,918
     200    International Flavors &
              Fragrances, Inc. ...............         5,942
     300    Kimberly-Clark Corporation........        17,940
   1,100    Procter & Gamble Company..........        87,043
     300    The Clorox Company................        11,865
                                                 -----------
                                                     149,308
                                                 -----------
            HOUSING AND FURNISHING -- 0.2%
     300    Centex Corporation................        17,127
     100    Whirlpool Corporation.............         7,333
                                                 -----------
                                                      24,460
                                                 -----------
            INSURANCE -- 2.7%
     500    Allstate Corporation..............        16,850
   1,594    American International Group,
              Inc. ...........................       126,564
     100    Hartford Financial Services
              Group, Inc. ....................         6,283
     300    John Hancock Financial Services,
              Inc. ...........................        12,390
     400    Lincoln National Corporation......        19,428
     800    MetLife, Inc. ....................        25,344
     200    MGIC Investment Corporation.......        12,344
     100    Progressive Corporation...........        14,930
     400    Torchmark Corporation.............        15,732
     700    UnumProvident Corporation.........        18,557
                                                 -----------
                                                     268,422
                                                 -----------
            INTEGRATED OIL -- 3.3%
     300    Amerada Hess Corporation..........        18,750
   1,008    ChevronTexaco Corporation.........        90,327
   3,600    Exxon Mobil Corporation...........       141,480
   1,100    Royal Dutch Petroleum Company.....        53,922
     800    USX-Marathon Group................        24,000
                                                 -----------
                                                     328,479
                                                 -----------
            INVESTMENT SERVICES -- 0.8%
     300    Lehman Brothers Holdings Inc. ....        20,040
     300    Merrill Lynch & Company, Inc. ....        15,636
     400    Morgan Stanley Dean Witter &
              Company.........................        22,376
     400    State Street Corporation..........        20,900
                                                 -----------
                                                      78,952
                                                 -----------
            LODGING AND RECREATION -- 0.6%
     800    Carnival Corporation..............        22,464
     400    Harley-Davidson, Inc. ............        21,724
     700    Mattel, Inc. .....................        12,040
                                                 -----------
                                                      56,228
                                                 -----------
            MEDICAL DEVICES AND SUPPLIES -- 3.1%
     800    Abbott Laboratories...............        44,600
     200    Applera Corporation - Applied
              Biosystems Group................         7,854
     700    Cardinal Health, Inc. ............        45,262
   2,300    Johnson & Johnson.................       135,930
     600    Medtronic, Inc. ..................        30,726
     300    St. Jude Medical, Inc.++..........        23,295
     200    Waters Corporation++..............         7,750
     500    Zimmer Holdings, Inc.++...........        15,270
                                                 -----------
                                                     310,687
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

 SHARES                                             VALUE
------------------------------------------------------------
            METALS AND MINING -- 0.3%
     900    Alcoa Inc. .......................   $    31,995
                                                 -----------
            NATURAL GAS DISTRIBUTION -- 0.3%
     100    El Paso Corporation...............         4,461
     900    Williams Companies, Inc. .........        22,968
                                                 -----------
                                                      27,429
                                                 -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 1.6%
     600    American Power Conversion
              Corporation++...................         8,676
     600    Andrew Corporation++..............        13,134
     100    Brocade Communications
              Systems, Inc.++.................         3,312
     300    CIENA Corporation++...............         4,293
   5,600    Cisco Systems, Inc.++.............       101,416
     400    QUALCOMM Inc.++...................        20,200
     500    Scientific-Atlanta, Inc. .........        11,970
                                                 -----------
                                                     163,001
                                                 -----------
            OILFIELD SERVICES -- 0.4%
     700    GlobalSantaFe Corporation.........        19,964
     200    Schlumberger Ltd. ................        10,990
     200    Smith International, Inc.++.......        10,724
                                                 -----------
                                                      41,678
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.4%
     600    Georgia-Pacific Corporation.......        16,566
     400    Temple-Inland Inc. ...............        22,692
                                                 -----------
                                                      39,258
                                                 -----------
            PHARMACEUTICALS -- 5.2%
     200    Allergan, Inc. ...................        15,010
     600    American Home Products
              Corporation.....................        36,816
     700    Amgen Inc.++......................        39,508
   1,100    Bristol-Myers Squibb Company......        56,100
     300    Chiron Corporation++..............        13,152
     400    Eli Lilly and Company.............        31,416
     400    Forest Laboratories, Inc.++.......        32,780
     466    King Pharmaceuticals, Inc.++......        19,633
   1,100    Merck & Company, Inc. ............        64,680
   4,700    Pfizer Inc. ......................       187,294
     900    Schering-Plough Corporation.......        32,229
                                                 -----------
                                                     528,618
                                                 -----------
            PUBLISHING AND ADVERTISING -- 0.4%
     300    McGraw-Hill Companies, Inc. ......        18,294
     400    New York Times Company, Class A...        17,300
                                                 -----------
                                                      35,594
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
     600    Canadian National Railway
              Company.........................        28,968
     200    FedEx Corporation++...............        10,376
                                                 -----------
                                                      39,344
                                                 -----------
            RESTAURANTS -- 0.3%
     300    Darden Restaurants, Inc. .........        10,620
     300    Tricon Global Restaurants,
              Inc.++..........................        14,760
                                                 -----------
                                                      25,380
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            SEMICONDUCTORS -- 2.9%
     300    Altera Corporation++..............   $     6,366
     200    Analog Devices, Inc.++............         8,878
     400    Applied Materials, Inc.++.........        16,040
     400    Applied Micro Circuits
              Corporation++...................         4,528
   4,500    Intel Corporation.................       141,525
     300    KLA-Tencor Corporation++..........        14,868
     200    Linear Technology Corporation.....         7,808
     400    Maxim Integrated Products,
              Inc.++..........................        21,004
     200    Microchip Technology Inc.++.......         7,748
     500    Motorola, Inc. ...................         7,510
     200    National Semiconductor
              Corporation++...................         6,158
     400    Novellus Systems, Inc.++..........        15,780
     400    PMC  Sierra, Inc.++...............         8,504
     200    QLogic Corporation++..............         8,902
     500    Texas Instruments Inc. ...........        14,000
     200    Xilinx, Inc.++....................         7,810
                                                 -----------
                                                     297,429
                                                 -----------
            SOFTWARE -- 3.2%
     200    Citrix Systems, Inc.++............         4,532
     600    Computer Associates International,
              Inc. ...........................        20,694
     400    Intuit Inc.++.....................        17,112
   3,300    Microsoft Corporation++...........       218,625
   3,400    Oracle Corporation++..............        46,954
     300    PeopleSoft, Inc.++................        12,060
     100    Symantec Corporation++............         6,633
                                                 -----------
                                                     326,610
                                                 -----------
            SPECIALTY STORES -- 1.8%
     100    AutoZone, Inc.++..................         7,180
     700    Bed Bath & Beyond Inc.++..........        23,730
     400    Best Buy Company, Inc.++..........        29,792
   1,400    Home Depot, Inc. .................        71,414
     800    Lowe's Companies, Inc. ...........        37,128
     500    Office Depot, Inc.++..............         9,270
                                                 -----------
                                                     178,514
                                                 -----------
            STEEL -- 0.1%
     200    Nucor Corporation.................        10,592
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 3.3%
   1,300    AT&T Corporation..................        23,582
   2,500    AT&T Wireless Services Inc.++.....        35,925
     900    BellSouth Corporation.............        34,335
   2,000    SBC Communications Inc. ..........        78,340
   1,800    Sprint Corporation (FON Group)....        36,144
   1,900    Verizon Communications Inc. ......        90,174
   2,600    WorldCom, Inc.-WorldCom Group++...        36,608
                                                 -----------
                                                     335,108
                                                 -----------
            TOBACCO -- 0.7%
   1,500    Philip Morris Companies Inc. .....        68,775
                                                 -----------
            TOTAL COMMON STOCKS
              (Cost $6,182,253)...............     6,193,106
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                            VALUE
------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 12.8%
            AIRLINES -- 0.3%
$ 30,000    US Airways, Inc., Series 2002-G,
              8.020% 02/05/19(+)(+)...........   $    30,366
                                                 -----------
            AUTOMOTIVE -- 1.6%
  19,000    Delphi Automotive Systems
              Corporation,
              6.125% 05/01/04(+)(+)...........        19,168
  15,000    Ford Motor Company,
              7.450% 07/16/31.................        13,763
  20,000    Ford Motor Credit Company,
              7.600% 08/01/05(+)(+)...........        20,573
  19,000    Ford Motor Credit Company,
              5.800% 01/12/09(+)(+)...........        17,221
  15,000    Ford Motor Credit Company,
              7.250% 10/25/11.................        14,597
  11,000    General Motors Acceptance
              Corporation,
              6.125% 09/15/06##...............        10,885
   8,000    General Motors Acceptance
              Corporation,
              6.150% 04/05/07.................         7,880
  15,000    General Motors Acceptance
              Corporation,
              6.875% 09/15/11.................        14,671
  16,000    General Motors Acceptance
              Corporation,
              8.000% 11/01/31.................        16,285
  30,000    Toyota Motor Credit Corporation,
              5.625% 11/13/03(+)(+)...........        31,155
                                                 -----------
                                                     166,198
                                                 -----------
            BEVERAGES -- 0.1%
   7,000    Coca-Cola Enterprises Inc.,
              5.750% 11/01/08.................         7,005
                                                 -----------
            BROADCASTING AND CABLE -- 0.4%
  13,000    AOL Time Warner Inc.,
              7.625% 04/15/31.................        13,759
  10,000    Clear Channel Communications,
              Inc., 7.875% 06/15/05(+)(+).....        10,470
   5,000    Comcast Cable Communications,
              7.125% 06/15/13.................         5,112
   6,000    Time Warner Inc.,
              8.110% 08/15/06(+)(+)...........         6,668
                                                 -----------
                                                      36,009
                                                 -----------
            CHEMICALS -- SPECIALTY -- 0.1%
   3,000    Praxair, Inc.,
              6.500% 03/01/08.................         3,061
   6,000    The Dow Chemical Company,
              6.125% 02/01/11.................         6,030
   4,000    The Dow Chemical Company,
              7.375% 11/01/29.................         4,363
                                                 -----------
                                                      13,454
                                                 -----------
            COMMERCIAL BANKING -- 0.8%
  15,000    Bank One Corporation,
              6.000% 08/01/08.................        15,041
  20,000    Corp Andina de Fomento,
              8.875% 06/01/05(+)(+)...........        22,613

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$  8,000    PNC Funding Corporation,
              5.750% 08/01/06.................   $     8,151
            Popular North America Inc., Series
   7,000      E,
              6.125% 10/15/06.................
                                                       6,884
   8,000    U.S. Bank NA,
              6.375% 08/01/11.................         8,105
  17,000    Wachovia Corporation,
              4.950% 11/01/06(+)(+)...........        16,697
                                                 -----------
                                                      77,491
                                                 -----------
            COMPUTER SERVICES -- 0.5%
  15,000    Comdisco, Inc.,
              6.000% 01/30/02(a)(b)...........        13,488
   1,000    Comdisco, Inc.,
              6.340% 01/11/02(a)(b)...........           760
   7,000    Comdisco, Inc., Series H,
              7.250% 09/20/01(a)(b)...........         5,320
            Electronic Data Systems
  30,000      Corporation,
              6.850% 10/15/04(+)(+)...........
                                                      31,735
                                                 -----------
                                                      51,303
                                                 -----------
            CONGLOMERATES -- 0.1%
   8,000    Waste Management, Inc.,
              7.375% 08/01/10.................         8,223
                                                 -----------
            CONSUMER CREDIT AND MORTGAGES -- 0.1%
  14,000    Countrywide Home Loans, Inc.,
              5.500% 08/01/06.................        13,965
                                                 -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
  10,000    Sears Roebuck Acceptance
              Corporation, 6.750% 08/15/11....         9,975
  10,000    Wal-Mart Stores, Inc.,
              5.450% 08/01/06.................        10,256
                                                 -----------
                                                      20,231
                                                 -----------
            DIVERSIFIED MANUFACTURING -- 0.1%
   4,000    General Electric Global Insurance
              Holding Corporation,
              7.000% 02/15/26.................         4,154
   8,000    Tyco International Group SA,
              6.875% 01/15/29.................         7,675
                                                 -----------
                                                      11,829
                                                 -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
  15,000    American Electric Power Company,
              Inc., Series A,
              6.125% 05/15/06.................        14,825
   6,000    Cinergy Corporation,
              6.250% 09/01/04.................         6,083
   5,000    DPL Inc.,
              6.875% 09/01/11-................         4,891
  20,000    Exelon Generation Company LLC,
              6.950% 06/15/11-(+)(+)..........        20,280
   9,000    FirstEnergy Corporation, Series B,
              6.450% 11/15/11.................         8,781
  15,000    Progress Energy, Inc.,
              7.100% 03/01/11(+)(+)...........        15,569

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  4,000    Progress Energy, Inc.,
              7.750% 03/01/31.................   $     4,279
  15,000    PSEG Power LLC,
              6.875% 04/15/06.................        15,361
                                                 -----------
                                                      90,069
                                                 -----------
            ENERGY -- MISCELLANEOUS -- 0.2%
  15,000    Nisource Finance Corporation,
              7.500% 11/15/03.................        15,580
                                                 -----------
            EXPLORATION AND PRODUCTION -- 0.3%
   4,000    Anadarko Finance Company, Series B,
              6.750% 05/01/11.................         4,066
   7,000    Anadarko Finance Company, Series B,
              7.500% 05/01/31.................         7,276
  20,000    Pure Resources, Inc.,
              7.125% 06/15/11(+)(+)...........        19,193
                                                 -----------
                                                      30,535
                                                 -----------
            FINANCE -- MISCELLANEOUS -- 2.0%
   6,000    Associates Corporation of North
              America,
              6.950% 11/01/18.................         6,195
  15,000    Boeing Capital Corporation,
              5.650% 05/15/06.................        14,951
   5,000    Capital One Bank,
              6.500% 07/30/04.................         5,008
  13,000    Capital One Bank,
              6.875% 02/01/06.................        12,659
  20,000    Caterpillar Finance Services
              Corporation,
              5.950% 05/01/06(+)(+)...........        20,539
  25,000    CIT Group, Inc., Class A,
              7.500% 11/14/03(+)(+)...........        26,567
  14,000    Citigroup Inc.,
              7.250% 10/01/10.................        15,017
   9,000    ERAC USA Finance Company,
              6.625% 02/15/05-................         9,097
   5,000    ERAC USA Finance Company,
              7.350% 06/15/08-................         5,018
  15,000    Household Finance Corporation,
              6.500% 01/24/06.................        15,421
  13,000    Household Finance Corporation,
              5.875% 02/01/09.................        12,366
  13,000    Household Finance Corporation,
              6.750% 05/15/11.................        12,936
  10,000    Pemex Project Funding Master
              Trust,
              9.125% 10/13/10.................        10,600
  15,000    Prudential Funding LLC,
              6.600% 05/15/08-(+)(+)..........        15,386
  25,000    Washington Mutual, Inc.,
              7.500% 08/15/06(+)(+)...........        26,985
                                                 -----------
                                                     208,745
                                                 -----------
            FOOD AND DRUG STORES -- 0.2%
  15,000    Fred Meyer, Inc.,
              7.450% 03/01/08.................        16,110
                                                 -----------

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            FOOD PRODUCTS -- 0.6%
$ 15,000    Kellogg Company,
              6.000% 04/01/06.................   $    15,414
  13,000    Sara Lee Corporation,
              6.250% 09/15/11(+)(+)...........        13,205
  13,000    Tyson Foods, Inc., Class A,
              7.250% 10/01/06-................        13,269
   5,000    Unilever Capital Corporation,
              6.750% 11/01/03.................         5,280
  15,000    Unilever Capital Corporation,
              7.125% 11/01/10(+)(+)...........        16,225
                                                 -----------
                                                      63,393
                                                 -----------
            HEALTH SERVICES -- 0.1%
   8,000    Wellpoint Health Networks Inc.,
              6.375% 06/15/06.................         8,158
                                                 -----------
            HOUSING AND FURNISHING -- 0.1%
   5,000    Hanson Overseas B.V.,
              6.750% 09/15/05.................         5,176
                                                 -----------
            INTEGRATED OIL -- 0.1%
   6,000    Amerada Hess Corporation,
              7.875% 10/01/29.................         6,352
   5,000    Occidental Petroleum Corporation,
              6.750% 01/15/12.................         5,020
                                                 -----------
                                                      11,372
                                                 -----------
            INVESTMENT SERVICES -- 0.9%
   8,000    Bear Stearns Companies, Inc.,
              7.800% 08/15/07.................         8,713
  10,000    Credit Suisse First Boston USA,
              5.875% 08/01/06.................        10,173
  10,000    Credit Suisse First Boston USA,
              6.125% 11/15/11.................         9,757
  15,000    FleetBoston Financial Corporation,
              7.250% 09/15/05.................        16,144
  15,000    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05(+)(+)...........        15,980
  14,000    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.................        13,941
  16,000    Morgan Stanley Dean Witter &
              Company,
              6.750% 04/15/11.................        16,370
                                                 -----------
                                                      91,078
                                                 -----------
            METALS AND MINING -- 0.1%
   6,000    Alcoa Inc.,
              7.375% 08/01/10.................         6,533
                                                 -----------
            NATURAL GAS PIPELINES -- 0.3%
   8,000    EL Paso Corporation,
              7.800% 08/01/31##...............         7,931
  15,000    Kinder Morgan, Inc.,
              6.650% 03/01/05.................        15,368
  12,000    The Williams Companies, Inc.,
              7.625% 07/15/19.................        11,863
                                                 -----------
                                                      35,162
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            OIL REFINING AND MARKETING -- 0.3%
$ 15,000    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03.................   $    15,347
  13,000    USX Corporation,
              6.650% 02/01/06(+)(+)...........        13,446
                                                 -----------
                                                      28,793
                                                 -----------
            OILFIELD SERVICES -- 0.1%
   5,000    Conoco Funding Company,
              6.350% 10/15/11.................         5,064
                                                 -----------
            PAPER AND FOREST PRODUCTS -- 0.0%+
   4,000    International Paper Company,
              8.000% 07/08/03.................         4,258
                                                 -----------
            PHARMACEUTICALS -- 0.3%
            American Home Products
  18,000      Corporation,
              6.250% 03/15/06(+)(+)...........
                                                      18,638
  15,000    Pharmacia Corporation,
              6.600% 12/01/28(+)(+)...........        15,084
                                                 -----------
                                                      33,722
                                                 -----------
            PUBLISHING AND ADVERTISING -- 0.1%
   5,000    Viacom Inc., Class B,
              6.625% 05/15/11.................         5,083
   5,000    Viacom Inc., Class B,
              7.875% 07/30/30.................         5,520
                                                 -----------
                                                      10,603
                                                 -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
   7,000    Burlington Northern Santa Fe
              Corporation,
              6.750% 07/15/11.................         7,152
  15,000    FedEx Corporation,
              6.625% 02/12/04.................        15,690
  30,000    Union Tank Car Company, Series A,
              6.680% 01/15/08(+)(+)...........        31,157
                                                 -----------
                                                      53,999
                                                 -----------
            REAL ESTATE -- 0.1%
   7,000    EOP Operating LP,
              7.000% 07/15/11.................         7,056
                                                 -----------
            TELECOMMUNICATIONS SERVICES -- 1.3%
  25,000    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03.......        13,125
   3,000    AT&T Corporation,
              8.000% 11/15/31-................         3,138
   6,000    AT&T Wireless Services Inc.,
              7.875% 03/01/11.................         6,395
   4,000    Cingular Wireless,
              7.125% 12/15/31-................         4,034
  10,000    Cox Communications, Inc., Class A,
              7.750% 11/01/10.................        10,678
   5,000    Qwest Capital Funding, Inc.,
              7.000% 08/03/09-................         4,856
   7,000    Qwest Capital Funding, Inc.,
              6.875% 07/15/28.................         6,095
  19,000    SBC Communications Inc.,
              6.250% 03/15/11(+)(+)...........        19,342

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  3,000    Sprint Capital Corporation,
              6.125% 11/15/08.................   $     2,918
   5,000    Sprint Capital Corporation,
              6.900% 05/01/19.................         4,677
   8,000    TELUS Corporation,
              7.500% 06/01/07.................         8,327
            Verizon Global Funding
  11,000      Corporation,
              7.750% 12/01/30(+)(+)...........
                                                      12,201
   8,000    Verizon New England Inc.,
              6.500% 09/15/11.................         8,134
  10,000    Verizon Pennsylvania, Series A,
              5.650% 11/15/11.................         9,587
   4,000    WorldCom, Inc. - WorldCom Group,
              7.500% 05/15/11.................         4,096
  11,000    WorldCom, Inc. - WorldCom Group,
              8.250% 05/15/31.................        11,599
                                                 -----------
                                                     129,202
                                                 -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $1,270,803)...............     1,290,682
                                                 -----------
            FOREIGN BONDS AND NOTES -- 0.5%
   8,000    Government of Canada,
              5.250% 11/05/08.................         7,960
   6,000    Hellenic Republic,
              6.950% 03/04/08.................         6,458
  10,000    Kimberly-Clark de Mexico, SA de
              CV, Class A,
              8.875% 08/01/09-................        10,900
  11,000    Republic of Italy,
              6.000% 02/22/11.................        11,254
   8,000    Republic of Italy,
              6.875% 09/27/23.................         8,634
   8,000    United Mexican States,
              8.375% 01/14/11.................         8,280
                                                 -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $53,046)..................        53,486
                                                 -----------
            MORTGAGE-BACKED SECURITIES -- 15.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.1%
  50,000    Chase Manhattan Bank - First Union
              National, Series 1999-1, Class A2,
              7.439% 07/15/09(+)(+)...........        53,912
  45,000    CS First Boston Mortgage
              Securities Corporation, Series
              2000-C1, Class A2,
              7.545% 04/14/62(+)(+)...........        48,739
  50,000    PNC Mortgage Acceptance
              Corporation, Series 1999-CM1,
              Class A1B,
              7.330% 10/10/09(+)(+)...........        53,409
  50,000    PNC Mortgage Acceptance
              Corporation, Series 2000-C1,
              Class A2,
              7.610% 02/15/10(+)(+)...........        54,230

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                       DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURI-
              TIES -- (CONTINUED)
$ 52,094    PNC Mortgage Acceptance
              Corporation, Series 2001-C1,
              Class A1,
              5.910% 03/12/34(+)(+)...........   $    52,578
            Salomon Brothers Mortgage
  50,000      Securities VII, Series 2000-C1,
              Class A2,
              7.520% 12/18/09(+)(+)...........
                                                      53,971
                                                 -----------
                                                     316,839
                                                 -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 11.7%
 113,658    6.000% 07/01/16(+)(+).............       113,942
 153,000    7.000% 05/01/31(c)................       155,869
 152,000    7.000% 05/01/31(c)................       154,850
 110,000    6.000% 10/01/31(c)................       107,559
 165,000    6.500% 10/01/31(c)................       165,000
 199,000    6.500% 10/01/31(c)................       199,000
 275,000    6.500% 12/01/31(c)................       275,000
                                                 -----------
                                                   1,171,220
                                                 -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.3%
  34,188    6.500% 01/15/31(+)(+).............        34,387
                                                 -----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $1,502,323)...............     1,522,446
                                                 -----------
            U.S. TREASURY OBLIGATIONS -- 9.0%
            U.S. TREASURY NOTES -- 6.2%
  45,000    5.625% 12/31/02...................        46,575
 130,000    4.750% 01/31/03##.................       133,596
 195,000    5.250% 08/15/03##.................       202,801
 155,000    5.750% 08/15/03##.................       162,338
   4,000    2.750% 10/31/03##.................         3,991
  15,000    7.250% 08/15/04##.................        16,373
  50,000    5.875% 11/15/04##.................        52,941
                                                 -----------
                                                     618,615
                                                 -----------
            U.S. TREASURY STRIPS -- 2.8%
 140,000    Discount note
              3.862%** 11/15/04...............       125,429
 223,000    Discount note
              6.029%** 11/15/21##.............        68,436
 130,000    Discount note
              5.899%** 11/15/27(+)(+).........        28,889
  25,000    Interest only,
              4.349%** 05/15/06...............        20,712
  70,000    Interest only,
              .000%** 05/15/11................        42,166
                                                 -----------
                                                     285,632
                                                 -----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $905,356).................       904,247
                                                 -----------
 SHARES
---------
            INVESTMENT COMPANIES -- 16.2%
              (Cost $1,629,050)
1,629,050   Nations Cash Reserves#............     1,629,050
                                                 -----------

                                                    VALUE
------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $11,602,830*)......  115.6%  $11,654,152
                                                 -----------
            OTHER ASSETS AND
              LIABILITIES (NET)........  (15.6)%
            Cash..............................   $       140
            Receivable for investment
              securities
              sold............................
                                                     279,431
            Receivable for Fund shares sold...        38,476
            Dividends receivable..............         5,558
            Interest receivable...............        46,963
            Receivable from investment
              advisor.........................         6,244
            Unamortized organization costs....         4,739
            Collateral on securities loaned...      (517,050)
            Payable for Fund shares
              redeemed........................        (1,661)
            Administration fee payable........        (1,944)
            Payable for investment securities
              purchased.......................    (1,350,235)
            Accrued Trustees' fees and
              expenses........................       (39,485)
            Accrued expenses and other
              liabilities.....................       (40,240)
                                                 -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...........................    (1,569,064)
                                                 -----------
            NET ASSETS.................  100.0%  $10,085,088
                                                 ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income..........................   $     1,674
            Accumulated net realized loss on
              investments sold................      (379,727)
            Net unrealized appreciation of
              investments.....................        51,322
            Paid-in capital...................    10,411,819
                                                 -----------
            NET ASSETS........................   $10,085,088
                                                 ===========
            NET ASSET VALUE PER SHARE
              ($10,085,088 / 1,065,975 shares
              of common stock outstanding)....         $9.46
                                                       =====

---------------

 * Federal income tax information (see Note 9).

** Rate represents annualized yield to maturity at December 31, 2001.

 (-) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

(+)(+) All or a portion of security segregated as collateral for TBA.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $517,050.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $500,922 and $499,596, respectively.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2001

 SHARES                                           VALUE
----------------------------------------------------------
            COMMON STOCKS -- 2.7%
            BROADCASTING AND CABLE -- 0.1%
    1,205   Charter Communications, Inc.,
              Class A##.....................   $    19,798
                                               -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
    1,240   Sears, Roebuck and Company......        59,074
                                               -----------
            HEALTH SERVICES -- 0.4%
    2,985   Apria Healthcare Group Inc......        74,595
                                               -----------
            LODGING AND RECREATION -- 0.1%
    2,705   Pinnacle Entertainment,
              Inc.++........................        16,311
                                               -----------
            METALS AND MINING -- 0.5%
      463   Joy Global Inc. ................         7,778
    2,900   Newmont Mining Corporation##....        55,419
    2,145   Placer Dome Inc. ...............        23,402
                                               -----------
                                                    86,599
                                               -----------
            PAPER AND FOREST PRODUCTS -- 0.1%
    3,000   Abitibi-Consolidated Inc. ......        21,960
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 0.9%
   28,615   @Track Communications, Inc.-....        42,923
      800   BellSouth Corporation...........        30,520
      800   SBC Communications Inc. ........        31,336
      600   Verizon Communications Inc. ....        28,476
                                               -----------
                                                   133,255
                                               -----------
            UTILITIES -- MISCELLANEOUS -- 0.3%
    3,100   NRG Energy, Inc.++..............        48,050
                                               -----------
            TOTAL COMMON STOCKS
              (Cost $473,787)...............       459,642
                                               -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 5.2%
            BROADCASTING AND CABLE -- 0.3%
$  85,000   Telewest Finance,
              6.000% 07/07/05(-)............        55,000
                                               -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
   65,000   Quantum Corporation -- DLT &
              Storage Systems,
              7.000% 08/01/04...............        57,200
                                               -----------
            CONGLOMERATES -- 0.2%
   95,000   Internet Capital Group, Inc.,
              5.500% 12/21/04...............        38,000
                                               -----------
            HEALTH SERVICES -- 0.5%
   60,000   CuraGen Corporation,
              6.000% 02/02/07...............        46,575
   55,000   Incyte Genomics, Inc.,
              5.500% 02/01/07...............        42,213
                                               -----------
                                                    88,788
                                               -----------
            METALS AND MINING -- 0.2%
   40,000   Agnico-Eagle Mines Ltd.,
              3.500% 01/27/04...............        35,500
                                               -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              1.9%
  120,000   CIENA Corporation,
              3.750% 02/01/08...............        76,800
  145,000   Comverse Technology, Inc.,
              1.500% 12/01/05...............       110,743

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- (CONTINUED)
$ 130,000   Juniper Networks, Inc.,
              4.750% 03/15/07...............   $    94,250
   50,000   ONI Systems Corporation,
              5.000% 10/15/05...............        33,688
                                               -----------
                                                   315,481
                                               -----------
            SEMICONDUCTORS -- 1.1%
  175,000   LSI Logic Corporation,
              4.000% 02/15/05##.............       147,656
            Vitesse Semiconductor
   50,000     Corporation,
              4.000% 03/15/05...............        38,875
                                               -----------
                                                   186,531
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
  335,000   At Home Corporation,
              4.750% 12/15/06(a)(b).........        53,600
  140,000   Cox Communications, Inc., Class A,
              .426% 04/19/20................        60,200
                                               -----------
                                                   113,800
                                               -----------
            TOTAL CONVERTIBLE BONDS AND
              NOTES
              (Cost $995,257)...............
                                                   890,300
                                               -----------
            CORPORATE BONDS AND NOTES -- 79.6%
            AEROSPACE AND DEFENSE -- 0.7%
  125,000   Sequa Corporation, Class A,
              8.875% 04/01/08...............       116,875
                                               -----------
            AIRLINES -- 1.5%
   50,000   Delta Air Lines, Inc.,
              10.375% 12/15/22..............        41,204
   90,000   Delta Air Lines, Inc.,
              8.300% 12/15/29...............        72,323
   90,000   Northwest Airlines Inc.,
              8.375% 03/15/04...............        78,591
   80,000   Northwest Airlines Inc., Series
              2001, Class C,
              7.626% 04/01/10(-)............        74,816
                                               -----------
                                                   266,934
                                               -----------
            AUTOMOTIVE -- 0.6%
  150,000   Mark IV Industries, Inc.,
              7.500% 09/01/07...............       109,500
                                               -----------
            BROADCASTING AND CABLE -- 10.1%
  220,000   Belo Corporation, Class A,
              8.000% 11/01/08...............       224,694
   60,000   Big City Radio, Inc.,
              11.250% 03/15/05..............        30,000
            British Sky Broadcasting Group
  115,000     plc,
              6.875% 02/23/09...............       110,141
  160,000   Cablevision SA,
              13.750% 04/30/07..............        33,600
   75,000   Cablevision SA,
              13.750% 05/01/09..............        15,000
  110,000   CanWest Media Inc.,
              10.625% 05/15/11##............       117,013
  120,000   Charter Communications Holdings
              LLC,
              8.625% 04/01/09...............       115,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  35,000   Charter Communications Holdings
              LLC,
              10.250% 01/15/10..............   $    35,875
   60,000   Charter Communications Holdings
              LLC,
              10.000% 05/15/11..............        61,050
  115,000   Charter Communications Holdings
              LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06....        70,725
  210,000   Comcast UK Cable Partners Ltd.,
              Class A,
              11.200% 11/15/07..............       155,400
            Frontiervision Operating
  125,000     Partners LP,
              11.875% 09/15/07..............       131,094
   50,000   LIN Television Corporation,
              8.000% 01/15/08##.............        50,375
  120,000   NTL Communications Corporation,
              Series B,
              11.875% 10/01/10##............        42,000
   30,000   NTL Inc., Series B,
              11.500% 02/01/06##............        10,500
    5,000   Ono Finance plc,
              13.000% 05/01/09..............         3,794
  105,000   Ono Finance plc,
              14.000% 02/15/11..............        82,819
   10,000   Paxson Communications
              Corporation,
              10.750% 07/15/08..............        10,488
   85,000   Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02....        40,375
  170,000   Rogers Cable Systems,
              10.125% 09/01/12..............       181,049
   40,000   Sinclair Broadcast Group, Inc.,
              Class A,
              10.000% 09/30/05##............        41,333
   20,000   Sinclair Broadcast Group, Inc.,
              Class A,
              8.750% 12/15/07##.............        19,950
   25,000   Telewest Communications plc,
              11.000% 10/01/07..............        18,000
            UIH Australia/Pacific Inc.,
  210,000     Series B,
              14.000% 05/15/06(a)...........
                                                     6,300
  235,000   United Pan-Europe Communications
              N.V., Series B,
              11.250% 02/01/10##............        30,550
  200,000   United Pan-Europe Communications
              N.V., Series B,
              11.500% 02/01/10..............        26,000
  170,000   United Pan-Europe Communications
              N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04....        13,600
   40,000   United Pan-Europe Communications
              N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04....         3,200

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$ 210,000   UnitedGlobalCom Inc., Series B,
              (0.000)% due 02/15/08
              10.750% beginning 02/15/03....   $    60,900
                                               -----------
                                                 1,741,325
                                               -----------
            CHEMICALS -- BASIC -- 1.0%
  165,000   Olin Corporation,
              9.125% 12/15/11...............       166,889
                                               -----------
            CHEMICALS -- SPECIALTY -- 1.9%
   65,000   Acetex Corporation,
              10.875% 08/01/09(-)...........        65,000
   65,000   General Chemical Industrial
              Products,
              10.625% 05/01/09..............        50,700
   70,000   Millennium America Inc.,
              7.625% 11/15/26...............        53,900
            Sovereign Specialty Chemicals,
   65,000     Inc.,
              11.875% 03/15/10..............
                                                    62,400
  105,000   Terra Capital Inc.,
              12.875% 10/15/08(-)...........       103,950
                                               -----------
                                                   335,950
                                               -----------
            COMMERCIAL BANKING -- 0.8%
   90,000   Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03...............        90,772
   40,000   Golden State Holdings, Escrow
              Corporation,
              7.125% 08/01/05...............        40,124
                                               -----------
                                                   130,896
                                               -----------
            COMMERCIAL SERVICES -- 1.0%
   75,000   Intertek Finance plc, Series B,
              10.250% 11/01/06..............        75,000
  110,000   Protection One, Inc.,
              7.375% 08/15/05...............        90,200
                                               -----------
                                                   165,200
                                               -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
   65,000   Unisys Corporation,
              7.250% 01/15/05...............        63,538
   60,000   Unisys Corporation,
              8.125% 06/01/06...............        59,700
                                               -----------
                                                   123,238
                                               -----------
            CONSUMER SERVICES -- 0.2%
            Jafra Cosmetics International,
   40,000     Inc.,
              11.750% 05/01/08..............       40,000
                                               -----------
            DIVERSIFIED ELECTRONICS -- 0.6%
   95,000   Knowles Electronics Inc.,
              13.125% 10/15/09..............        95,238
                                               -----------
            ELECTRIC POWER -- NON NUCLEAR -- 10.9%
  135,000   AES Corporation,
              8.750% 12/15/02...............       132,975
            AES Drax Holdings Ltd., Series
  105,000     B,
              10.410% 12/31/20..............
                                                    93,713
            AES Eastern Energy, Series
   20,000     1999-A,
              9.000% 01/02/17...............
                                                    19,745
            AES Eastern Energy, Series
  150,000     1999-A,
              9.670% 01/02/29...............
                                                   153,628

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$ 125,000   Caithness Coso Funding
              Corporation, Series B,
              9.050% 12/15/09...............   $   127,500
   60,000   Calpine Canada Energy Finance,
              8.500% 05/01/08...............        54,877
   70,000   Calpine Corporation,
              8.500% 02/15/11##.............        63,698
  275,000   Cedar Brakes II LLC,
              9.875% 09/01/13(-)............       277,092
  130,000   CMS Energy Corporation,
              8.500% 04/15/11...............       129,873
   90,000   Edison Mission Energy,
              10.000% 08/15/08..............        92,566
  140,000   ESI Tractebel Acquisition
              Corporation, Series B,
              7.990% 12/30/11...............       140,980
  100,000   Mirant Corporation,
              7.400% 07/15/04(-)............        89,186
  115,000   PG&E National Energy Group,
              10.375% 05/16/11..............       121,256
   35,000   PSEG Energy Holdings, Inc.,
              9.125% 02/10/04...............        36,791
   35,000   PSEG Energy Holdings, Inc.,
              8.625% 02/15/08...............        35,573
   30,000   PSEG Energy Holdings, Inc.,
              10.000% 10/01/09..............        32,095
   41,768   Salton Sea Funding, Series B,
              7.370% 05/30/05...............        41,692
            Tiverton/Rumford Power
  105,000     Association,
              9.000% 07/15/18(-)............        95,586
   30,000   Western Resources, Inc.,
              6.250%(-)(-) 08/15/03.........        28,541
  140,000   Western Resources, Inc.,
              6.875% 08/01/04...............       135,045
                                               -----------
                                                 1,902,412
                                               -----------
            ENERGY -- MISCELLANEOUS -- 0.5%
  105,000   Dynegy Holdings Inc.,
              6.875% 04/01/11...............        89,201
                                               -----------
            EXPLORATION AND PRODUCTION -- 3.2%
   45,000   Baytex Energy Ltd.,
              10.500% 02/15/11##............        42,300
   55,000   Comstock Resources, Inc.,
              11.250% 05/01/07..............        54,450
  160,000   Energy Corporation of America,
              Series A,
              9.500% 05/15/07...............       108,000
   70,000   Mission Resources Corporation,
              Series C,
              10.875% 04/01/07..............        63,000
  105,000   Ocean Energy, Inc., Series B,
              8.250% 07/01/18...............       110,513
   80,000   Stone Energy Corporation,
              8.250% 12/15/11(-)............        81,200
   80,000   Triton Energy Ltd.,
              8.875% 10/01/07...............        88,800
                                               -----------
                                                   548,263
                                               -----------

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.3%
$ 170,000   Rent-A-Center, Inc.,
              11.000% 08/15/08(-)...........   $   172,550
  125,000   The FINOVA Group Inc.,
              7.500% 11/15/09...............        52,500
                                               -----------
                                                   225,050
                                               -----------
            FOOD PRODUCTS -- 0.2%
            Chiquita Brands International,
   50,000     Inc.,
              10.000% 06/15/09##(a)(b)......
                                                    42,500
                                               -----------
            HEALTH SERVICES -- 3.9%
   60,000   Express Scripts, Inc.,
              9.625% 06/15/09...............        66,150
  115,000   Fountain View Inc., Series B,
              11.250% 04/15/08(a)(b)........        57,500
  115,000   HCA Inc.,
              7.500% 11/15/95...............       104,470
  210,000   Unilab Finance Corporation,
              12.750% 10/01/09..............       243,601
   35,000   Manor Care, Inc.,
              7.500% 06/15/06...............        35,536
   55,000   Manor Care, Inc.,
              8.000% 03/01/08...............        56,925
  105,000   Team Health Inc., Series B,
              12.000% 03/15/09..............       114,975
                                               -----------
                                                   679,157
                                               -----------
            HEAVY MACHINERY -- 0.4%
   60,000   Joy Global Inc.,
              10.750% 04/30/06##............        61,800
                                               -----------
            LODGING AND RECREATION -- 9.6%
  130,000   Bally Total Fitness Holding
              Corporation, Series D,
              9.875% 10/15/07...............       132,600
   85,000   Felcor Lodging LP,
              9.500% 09/15/08...............        85,213
  145,000   Harrahs Operating Company, Inc.,
              8.000% 02/01/11...............       149,367
   60,000   Hilton Hotels Corporation,
              7.625% 05/15/08...............        57,214
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11##.............        58,257
   80,000   Hollywood Casino Corporation,
              13.000% 08/01/06..............        75,600
  245,000   ITT Corporation,
              7.375% 11/15/15...............       212,056
   50,000   Mandalay Resort Group,
              9.500% 08/01/08...............        52,375
  100,000   Park Place Entertainment
              Corporation,
              8.875% 09/15/08##.............       101,875
   55,000   Penn National Gaming, Inc.,
              11.125% 03/01/08..............        58,025
  200,000   Pinnacle Entertainment, Inc.,
              Series B,
              9.250% 02/15/07...............       172,999
   37,000   President Casinos, Inc.,
              13.000% 09/15/03(a)(d)........        18,130
  105,000   Sun International Hotels Ltd.,
              9.000% 03/15/07...............       101,063

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$  50,000   Vail Resorts, Inc.,
              8.750% 051/5/09(-)............   $    48,500
  115,000   Vail Resorts, Inc.,
              8.750% 05/15/09...............       111,550
  145,000   Venetian Casino Resort LLC,
              12.250% 11/15/04##............       145,000
   80,000   Wheeling Island Gaming Inc.,
              10.125% 12/15/09(-)...........        81,200
                                               -----------
                                                 1,661,024
                                               -----------
            MEDICAL DEVICES AND SUPPLIES -- 3.9%
  115,000   Alaris Medical Systems, Inc.,
              9.750% 12/01/06...............       109,250
  135,000   Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03....        83,700
  204,000   DJ Orthopedics LLC,
              12.625% 06/15/09..............       227,460
   80,000   Owens & Minor Inc.,
              8.500% 07/15/11...............        83,200
  185,000   Per-Se Technologies, Inc.,
              Series B,
              9.500% 02/15/05...............       164,650
                                               -----------
                                                   668,260
                                               -----------
            METALS AND MINING -- 2.6%
  310,000   Algoma Steel Inc.,
              12.375% 07/15/05(a)...........        75,950
   75,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06..............        74,625
  120,000   Great Central Mines Ltd.,
              8.875% 04/01/08...............       118,200
   90,000   Newmont Mining Corporation,
              8.625% 05/15/11...............        92,234
   75,000   Ormet Corporation,
              11.000% 08/15/08(-)...........        47,250
   45,000   United States Steel LLC,
              10.750% 08/01/08(-)...........        42,975
                                               -----------
                                                   451,234
                                               -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              2.2%
  115,000   IPC Acquisition Corporation,
              11.500% 12/15/09(-)...........       115,000
   47,250   Lucent Technologies Inc.,
              .000% 02/26/03................        45,163
   80,000   Lucent Technologies Inc.,
              6.500% 01/15/28...............        54,400
  125,000   Lucent Technologies Inc.,
              6.450% 03/15/29...............        85,000
   60,000   Marconi Corporation plc,
              7.750% 09/15/10...............        31,352
  120,000   Marconi Corporation plc,
              8.375% 09/15/30...............        55,159
                                               -----------
                                                   386,074
                                               -----------
            OILFIELD SERVICES -- 3.0%
   90,000   Grant Prideco, Inc., Series B,
              9.625% 12/01/07...............        89,325
  135,000   Halliburton Company, Series A,
              MTN,
              6.750% 02/01/27...............       122,284

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
$  70,000   HORNBECK-LEEVAC Marine Services,
              Inc.,
              10.625% 08/01/08(-)...........   $    71,050
            Parker Drilling Company, Series
   80,000     D,
              9.750% 11/15/06...............
                                                    79,600
   80,000   Pride International, Inc.,
              9.375% 05/01/07##.............        84,200
            R&B Falcon Corporation, Series
   70,000     B,
              7.375% 04/15/18...............
                                                    66,245
                                               -----------
                                                   512,704
                                               -----------
            PACKAGING AND CONTAINERS -- 2.8%
  260,000   Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02##.............       176,800
   40,000   Crown Cork & Seal Company, Inc.,
              8.000% 04/15/23...............        17,000
   93,838   Owens Corning Bank Debt,
              .000% 06/26/02(-).............        63,223
    6,162   Owens Corning Bank Debt,
              .000% 06/26/02(-).............         4,152
   70,000   Owens-Illinois, Inc.,
              7.150% 05/15/05##.............        65,800
   45,000   Owens-Illinois, Inc.,
              7.800% 05/15/18...............        38,925
  105,000   Plastipak Holdings Inc.,
              10.750% 09/01/11(-)...........       110,250
                                               -----------
                                                   476,150
                                               -----------
            PAPER AND FOREST PRODUCTS -- 1.0%
   70,000   Doman Industries Ltd., Class A,
              12.000% 07/01/04##............        62,300
  115,000   Pope and Talbot, Inc.,
              8.375% 06/01/13...............       106,375
                                               -----------
                                                   168,675
                                               -----------
            PHARMACEUTICALS -- 1.2%
  145,000   Caremark Rx, Inc.,
              7.375% 10/01/06...............       145,000
   65,000   McKesson Corporation,
              7.650% 03/01/27...............        56,589
                                               -----------
                                                   201,589
                                               -----------
            PUBLISHING AND ADVERTISING -- 4.0%
  110,000   American Color Graphics,
              12.750% 08/01/05..............       105,738
   90,000   American Greetings Corporation,
              Class A,
              11.750% 07/15/08(-)##.........        92,700
  120,000   Garden State Newspapers, Inc.,
              Series B,
              8.750% 10/01/09...............       118,349
   95,000   Key3Media Group, Inc.,
              11.250% 06/15/11..............        79,800
  110,000   Phoenix Color Corporation,
              10.375% 02/01/09..............        77,000
   40,000   Quebecor Media Inc.,
              11.125% 07/15/11..............        42,700
  140,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/01/06....        84,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
$     274   Ziff Davis Media Inc.,
              11.570%(-)(-) 01/01/02(-).....   $       204
   49,726   Ziff Davis Media Inc.,
              12.780%(--)(-) 01/01/02(-)....        36,963
  215,000   Ziff Davis Media Inc., Series B,
              12.000% 07/15/10..............        60,200
                                               -----------
                                                   698,529
                                               -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
   23,538   Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(-)(d)........        20,045
    1,584   Pegasus Promissory Note,
              .000% 01/01/99(-)(a)(d).......             0
   80,000   Sea Containers Ltd., Series B,
              7.875% 02/15/08...............        43,200
                                               -----------
                                                    63,245
                                               -----------
            REAL ESTATE -- 1.3%
  105,000   CB Richard Ellis Services Inc.,
              11.250% 06/15/11..............        89,775
  135,000   LNR Property Corporation, Series B,
              9.375% 03/15/08...............       133,313
                                               -----------
                                                   223,088
                                               -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.3%
  115,000   BF Saul, Series B,
              9.750% 04/01/08...............       111,550
  235,000   Crescent Real Estate Equities LP,
              7.000% 09/15/02...............       235,067
   90,000   Healthcare Realty Trust, Inc.,
              8.125% 05/01/11...............        93,113
            MeriStar Hospitality
  130,000     Corporation,
              9.000% 01/15/08...............
                                                   123,500
   95,000   OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07...............        79,697
  100,000   Senior Housing Properties Trust,
              8.625% 01/15/12...............       101,000
                                               -----------
                                                   743,927
                                               -----------
            SEMICONDUCTORS -- 0.4%
   70,000   Fairchild Semiconductor
              Corporation, Class A,
              10.375% 10/01/07##............        72,975
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 3.4%
   75,000   360Networks Inc.,
              13.000% 05/01/08(a)(b)........             8
   60,000   Alamosa Delaware Inc.,
              12.500% 02/01/11..............        61,200
   40,000   Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05....        24,800
  185,000   Call-Net Enterprises, Inc.,
              9.375% 05/15/09##.............        64,750

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $ 80,000   Call-Net Enterprises, Inc.,
              (0.000)% due 05/15/09
              10.800% beginning 05/15/04....   $    18,400
  125,000   COLO.COM,
              13.875% 03/15/10(-)(a)(b).....         2,500
  215,000   Globix Corporation,
              12.500% 02/01/10..............        43,000
   40,825   GT Telecom Racers Notes Trust,
              Series A,
              11.460%(-)(--) 06/30/08(-)....        29,394
   29,175   GT Telecom Racers Notes Trust,
              Series B,
              9.110%(-)(--) 02/03/03(-).....        21,006
  125,000   Hermes Europe Railtel BV,
              11.500% 08/15/07(a)(b)........        11,250
   85,000   IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05..............         2,550
   81,000   Loral Cyberstar Inc.,
              10.000% 07/15/06..............        53,460
  170,000   Millicom International Cellular SA,
              13.500% 06/01/06..............       112,200
  120,000   Neon Communications Inc.,
              12.750% 08/15/08..............        24,000
  100,000   Nextel International Inc.,
              12.750% 08/01/10..............         7,000
   80,000   Pagemart Nationwide,
              15.000% 02/01/05(a)(b)........           400
   55,000   PSINet, Inc.,
              11.500% 11/01/08(a)(b)........         4,125
  100,000   PSINet, Inc.,
              11.000% 08/01/09(a)(b)........         7,500
   59,000   Telesystem International
              Wireless Inc.,
              14.000% 12/30/03(-)...........        44,250
   80,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04....        56,400
                                               -----------
                                                   588,193
                                               -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $15,136,675)............    13,756,095
                                               -----------
            FOREIGN BONDS AND NOTES -- 0.7%
   70,000   Completel Europe N.V., Series B,
              14.000% 04/15/10(e)...........        19,322
   80,000   Ono Finance plc,
              13.000% 05/01/09(e)...........        56,272
   50,000   SBS Broadcasting SA,
              12.000% 06/15/08(-)(e)........        35,171
  105,000   United Pan-Europe Communications
              N.V., Series B,
              11.250% 02/01/10(e)...........        12,154
                                               -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $154,092)...............       122,919
                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.5%
$  40,000   Colt Telecom Group plc,
              2.000% 03/29/06(-)(e).........   $    20,924
   20,000   Colt Telecom Group plc,
              2.000% 12/16/06(-)(e).........        10,039
  115,000   Colt Telecom Group plc,
              2.000% 04/03/07(-)(e).........        57,086
                                               -----------
            TOTAL FOREIGN CONVERTIBLE BONDS
              AND NOTES
              (Cost $120,036)...............        88,049
                                               -----------
 SHARES
---------
            PREFERRED STOCKS -- 1.8%
            BROADCASTING AND CABLE -- 0.6%
    1,070   Paxson Communications
              Corporation(c)................       101,650
                                               -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      524   Ermis Maritime Holding
              Ltd.(-)(c)(d).................             5
                                               -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 1.0%
    1,750   Sovereign REIT(-)...............       173,250
                                               -----------
            TOBACCO -- 0.2%
    2,408   North Atlantic Trading
              Company(c)....................        33,110
                                               -----------
            TOTAL PREFERRED STOCKS
              (Cost $297,424)...............       308,015
                                               -----------
            WARRANTS -- 0.0%+
      125   COLO.COM
              Expire 03/15/10(-)............             1
      803   Loral Space & Communications
              Expire 12/26/06...............             0
      105   Ono Finance plc
              Expire 03/16/11(-)............         1,050
                                               -----------
            TOTAL WARRANTS
              (Cost $28,005)................         1,051
                                               -----------
            INVESTMENT COMPANIES -- 16.3%
            (Cost $2,818,363)
2,818,363   Nations Cash Reserves#..........     2,818,363
                                               -----------

                                                  VALUE
----------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $20,023,639*)....  106.8%  $18,444,434
                                               -----------
            OTHER ASSETS AND
              LIABILITIES (NET)......   (6.8)%
            Cash............................   $    15,618
            Unrealized appreciation on
              forward foreign exchange
              contracts.....................         6,002
            Receivable for Fund shares
              sold..........................        51,831
            Dividends receivable............           447
            Interest receivable.............       422,997
            Receivable from investment
              advisor.......................        11,987
            Unrealized depreciation on
              forward foreign exchange
              contracts.....................          (256)
            Collateral on securities
              loaned........................    (1,521,363)
            Payable for Fund shares
              redeemed......................        (6,926)
            Administration fee payable......        (3,223)
            Payable for investment
              securities purchased..........       (65,579)
            Accrued Trustees' fees and
              expenses......................       (29,392)
            Accrued expenses and other
              liabilities...................       (50,214)
                                               -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).............    (1,168,071)
                                               -----------
            NET ASSETS...............  100.0%  $17,276,363
                                               ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2001

                                                  VALUE
----------------------------------------------------------
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income.............   $    (7,501)
            Accumulated net realized loss on
              investments sold..............       (22,419)
            Net unrealized depreciation of
              investments, foreign currency
              and net other assets..........    (1,573,487)
            Paid-in capital.................    18,879,770
                                               -----------
            NET ASSETS......................   $17,276,363
                                               ===========
            NET ASSET VALUE PER SHARE
              ($17,276,363 / 1,948,805
              shares of common stock
              outstanding)..................         $8.87
                                               ===========

---------------

 * Federal income tax information (see Note 9).

 (-) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (-)(-) Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2001.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $1,521,363.

## All or a portion of security was on loan at December 31, 2001. The aggregate cost and market value of securities on loan at December 31, 2001 is $1,615,855 and $1,432,635, respectively.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

(d) Fair Valued security.

(e) Foreign security.

Abbreviations:
ADR   --   American Depository Receipt
MTN   --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

                     (This page intentionally left blank.)

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the period ended December 31, 2001

                                  INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                  OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                    PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                     -----------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $24,497, $14,952, $2,024,
  $52, $297, $2,611, $106, $0,
  $133, $217 and $152,
  respectively)...............    $      184,668     $      137,023     $      772,081     $       61,667
Dividend income from
  affiliated funds............             1,482             15,155             12,574             10,707
Interest......................            34,647                 28            469,381                804
Securities lending............                --                 --              6,505              3,887
                                  --------------     --------------     --------------     --------------
    Total investment income...           220,797            152,206          1,260,541             77,065
                                  --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee.......            96,912             54,898            928,101             75,586
Administration fee............            26,651             13,420            284,618             23,232
Transfer agent fees...........             3,653                 --             34,148              2,517
Custodian fees................            25,843                858              8,635              3,111
Trustees' fees and expenses...            36,240             36,232             36,240             36,240
Shareholder servicing and
  distribution fees...........            30,285             15,250            309,367             25,252
Legal and audit fees..........            62,938             43,334             90,189             45,985
Printing expense..............            12,727             21,532             10,153                 --
Amortization of organization
  costs.......................             3,855                 --              3,855              3,855
Interest expense..............               137                 --                 --                 54
Other.........................             5,405                 --                 27                 --
                                  --------------     --------------     --------------     --------------
    Total expenses............           304,646            185,524          1,705,333            215,832
Fees waived and expenses
  reimbursed by investment
  advisor and/or
  distributor.................          (152,346)          (108,417)          (346,741)          (107,856)
Fees reduced by credits
  allowed by the custodian....              (738)              (858)            (2,616)               (47)
                                  --------------     --------------     --------------     --------------
    Net expenses..............           151,562             76,249          1,355,976            107,929
                                  --------------     --------------     --------------     --------------
NET INVESTMENT
  INCOME/(LOSS)...............            69,235             75,957            (95,435)           (30,864)
                                  --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.......        (3,934,654)            62,832        (25,599,863)           145,317
  Futures contracts...........                --                 --                 --              7,135
  Foreign currency and net
    other assets..............           (47,439)            (1,256)            (4,289)                --
                                  --------------     --------------     --------------     --------------
Net realized gain/(loss) on
  investments.................        (3,982,093)            61,576        (25,604,152)           152,452
                                  --------------     --------------     --------------     --------------
Change in unrealized
  appreciation/(depreciation)
  of:
  Securities..................         1,948,929           (653,960)        (1,239,264)           412,178
  Futures contracts...........                --                 --                 --             (9,142)
  Foreign currency and net
    other assets..............               318                 11                 --                 --
                                  --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation)
  of investments..............         1,949,247           (653,949)        (1,239,264)           403,036
                                  --------------     --------------     --------------     --------------
Net realized and unrealized
  gain/(loss) on
  investments.................        (2,032,846)          (592,373)       (26,843,416)           555,488
                                  --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................    $   (1,963,611)    $     (516,416)    $  (26,938,851)    $      524,624
                                  ==============     ==============     ==============     ==============

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

                       GROWTH &         CAPITAL           MIDCAP                         ASSET        HIGH YIELD
    21ST CENTURY        INCOME           GROWTH           GROWTH          VALUE        ALLOCATION        BOND
     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO(A)     PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
    $     16,584     $    497,556     $    183,803     $      2,591     $  213,124     $   76,585     $   52,933
           3,022            4,748           26,672            6,048         15,699         29,062         28,503
           8,088          228,958              311              758             --        179,689      1,512,330
              --            4,917               --               --            338            469          2,746
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          27,694          736,179          210,786            9,397        229,161        285,805      1,596,512
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          30,616          577,904          111,419            7,588         74,406         56,215         70,625
           9,831          177,224           45,480            2,685         26,328         19,892         29,534
           1,012           21,870            4,184              356          2,882          2,094          1,503
           1,052            7,447            3,278              692          1,412          1,666          5,543
          36,240           36,240           36,240           13,099         36,232         36,240         36,232
          10,685          192,635           49,435            2,919         28,618         21,621         32,102
          39,569           74,417           44,462           22,898         50,750         47,578         62,201
          13,095            8,374               --           15,827          3,278          9,371         33,570
           3,838            3,855            3,855               --          3,855          3,855             --
              --               --               76               --             --             --             --
           1,076            1,287               --              811          1,226          3,356          2,389
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         147,014        1,101,253          298,429           66,875        228,987        201,888        273,699
        (101,084)        (253,672)        (121,767)         (55,192)      (114,382)      (114,596)      (144,878)
            (355)          (1,042)             (49)              (9)          (134)          (807)          (412)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          45,575          846,539          176,613           11,674        114,471         86,485        128,409
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         (17,881)        (110,360)          34,173           (2,277)       114,690        199,320      1,468,103
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
      (2,092,164)     (15,633,437)      (1,798,581)         (58,729)      (398,209)      (115,531)       185,180
              --               --          (42,411)              --             --             --             --
              (6)          (1,318)              --               --             --             --         (4,969)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
      (2,092,170)     (15,634,755)      (1,840,992)         (58,729)      (398,209)      (115,531)       180,211
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         726,986         (685,770)        (869,166)         (40,784)      (484,545)      (496,276)      (715,941)
              --               --           15,326               --             --             --             --
              --                3               --               --             --             --          8,501
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         726,986         (685,767)        (853,840)         (40,784)      (484,545)      (496,276)      (707,440)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
      (1,365,184)     (16,320,522)      (2,694,832)         (99,513)      (882,754)      (611,807)      (527,229)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
    $ (1,383,065)    $(16,430,882)    $ (2,660,659)    $   (101,790)    $ (768,064)    $ (412,487)    $  940,874
    ============     ============     ============     ============     ==========     ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                          INTERNATIONAL OPPORTUNITIES
                                                                   PORTFOLIO                   INTERNATIONAL VALUE PORTFOLIO
                                                        -------------------------------       -------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                          12/31/01           12/31/00           12/31/01         12/31/00(A)
                                                          -----------------------------------------------------------------
Net investment income/(loss).......................    $       69,235     $       21,698     $       75,957     $        8,545
Net realized gain/(loss) on investments............        (3,982,093)           114,370             61,576                543
Net change in unrealized
  appreciation/(depreciation) of investments.......         1,949,247         (1,943,341)          (653,949)           (21,324)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................        (1,963,611)        (1,807,273)          (516,416)           (12,236)
Distributions to shareholders from net investment
  income...........................................           (25,031)           (17,096)           (71,488)            (7,755)
Distributions to shareholders from net realized
  gain on investments..............................            (3,715)          (197,198)           (56,301)                --
Distributions to shareholders from paid in
  capital..........................................                --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................          (615,151)        10,060,753         10,028,858          2,141,535
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............        (2,607,508)         8,039,186          9,384,653          2,121,544
NET ASSETS:
Beginning of period................................        13,937,392          5,898,206          2,121,544                 --
                                                       --------------     --------------     --------------     --------------
End of period......................................    $   11,329,884     $   13,937,392     $   11,506,197     $    2,121,544
                                                       ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............    $           --     $        4,181     $        3,651     $          425
                                                       ==============     ==============     ==============     ==============

---------------

(a) International Value commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

    FOCUSED EQUITIES PORTFOLIO                  SMALL COMPANY PORTFOLIO                   21ST CENTURY PORTFOLIO
 ---------------------------------         ---------------------------------         ---------------------------------
  YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
   12/31/01             12/31/00             12/31/01             12/31/00             12/31/01             12/31/00
-----------------------------------------------------------------------------------------------------------------------
$      (95,435)      $       80,259       $      (30,864)      $       24,581       $      (17,881)      $      (15,638)
   (25,604,152)          (5,157,972)             152,452              953,986           (2,092,170)            (545,419)
    (1,239,264)         (19,044,728)             403,036             (121,653)             726,986           (1,364,590)
--------------       --------------       --------------       --------------       --------------       --------------
   (26,938,851)         (24,122,441)             524,624              856,914           (1,383,065)          (1,925,647)
            --              (81,836)                  --             (355,259)                  --                   --
            --           (2,581,660)             (50,371)            (362,491)                  --                   --
            --                   --                   --             (275,266)                  --                   --
    (5,035,818)          62,384,607            2,776,206            2,277,375            1,101,301             (651,135)
--------------       --------------       --------------       --------------       --------------       --------------
   (31,974,669)          35,598,670            3,250,459            2,141,273             (281,764)          (2,576,782)
   148,714,115          113,115,445            9,328,202            7,186,929            5,107,246            7,684,028
--------------       --------------       --------------       --------------       --------------       --------------
$  116,739,446       $  148,714,115       $   12,578,661       $    9,328,202       $    4,825,482       $    5,107,246
==============       ==============       ==============       ==============       ==============       ==============
$           --       $           --       $           --       $           --       $           --       $           --
==============       ==============       ==============       ==============       ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                           GROWTH & INCOME PORTFOLIO             CAPITAL GROWTH PORTFOLIO
                                                        -------------------------------       -------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          12/31/01           12/31/00           12/31/01           12/31/00
                                                          -----------------------------------------------------------------
Net investment income/(loss).......................    $     (110,360)    $        6,541     $       34,173     $      143,458
Net realized gain/(loss) on investments                   (15,634,755)          (332,906)        (1,840,992)          (725,906)
Net change in unrealized
  appreciation/(depreciation) of investments.......          (685,767)       (11,846,813)          (853,840)        (2,137,084)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................       (16,430,882)       (12,173,178)        (2,660,659)        (2,719,532)
Distributions to shareholders from net investment
  income...........................................            (1,084)            (5,858)           (27,347)          (138,715)
Distributions to shareholders from net realized
  gain on investments..............................                --           (993,456)                --                 --
Distributions to shareholders from paid in
  capital..........................................                --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................        (1,808,695)        39,914,892         (1,508,624)         4,721,070
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............       (18,240,661)        26,742,400         (4,196,630)         1,862,823
NET ASSETS:
Beginning of period................................        90,790,934         64,048,534         22,542,357         20,679,534
                                                       --------------     --------------     --------------     --------------
End of period......................................    $   72,550,273     $   90,790,934     $   18,345,727     $   22,542,357
                                                       ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............    $           --     $          683     $       11,569     $        4,743
                                                       ==============     ==============     ==============     ==============

---------------

(a) High Yield Bond commenced operations on July 7, 2000.

(b) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

     MIDCAP
GROWTH PORTFOLIO            VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO         HIGH YIELD BOND PORTFOLIO
-----------------   -------------------------------   -------------------------------   -------------------------------
  PERIOD ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
   12/31/01(B)         12/31/01         12/31/00         12/31/01         12/31/00         12/31/01       12/31/00(A)
-----------------------------------------------------------------------------------------------------------------------
$          (2,277)  $      114,690   $      113,620   $      199,320   $      217,043   $    1,468,103   $      515,201
          (58,729)        (398,209)         206,049         (115,531)          25,620          180,211         (191,979)
          (40,784)        (484,545)         360,758         (496,276)         246,691         (707,440)        (866,047)
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
         (101,790)        (768,064)         680,427         (412,487)         489,354          940,874         (542,825)
               --         (112,446)        (108,868)        (199,217)        (213,862)      (1,470,381)        (525,058)
               --               --               --               --               --               --               --
               --               --               --               --               --               --               --
        3,661,520        3,824,205         (143,460)       3,375,363          497,491        7,962,790       10,910,963
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
        3,559,730        2,943,695          428,099        2,763,659          772,983        7,433,283        9,843,080
               --       11,072,872       10,644,773        7,321,429        6,548,446        9,843,080               --
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
$       3,559,730   $   14,016,567   $   11,072,872   $   10,085,088   $    7,321,429   $   17,276,363   $    9,843,080
=================   ==============   ==============   ==============   ==============   ==============   ==============
$              --   $        5,889   $        4,752   $        1,674   $        3,181   $       (7,501)  $       (8,845)
=================   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                   INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     161,376    $  1,798,873        728,437    $ 9,992,220
Issued as reinvestment of dividends.....................       2,956          28,746         17,437        214,294
Repurchased.............................................    (224,887)     (2,442,770)       (11,267)      (145,761)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................     (60,555)   $   (615,151)       734,607    $10,060,753
                                                          ==========    ============      =========    ===========

                                                                       INTERNATIONAL VALUE PORTFOLIO
                                                                  YEAR ENDED                    PERIOD ENDED
                                                              DECEMBER 31, 2001             DECEMBER 31, 2000(A)
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................   1,171,946    $ 10,245,391        228,703    $ 2,177,882
Issued as reinvestment of dividends.....................      15,461         127,789            827          7,755
Repurchased.............................................     (42,276)       (344,322)        (4,491)       (44,102)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................   1,145,131    $ 10,028,858        225,039    $ 2,141,535
                                                          ==========    ============      =========    ===========

---------------

(a) International Value commenced operations on July 7, 2000.

                                                                         FOCUSED EQUITIES PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     766,343    $ 10,758,974      3,569,152    $65,535,788
Issued as reinvestment of dividends.....................          --              --        144,163      2,663,496
Repurchased.............................................  (1,185,194)    (15,794,792)      (331,987)    (5,814,677)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................    (418,851)   $ (5,035,818)     3,381,328    $62,384,607
                                                          ==========    ============      =========    ===========

                                                                          SMALL COMPANY PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     395,691    $  3,620,955        179,351    $ 1,708,963
Issued as reinvestment of dividends.....................       5,204          50,371        103,547        993,016
Repurchased.............................................    (100,538)       (895,120)       (42,228)      (424,604)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................     300,357    $  2,776,206        240,670    $ 2,277,375
                                                          ==========    ============      =========    ===========

                                                                           21ST CENTURY PORTFOLIO
                                                                  YEAR ENDED                     YEAR ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                                          --------------------------      ------------------------
                                                            SHARES        DOLLARS          SHARES        DOLLARS
                                                          --------------------------------------------------------
Sold....................................................     371,831    $  2,350,052        151,476    $ 1,589,921
Issued as reinvestment of dividends.....................          --              --             --             --
Repurchased.............................................    (199,609)     (1,248,751)      (208,816)    (2,241,056)
                                                          ----------    ------------      ---------    -----------
Net increase/(decrease).................................     172,222    $  1,101,301        (57,340)   $  (651,135)
                                                          ==========    ============      =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

                                                                          GROWTH & INCOME PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2001             DECEMBER 31, 2000
                                                            ------------------------      ------------------------
                                                             SHARES       DOLLARS          SHARES        DOLLARS
                                                            ------------------------------------------------------
Sold......................................................   590,033    $  8,260,911      2,417,331    $44,373,638
Issued as reinvestment of dividends.......................        94           1,084         61,385        999,314
Repurchased...............................................  (754,951)    (10,070,690)      (316,336)    (5,458,060)
                                                            --------    ------------      ---------    -----------
Net increase/(decrease)...................................  (164,824)   $ (1,808,695)     2,162,380    $39,914,892
                                                            ========    ============      =========    ===========

                                                                           CAPITAL GROWTH PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2001             DECEMBER 31, 2000
                                                            ------------------------      ------------------------
                                                             SHARES       DOLLARS          SHARES        DOLLARS
                                                            ------------------------------------------------------
Sold......................................................   207,181    $  2,172,665        488,423    $ 6,103,255
Issued as reinvestment of dividends.......................     2,793          27,347         12,041        138,714
Repurchased...............................................  (356,918)     (3,708,636)      (119,382)    (1,520,899)
                                                            --------    ------------      ---------    -----------
Net increase/(decrease)...................................  (146,944)   $ (1,508,624)       381,082    $ 4,721,070
                                                            ========    ============      =========    ===========

                                                            MIDCAP GROWTH PORTFOLIO
                                                                  PERIOD ENDED
                                                              DECEMBER 31, 2001(A)
                                                            ------------------------
                                                             SHARES       DOLLARS
                                                            ------------------------
Sold......................................................   440,309    $  3,804,357
Issued as reinvestment of dividends.......................        --              --
Repurchased...............................................   (18,364)       (142,837)
                                                            --------    ------------
Net increase/(decrease)...................................   421,945    $  3,661,520
                                                            ========    ============

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                                                                               VALUE PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2001             DECEMBER 31, 2000
                                                            ------------------------      ------------------------
                                                             SHARES       DOLLARS          SHARES        DOLLARS
                                                            ------------------------------------------------------
Sold......................................................   472,360    $  4,901,271        185,386    $ 1,937,650
Issued as reinvestment of dividends.......................    10,946         112,446          9,686        108,868
Repurchased...............................................  (114,606)     (1,189,512)      (217,576)    (2,189,978)
                                                            --------    ------------      ---------    -----------
Net increase/(decrease)...................................   368,700    $  3,824,205        (22,504)   $  (143,460)
                                                            ========    ============      =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          ASSET ALLOCATION PORTFOLIO
                                                                   YEAR ENDED                    YEAR ENDED
                                                                DECEMBER 31, 2001            DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   421,173    $ 4,136,852        201,860    $ 1,972,299
Issued as reinvestment of dividends........................    21,128        199,217         21,174        213,862
Repurchased................................................   (98,914)      (960,706)      (179,107)    (1,688,670)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   343,387    $ 3,375,363         43,927    $   497,491
                                                             ========    ===========      =========    ===========

                                                                           HIGH YIELD BOND PORTFOLIO
                                                                   YEAR ENDED                   PERIOD ENDED
                                                                DECEMBER 31, 2001           DECEMBER 31, 2000(B)
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   726,456    $ 6,897,927      1,043,377    $10,415,386
Issued as reinvestment of dividends........................   166,177      1,470,381         58,731        525,058
Repurchased................................................   (42,850)      (405,518)        (3,086)       (29,481)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   849,783    $ 7,962,790      1,099,022    $10,910,963
                                                             ========    ===========      =========    ===========

---------------

(b) High Yield Bond commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

                     (This page intentionally left blank.)

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


                                        NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                          VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                        -----------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2001#................   $12.17        $ 0.06           $(1.77)          $(1.71)         $(0.02)       $(0.00)***
Year ended 12/31/2000.................    14.35          0.02            (1.99)           (1.97)          (0.02)        (0.19)
Year ended 12/31/1999#................    10.28          0.06             4.35             4.41           (0.05)        (0.29)
Period ended 12/31/1998*..............    10.00          0.06             0.25             0.31           (0.03)##         --
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2001#................   $ 9.43        $ 0.11           $(1.05)          $(0.94)         $(0.05)       $(0.04)
Period ended 12/31/2000**.............    10.00          0.04            (0.57)           (0.53)          (0.04)           --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2001#................   $16.31        $(0.01)          $(2.88)          $(2.89)         $   --        $   --
Year ended 12/31/2000#................    19.71          0.01            (3.09)           (3.08)          (0.01)        (0.31)
Year ended 12/31/1999#................    13.00         (0.03)            6.90             6.87              --         (0.16)
Period ended 12/31/1998*..............    10.00          0.02             3.00             3.02           (0.02)##         --
SMALL COMPANY PORTFOLIO
Year ended 12/31/2001#................   $ 9.39        $(0.03)          $ 0.40           $ 0.37          $   --        $(0.04)
Year ended 12/31/2000#................     9.55          0.03             1.03             1.06           (0.44)        (0.44)
Year ended 12/31/1999#................     9.03          0.01             0.52             0.53           (0.01)           --
Period ended 12/31/1998*..............    10.00          0.03            (0.97)           (0.94)          (0.03)##         --
21ST CENTURY PORTFOLIO
Year ended 12/31/2001#................   $ 8.47        $(0.03)          $(2.22)          $(2.25)         $   --        $   --
Year ended 12/31/2000.................    11.63         (0.03)           (3.13)           (3.16)             --            --
Year ended 12/31/1999#................    10.62          0.02             1.02             1.04           (0.03)           --
Period ended 12/31/1998*..............    10.00          0.02             0.62             0.64           (0.02)##         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 *** Amount represents less than $0.01 per share.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                         RATIO OF         RATIO OF                      RATIO OF
                    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
       --
   $               $(0.02)         $10.44        (13.98)%   $ 11,330       1.25%(a)(b)       0.57%          304%           2.52%(a)
       --           (0.21)          12.17        (13.81)      13,937       1.25             0.20             30            2.20
       --           (0.34)          14.35         43.05        5,898       1.25             0.43             24            2.64
       --           (0.03)##        10.28          3.11        2,310       1.25+            1.09+            16            4.09+
       --
   $               $(0.09)         $ 8.40         (9.87)%   $ 11,506       1.25%            1.25%            10%           3.04%
       --           (0.04)           9.43         (5.35)       2,122       1.25+            1.32+             2            7.59+(a)
       --
   $               $   --          $13.42        (17.72)%   $116,739       1.10%(a)        (0.08)%          128%           1.38%(a)
       --           (0.32)##        16.31        (15.82)     148,714       1.10(a)(b)       0.06            141            1.36(a)
       --           (0.16)          19.71         53.28      113,115       1.10(a)         (0.17)           134            1.38(a)
       --           (0.02)##        13.00         30.16       24,521       1.10+(a)         0.33+           236            1.94+(a)
       --
   $               $(0.04)         $ 9.72          3.93%    $ 12,579       1.07%(a)(b)      (0.31)%          70%           2.14%(a)
    (0.34)          (1.22)           9.39         10.84        9,328       0.68(a)          0.31             94            1.92(a)
       --           (0.01)           9.55          5.92        7,187       0.75             0.14             55            1.21
       --           (0.03)##         9.03         (9.35)       6,098       0.75+(a)         0.49+            44            1.70+(a)
       --
   $               $   --          $ 6.22        (26.56)%   $  4,825       1.07%(a)        (0.42)%          373%           3.45%(a)
       --              --            8.47        (27.17)       5,107       1.00(a)         (0.25)           140            2.25(a)
       --           (0.03)          11.63          9.75        7,684       1.00(a)(b)       0.22             50            1.81(a)
       --           (0.02)##        10.62          6.44        4,796       1.00+(a)         0.44+            40            2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS  (CONTINUED)
For a share outstanding throughout each period.

                                       NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS     DISTRIBUTIONS
                                         VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET       FROM NET
                                       BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT      REALIZED
                                       OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME      CAPITAL GAINS
                                       ------------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
Year ended 12/31/2001#...............   $16.33        $(0.02)          $(2.86)          $(2.88)         $(0.00)***     $   --
Year ended 12/31/2000#...............    18.86          0.00***         (2.34)           (2.34)          (0.00)***      (0.19)
Year ended 12/31/1999#...............    12.16         (0.03)            6.73             6.70              --             --
Period ended 12/31/1998*.............    10.00          0.02             2.16             2.18           (0.02)##          --
CAPITAL GROWTH PORTFOLIO
Year ended 12/31/2001#...............   $11.46        $ 0.02           $(1.38)          $(1.36)         $(0.02)        $   --
Year ended 12/31/2000................    13.03          0.07            (1.57)           (1.50)          (0.07)            --
Year ended 12/31/1999#...............    11.06          0.08             1.95             2.03           (0.06)            --
Period ended 12/31/1998*.............    10.00          0.06             1.07             1.13           (0.07)##          --
MIDCAP GROWTH PORTFOLIO
Period ended 12/31/2001**#...........   $10.00        $(0.02)          $(1.54)          $(1.56)         $   --         $   --
VALUE PORTFOLIO
Year ended 12/31/2001#...............   $11.29        $ 0.10           $(0.91)          $(0.81)         $(0.09)        $   --
Year ended 12/31/2000#...............    10.61          0.12             0.67             0.79           (0.11)            --
Year ended 12/31/1999#...............    10.41          0.07             0.19             0.26           (0.06)            --
Period ended 12/31/1998*.............    10.00          0.04             0.41             0.45           (0.04)##          --
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2001#...............   $10.13        $ 0.22           $(0.70)          $(0.48)         $(0.19)        $   --
Year ended 12/31/2000................     9.65          0.31             0.48             0.79           (0.31)            --
Year ended 12/31/1999#...............     9.68          0.20            (0.06)            0.14           (0.17)            --
Period ended 12/31/1998*.............    10.00          0.09            (0.31)           (0.22)          (0.10)##          --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2001#...............   $ 8.96        $ 1.07           $(0.33)          $ 0.74          $(0.83)        $   --
Period ended 12/31/2000**............    10.00          0.50            (1.03)           (0.53)          (0.51)            --

---------------

 * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 7, 2000 and
    May 1, 2001, respectively.

*** Amount represents less than $0.01 per share.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                     RATIO OF             RATIO OF                     RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING         NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO          INCOME TO      PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD     AVERAGE NET         AVERAGE NET     TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS               ASSETS         RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
      --
    $              $(0.00)***    $13.45      (17.63)%   $72,550        1.10%(a)            (0.14)%         113%           1.43%(a)
      --            (0.19)        16.33      (12.42)     90,791        1.10(a)(b)           0.01           122            1.39(a)
      --               --         18.86       55.10      64,049        1.10(a)             (0.20)          110            1.41(a)
      --            (0.02)##      12.16       21.80      15,576        1.10+(a)             0.40+          184            1.99+(a)
      --
    $              $(0.02)       $10.08      (11.91)%   $18,346        0.89%(a)(b)          0.17%          167%           1.51%(a)
      --            (0.07)        11.46      (11.51)     22,542        0.75(a)              0.63            80            1.28(a)
      --            (0.06)        13.03       18.27      20,680        0.75(a)              0.64            76            1.07(a)
      --            (0.07)##      11.06       11.39       9,931        0.75+(a)             1.04+           16            1.62+(a)
      --
    $              $   --        $ 8.44      (15.60)%   $ 3,560        1.00%+(a)           (0.19)%+         20%           5.73%+(a)
      --
    $              $(0.09)       $10.39       (7.20)%   $14,017        1.00%(a)             1.00%          168%           2.00%(a)
      --            (0.11)        11.29        7.47      11,073        1.00(a)(b)           1.12           174            1.87(a)
      --            (0.06)        10.61        2.50      10,645        1.00(a)              0.67            82            1.68(a)
      --            (0.04)##      10.41        4.48       5,645        1.00+(a)             0.83+           27            2.32+(a)
      --
    $              $(0.19)       $ 9.46       (4.72)%   $10,085        1.00%(a)             2.31%          273%           2.34%(a)
      --            (0.31)        10.13        8.14       7,321        1.00(a)              3.38           210            2.21(a)
      --            (0.17)         9.65        1.44       6,548        1.00(a)              2.01            75            1.79(a)
      --            (0.10)##       9.68       (2.23)      3,823        1.00+(a)             2.36+           94            2.71+(a)
      --
    $              $(0.83)       $ 8.87        8.32%    $17,276        1.00%(a)            11.43%           64%           2.13%(a)
      --            (0.51)         8.96       (5.34)      9,843        1.00+               10.68+           74            1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS                                DECEMBER 31, 2001

Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth & Income Portfolio, Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International
  Opportunities --               Seeks long-term growth
                                 of capital.
International Value --           Seeks long-term
                                 capital appreciation
                                 by investing primarily
                                 in equity securities
                                 of foreign issuers,
                                 including emerging
                                 market countries.
Focused Equities --              Seeks long-term growth
                                 of capital.
Small Company --                 Seeks long-term
                                 capital growth by
                                 investing primarily in
                                 equity securities.
21st Century --                  Seeks long-term growth
                                 of capital.
Growth & Income --               Seeks long-term growth
                                 of capital with a
                                 limited emphasis on
                                 income.
Capital Growth --                Seeks growth of
                                 capital by investing
                                 in companies that are
                                 believed to have
                                 superior earnings
                                 growth potential.
MidCap Growth --                 Seeks capital
                                 appreciation by
                                 investing in emerging
                                 growth companies that
                                 are believed to have
                                 superior long-term
                                 earnings growth
                                 prospects.
Value --                         Seeks growth of
                                 capital by investing
                                 in companies that are
                                 believed to be
                                 undervalued.
Asset Allocation --              Seeks to obtain long-
                                 term growth from
                                 capital appreciation,
                                 and dividend and
                                 interest income.
High Yield Bond --               Seeks maximum income
                                 by investing in a
                                 diversified portfolio
                                 of high yield debt
                                 securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency exchanges: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Portfolios to

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Portfolio's net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

                 PORTFOLIO                    ANNUAL RATE
---------------------------------------------------------
International Value.........................     0.90%
International Opportunities.................     0.80%
Focused Equities, Growth & Income...........     0.75%
MidCap Growth, Value, Asset Allocation......     0.65%
High Yield Bond.............................     0.55%

Effective May 1, 2001, the maximum annual advisory fee increased for the predecessor of Small Company, 21st Century and Capital Growth Portfolios. The following table shows the current maximum annual advisory fee and the maximum annual advisory fee in effect prior to that date.

                                                RATE IN EFFECT
                                               THROUGH APRIL 30,
          PORTFOLIO             CURRENT RATE         2001
----------------------------------------------------------------
Small Company.................      0.90%            0.40%
21st Century..................      0.75%            0.65%
Capital Growth................      0.65%            0.40%

Effective May 1, 2001, the Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth and Value Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

from BA Advisors at the following maximum annual rate of each Portfolio's average daily net assets:

                 PORTFOLIO                    ANNUAL RATE
---------------------------------------------------------
Small Company, Capital Growth...............     0.10%
Value.......................................     0.25%

Effective May 1, 2001, the Trust has, on behalf of the Asset Allocation Portfolio, entered into sub-advisory agreements with BA Advisors, and each of BACAP and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors for management of the non-equity portion of the Portfolio and Chicago Equity is entitled to receive a sub-advisory fee from BA Advisors for management of the equity portion of the Portfolio at the maximum annual rate of 0.25% of their respective portion of the Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the predecessor of Asset Allocation Portfolio, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Portfolio's average daily net assets.

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective May 1, 2001, the Trust has, on behalf of the International Opportunities and 21st Century Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the predecessor of International Opportunities Portfolio, entered into a sub-advisory agreement with BA Advisors and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.54% of the Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the predecessor of 21st Century Portfolio, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the year ended December 31, 2001, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. Until April 30, 2002, BA Advisors and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio (prior to May 1, 2001 the effective annual rate was 0.50%), Value Portfolio, MidCap Growth Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio, 1.10% for the Focused Equities Portfolio, 21st Century Portfolio (prior to May 1,

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

2001 the effective annual rate was 1.00%) and Growth & Income Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio (prior to May 1, 2001 the effective annual rate was 0.40%).

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended December 31, 2001, expenses of the Trust were reduced by $7,067 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the year ended December 31, 2001, the Focused Equities Portfolio, 21st Century Portfolio and the Growth & Income Portfolio paid commissions of $23,021, $3,144 and $13,521, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BA Advisors. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its statement of operations as "Dividend income from affiliated funds".

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the year ended December 31, 2001, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Capital Growth Portfolio and the Small Company Portfolio, where there were no waivers of these fees.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2001, were as follows:

PORTFOLIO                   PURCHASES        SALES
------------------------------------------------------
International
  Opportunities..........  $ 34,496,907   $ 34,206,457
International Value......    10,171,378        581,808
Focused Equities.........   140,833,345    136,947,456
Small Company............     9,765,927      7,082,887
21st Century.............    15,253,642     15,095,072
Growth & Income..........    82,806,589     77,793,058
Capital Growth...........    32,199,719     33,752,223
MidCap Growth............     3,479,222        208,319
Value....................    21,996,300     18,383,893
Asset Allocation.........    14,140,268     11,190,971
High Yield Bond..........    14,298,067      7,467,281

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2001, were as follows:

PORTFOLIO                    PURCHASES        SALES
------------------------------------------------------
Focused Equities..........  $12,092,388    $ 7,504,704
21st Century..............      206,970        296,883
Growth & Income...........    6,522,960      4,147,729
Capital Growth............       52,041        206,869
Value.....................       60,725        296,883
Asset Allocation..........   13,263,142     12,014,856
High Yield Bond...........      147,961        150,234

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2001, the High Yield Bond Portfolio had the following forward foreign currency contracts outstanding:

                                                                  VALUE OF          VALUE OF                        UNREALIZED
                                                                  CONTRACT          CONTRACT      MARKET VALUE    APPRECIATION/
                                                LOCAL           WHEN OPENED       WHEN OPENED     OF CONTRACT     (DEPRECIATION)
DESCRIPTION                                    CURRENCY       (LOCAL CURRENCY)    (US DOLLARS)    (US DOLLARS)     (US DOLLARS)
--------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Expiring March 15, 2002...................     British              60,000         $  84,738       $  86,956          $2,218
                                                                                                                      ------
                                            Pound Sterling
Net unrealized appreciation...............                                                                            $2,218
                                                                                                                      ------
CONTRACTS TO SELL:
Expiring March 22, 2002...................       EUR               (14,707)          (13,207)        (13,055)            152
Expiring March 23, 2002...................       EUR              (164,831)         (149,947)       (146,315)          3,632
Expiring March 15, 2002...................     British             (60,000)          (86,700)        (86,956)           (256)
                                                                                                                      ------
                                            Pound Sterling
Net unrealized appreciation...............                                                                            $3,528
                                                                                                                      ------
Total net unrealized appreciation.........                                                                            $5,746
                                                                                                                      ======

6.  SHARES OF BENEFICIAL INTEREST

At December 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2001, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                 % OF SHARES HELD
----------------------------------------------------------
International Opportunities.............         5.8%
International Value.....................         9.0
Small Company...........................        45.9
Capital Growth..........................        26.1
MidCap Growth...........................        27.9
High Yield Bond.........................        65.3

7.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At December 31, 2001, there were no loans outstanding under this Agreement. For the year ended December 31, 2001, borrowings by the Portfolios under the Agreement were as follows:

                                      AVERAGE      AVERAGE
                                      AMOUNT       INTEREST
PORTFOLIO                           OUTSTANDING      RATE
-----------------------------------------------------------
International Opportunities.......    $4,614         2.92%
Small Company.....................     1,197         4.43
Capital Growth....................       995         4.91

The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

At December 31, 2001, the following Portfolios had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
PORTFOLIO                    LOANED SECURITIES    OF COLLATERAL
---------------------------------------------------------------
Focused Equities...........     $2,535,269         $2,642,331
Small Company..............        912,556            957,911
Growth & Income............      3,659,215          3,804,607
Value......................        836,079            860,522
Asset Allocation...........        499,596            517,050
High Yield Bond............      1,432,635          1,521,363

9.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                             NET TAX
                            COST OF                                         UNREALIZED       UNDISTRIBUTED       UNDISTRIBUTED
                          INVESTMENTS      GROSS TAX       GROSS TAX      APPRECIATION/     ORDINARY INCOME/    LONG-TERM GAINS/
                            FOR TAX        UNREALIZED      UNREALIZED     (DEPRECIATION)      (ACCUMULATED        (ACCUMULATED
PORTFOLIO                   PURPOSES      APPRECIATION    DEPRECIATION    ON INVESTMENTS     ORDINARY LOSS)      CAPITAL LOSS)
--------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities.........  $ 10,321,836    $ 1,601,850      $  575,335      $ 1,026,515          $    --           $ (3,545,199)
International Value.....    12,155,363        436,455       1,111,739         (675,284)           3,651                  2,551
Focused Equities........   107,881,360     12,669,996       2,088,356       10,581,640               --            (30,572,290)
Small Company...........    12,857,850      1,997,169       1,136,553          860,616               --                 13,272
21st Century............     4,726,483        436,851         122,575          314,276               --             (2,701,497)
Growth & Income.........    69,585,924      8,781,384       1,993,749        6,787,635               --            (15,797,344)
Capital Growth..........    17,757,818      1,992,995       1,354,992          638,003           11,569             (2,778,371)
MidCap Growth...........     3,772,237        187,153         229,600          (42,447)              --                (57,066)
Value...................    14,135,426      1,125,162         402,512          722,650            5,889               (567,016)
Asset Allocation........    11,653,615        432,436         431,899              537            1,674                328,942
High Yield Bond.........    20,040,662        646,913       2,243,141       (1,596,228)              --                 (7,147)

As of December 31, 2001, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
PORTFOLIO                                                        2006           2007           2008           2009
----------------------------------------------------------------------------------------------------------------------
International Opportunities.................................   $     --       $     --      $       --     $ 3,416,389
Focused Equities............................................         --             --       5,660,894      23,143,673
21st Century................................................     78,483             --         530,720       2,092,294
Growth & Income.............................................         --             --         262,272      13,884,865
Capital Growth..............................................     36,966        221,488         517,769       1,966,000
MidCap Growth...............................................         --             --              --          57,066
Value.......................................................         --        169,864              --         397,152
Asset Allocation............................................    178,334         74,210              --              --

As of December 31, 2001, the following Portfolios utilized capital losses during the year as follows:

                                            CAPITAL LOSSES
PORTFOLIO                                      UTILIZED
----------------------------------------------------------
Asset Allocation..........................      $9,282

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2001, the following Portfolios have elected to defer losses occurring between November 1, 2001 and December 31, 2001 under these rules, as follows:

                             CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                       DEFERRED          DEFERRED
--------------------------------------------------------------
International
  Opportunities............    $  128,810           $ --
International Value........            --            362
Focused Equities...........     1,767,723             --
Growth and Income..........     1,650,207             --
Capital Growth.............        36,148             --
Asset Allocation...........        76,398             --
High Yield Bond............         7,147             --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                    DECEMBER 31, 2001

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                               LONG-TERM
                                  ORDINARY      CAPITAL
PORTFOLIO                          INCOME        GAINS
--------------------------------------------------------
International Opportunities....  $   28,746     $    --
International Value............     127,789          --
Small Company..................          --      50,371
Growth & Income................       1,084          --
Capital Growth.................      27,347          --
Value..........................     112,446          --
Asset Allocation...............     199,217          --
High Yield Bond................   1,470,831          --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for net operating losses and foreign currency gains and losses.

10.  SUBSEQUENT EVENTS

On October 10, 2001, the Board of Trustees of the Trust approved the replacement of Chicago Equity as the investment sub-adviser for the equity portion of Nations Asset Allocation Portfolio with BACAP, effective January 1, 2002.

On November 29, 2001, the Board of Trustees of the Trust approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The Trust's eligible Trustees have the option of a rollover into the Nations Funds Deferred Compensation Plan or to take a lump sum distribution, including interest, on January 1, 2003.

On November 28, 2001, the Board of Trustees of the Trust approved a name change for Nation's Marsico Growth & Income Portfolio. Effective May 1, 2002, the Portfolio will be known as Nation's Marsico Growth Portfolio. Additionally, the Portfolio will no longer invest at least 25% of its assets in securities that are believed to have income potential.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
NATIONS SEPARATE ACCOUNT TRUST (FORMERLY NATIONS ANNUITY TRUST)

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio (formerly Nations International Growth Portfolio), Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio (formerly Nations SmallCap Index Portfolio), Nations Marsico 21st Century Portfolio (formerly Nations Aggressive Growth Portfolio), Nations Marsico Growth & Income Portfolio, Nations Capital Growth Portfolio (formerly Nations Managed Index Portfolio), Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio (formerly Nations Balanced Assets Portfolio) and Nations High Yield Bond Portfolio (constituting the eleven portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

NATIONS FUNDS
  BOARD MEMBERS AND PRINCIPAL OFFICERS             (UNAUDITED) DECEMBER 31, 2001

BOARD MEMBERS AND PRINCIPAL OFFICERS

The Board Members and principal officers of the Funds are listed below together with information on their positions with the Funds, age, address, principal occupation during the past five years and other principal business affiliations.

INDEPENDENT BOARD MEMBERS

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III      Board Member   Indefinite term of office  President and Treasurer,        93
Age: 64                                                              Saunders & Benson, Inc.
c/o Nations Funds                         16 years                   (insurance)
One Bank of America Plaza
Charlotte, NC 28255
William P. Carmichael(1)   Board Member   Indefinite term of office  Private Investor                93
Age: 57
c/o Nations Funds                         3 years
One Bank of America Plaza
Charlotte, NC 28255
James Ermer                Board Member   Indefinite term of office  Retired; Executive Vice         93
Age: 59                                                              President, Corporate
c/o Nations Funds                         16 years                   Development and
One Bank of America Plaza                                            Planning -- Land America
Charlotte, NC 28255                                                  (title insurance) through
                                                                     present; Senior Vice
                                                                     President, Finance -- CSX
                                                                     Corporation
                                                                     (transportation and
                                                                     natural resources) through
                                                                     December 1997
William H. Grigg           Board Member   Indefinite term of office  Retired; Chairman Emeritus      93
Age: 68                                                              since July 1997, Chairman
c/o Nations Funds                         11 years                   and Chief Executive
One Bank of America Plaza                                            Officer through July
Charlotte, NC 28255                                                  1997 -- Duke Power Co.
Thomas F. Keller           Board Member   Indefinite term of office  R.J. Reynolds Industries        93
Age: 69                                                              Professor of Business
c/o Nations Funds                         10 years                   Administration, Fuqua
One Bank of America Plaza                                            School of Business, Duke
Charlotte, NC 28255                                                  University
Carl E. Mundy, Jr.         Board Member   Indefinite term of office  Retired; President and          93
Age: 66                                                              CEO, USO through May 2000
c/o Nations Funds                         6 years
One Bank of America Plaza
Charlotte, NC 28255


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
Edmund L. Benson, III      Director, Saunders &
Age: 64                    Benson, Inc.
c/o Nations Funds          (insurance); and
One Bank of America Plaza  Director, Insurance
Charlotte, NC 28255        Managers Inc.
                           (insurance).
William P. Carmichael(1)   Director, Cobra
Age: 57                    Electronics Corporation
c/o Nations Funds          (electronic equipment
One Bank of America Plaza  manufacturer); Director,
Charlotte, NC 28255        Opta Food Ingredients,
                           Inc. (food ingredients
                           manufacturer); and
                           Director, Golden Rule
                           Insurance Company.
James Ermer                Director, National Mine
Age: 59                    Service (mining
c/o Nations Funds          supplies); and Director,
One Bank of America Plaza  Lawyers Title
Charlotte, NC 28255        Corporation (title
                           insurance).

William H. Grigg           Director, The Shaw
Age: 68                    Group, Inc.; and
c/o Nations Funds          Director and Vice
One Bank of America Plaza  Chairman, Aegis
Charlotte, NC 28255        Insurance Services, Ltd.
                           (a mutual insurance
                           company in Bermuda).
Thomas F. Keller           Director, Wendy's
Age: 69                    International, Inc.
c/o Nations Funds          (restaurant operating
One Bank of America Plaza  and franchising);
Charlotte, NC 28255        Director, Dimon, Inc.
                           (tobacco); and Director,
                           Biogen, Inc.
                           (pharmaceutical
                           biotechnology).
Carl E. Mundy, Jr.         Director,
Age: 66                    Schering-Plough
c/o Nations Funds          (pharmaceuticals and
One Bank of America Plaza  health care products);
Charlotte, NC 28255        Director, General
                           Dynamics Corporation
                           (defense systems);
                           Member, Board of
                           Advisors to the
                           Comptroller General of
                           the United States; and
                           Chairman, Board of
                           Trustees, Marine Corps
                           University Foundation.

NATIONS FUNDS

BOARD MEMBERS AND PRINCIPAL OFFICERS (CONTINUED)  (UNAUDITED) DECEMBER 31, 2001

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Dr. Cornelius J. Pings     Board Member   Indefinite term of office  Independent Director and        93
Age: 72                                                              Consultant; President,
c/o Nations Funds                         3 years                    Association of American
One Bank of America Plaza                                            Universities through June
Charlotte, NC 28255                                                  1998
Charles B. Walker          Board Member   Indefinite term of office  Vice Chairman and Chief         93
Age: 62                                                              Financial Officer,
c/o Nations Funds                         16 years                   Albemarle Corporation
One Bank of America Plaza                                            (chemical manufacturing)
Charlotte, NC 28255


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
Dr. Cornelius J. Pings     Director, Amervest
Age: 72                    Corporation; Director,
c/o Nations Funds          Edelbrock, Inc.; and
One Bank of America Plaza  Director, Farmers Group,
Charlotte, NC 28255        Inc. (insurance
                           company).
Charles B. Walker          Director, Ethyl
Age: 62                    Corporation (chemical
c/o Nations Funds          manufacturing).
One Bank of America Plaza
Charlotte, NC 28255

INTERESTED PERSONS

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
James B. Sommers(2)        Board Member   Indefinite term of office  Retired; Executive Vice         93
Age: 62                                                              President, NationsBank
c/o Nations Funds                         5 years                    Corporation through May
One Bank of America Plaza                                            1997; Chairman, Central
Charlotte, NC 28255                                                  Piedmont Community College
                                                                     Foundation; Chairman,
                                                                     Board of Commissioners,
                                                                     Charlotte/ Mecklenberg
                                                                     Hospital Authority
A. Max Walker(3)           President and  Indefinite term of office  Independent Financial           93
Age: 79                    Chairman of                               Consultant
c/o Nations Funds          the Board      16+ years
One Bank of America Plaza
Charlotte, NC 28255
Thomas S. Word, Jr.(4)     Board Member   Indefinite term of office  Partner -- McGuireWoods         93
Age: 63                                                              LLP (law firm)
c/o Nations Funds                         16 years
One Bank of America Plaza
Charlotte, NC 28255


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
James B. Sommers(2)        Trustee, Central
Age: 62                    Piedmont Community
c/o Nations Funds          College; and Trustee,
One Bank of America Plaza  Mint Museum of Art.
Charlotte, NC 28255
A. Max Walker(3)           N/A
Age: 79
c/o Nations Funds
One Bank of America Plaza
Charlotte, NC 28255
Thomas S. Word, Jr.(4)     Director -- Vaughan-Bassett
Age: 63                    Furniture Company, Inc.
c/o Nations Funds          (furniture).
One Bank of America Plaza
Charlotte, NC 28255

NATIONS FUNDS

BOARD MEMBERS AND PRINCIPAL OFFICERS (CONTINUED)  (UNAUDITED) DECEMBER 31, 2001

OFFICERS

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                           POSITION HELD  TERM OF OFFICE AND LENGTH   PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME, ADDRESS AND AGE      WITH THE FUND       OF TIME SERVED        DURING THE PAST FIVE YEARS  BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Richard H. Blank, Jr.      Secretary and  Indefinite term of office  Senior Vice President
Age: 44                    Treasurer                                 since 1998, and Vice
Stephens Inc.                             8 years and 3 years        President from 1994 to
111 Center Street                                                    1998 -- Mutual Fund
Little Rock, AR 72201                                                Services, Stephens Inc.;
                                                                     and Secretary since
                                                                     September 1993 and
                                                                     Treasurer since November
                                                                     1998 -- Nations Funds
                                                                     Family (7 registered
                                                                     investment companies).


                             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          HELD BY DIRECTOR
-------------------------  ------------------------
Richard H. Blank, Jr.      N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201

---------------
(1) Mr. Carmichael serves as only an Advisory Member of the Board of Directors for 50 of the 93 portfolios.

(2) Mr. Sommers is an Interested Person as a result of ownership of stock in Bank of America Corporation.

(3) Mr. Walker is an Interested Person because he is an officer of the Funds.

(4) Mr. Word is an Interested Person because he is a member of a law firm that provides legal services to the Fund's investment adviser.

The Statement of Additional Information has additional information about the Fund's trustees/directors and is available without charge upon request by calling 1-800-321-7854.

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                               B-2624-AR (02/02)